EXHIBIT 10(j)

                                CREDIT AGREEMENT

                                   dated as of

                                29 December 1999

                                      among

                               ACXIOM CORPORATION

                            The Lenders Party Hereto,

                    CHASE BANK OF TEXAS, NATIONAL ASSOCIATION
                   as the agent and a co-administrative agent

                                       and

                             MERCANTILE BANK, N.A.,
                          as a co-administrative agent,

                                      with

                             BANK OF AMERICA, N.A.,
                              as syndication agent,

                                       and

                               ABN AMRO BANK N.V.,
                            THE BANK OF NOVA SCOTIA,
                                  BANK ONE, NA,
                               WACHOVIA BANK, N.A.
                                       and
                         SUNTRUST BANK, NASHVILLE, N.A.
                                  as co-agents,

                             CHASE SECURITIES INC.,
                   as sole book manager and a co-lead arranger

                                       and

                         BANC OF AMERICA SECURITIES LLC,
                              as a co-lead arranger

                                TABLE OF CONTENTS


ARTICLE I. Definitions.......................................................1

    SECTION 1.01. Defined Terms..............................................1
    SECTION 1.02. Classification of Loans and Borrowings.....................17
    SECTION 1.03. Terms Generally............................................17
    SECTION 1.04. Accounting Terms; GAAP.....................................17

ARTICLE II. The Credits......................................................17

    SECTION 2.01. Commitments................................................17
    SECTION 2.02. Loans and Borrowings.......................................18
    SECTION 2.03. Requests for Borrowings....................................18
    SECTION 2.04. Swingline Loans............................................19
    SECTION 2.05. Letters of Credit..........................................20
    SECTION 2.06. Funding of Borrowings......................................24
    SECTION 2.07. Interest Elections.........................................24
    SECTION 2.08. Termination and Reduction of Revolving Commitments;
                    Extension of Maturity Date...............................26
    SECTION 2.09. Repayment of Loans; Evidence of Debt.......................27
    SECTION 2.10. Prepayment of Loans........................................27
    SECTION 2.11. Fees.......................................................28
    SECTION 2.12. Interest...................................................29
    SECTION 2.13. Alternate Rate of Interest.................................30
    SECTION 2.14. Increased Costs............................................30
    SECTION 2.15. Break Funding Payments.....................................31
    SECTION 2.16. Taxes......................................................32
    SECTION 2.17. Payments Generally; Pro Rata Treatment; Sharing
                    of Set-offs..............................................33
    SECTION 2.18. Mitigation Obligations; Replacement of Lenders.............35
    SECTION 2.19. Increase of Revolving Commitments..........................35

ARTICLE III. Representations and Warranties..................................36

    SECTION 3.01. Organization; Powers.......................................36
    SECTION 3.02. Authorization; Enforceability..............................37
    SECTION 3.03. Governmental Approvals; No Conflicts.......................37
    SECTION 3.04. Financial Condition; No Material Adverse Change............37
    SECTION 3.05. Properties.................................................38
    SECTION 3.06. Litigation and Environmental Matters.......................38
    SECTION 3.07. Compliance with Laws and Agreements........................39
    SECTION 3.08. Investment and Holding Company Status......................39
    SECTION 3.09. Taxes......................................................39
    SECTION 3.10. ERISA......................................................39
    SECTION 3.11. Disclosure.................................................39
    SECTION 3.12. Subsidiaries...............................................40
    SECTION 3.13. Insurance..................................................40
    SECTION 3.14. Labor Matters..............................................40
    SECTION 3.15. Solvency...................................................40
    SECTION 3.16. Senior Indebtedness........................................40
    SECTION 3.17. Year 2000..................................................41
    SECTION 3.18. Margin Securities..........................................41

ARTICLE IV. Conditions.......................................................41

    SECTION 4.01. Effective Date.............................................41
    SECTION 4.02. Each Credit Event..........................................42

ARTICLE V. Affirmative Covenants.............................................42

    SECTION 5.01. Financial Statements and Other Information.................43
    SECTION 5.02. Notices of Material Events.................................44
    SECTION 5.03. Existence; Conduct of Business.............................44

    SECTION 5.04. Payment of Obligations.....................................45
    SECTION 5.05. Maintenance of Properties..................................45
    SECTION 5.06. Insurance..................................................45
    SECTION 5.07. Casualty and Condemnation..................................45
    SECTION 5.08. Books and Records; Inspection and Audit Rights.............45
    SECTION 5.09. Compliance with Laws.......................................45
    SECTION 5.10. Use of Proceeds and Letters of Credit......................46
    SECTION 5.11. Additional Subsidiaries; Additional Guarantors.............46
    SECTION 5.12. Further Assurances.........................................46
    SECTION 5.13. Compliance with Agreements.................................47

ARTICLE VI. Negative Covenants...............................................47

    SECTION 6.01. Indebtedness; Certain Equity Securities....................47
    SECTION 6.02. Liens......................................................49
    SECTION 6.03. Fundamental Changes........................................50
    SECTION 6.04. Investments, Loans, Advances, Guarantees and Acquisitions..51
    SECTION 6.05. Asset Sales; Equity Issuances..............................53
    SECTION 6.06. Sale and Leaseback Transactions............................54
    SECTION 6.07. Hedging Agreements.........................................54
    SECTION 6.08. Restricted Payments; Certain Payments of Indebtedness......54
    SECTION 6.09. Transactions with Affiliates...............................55
    SECTION 6.10. Restrictive Agreements.....................................55
    SECTION 6.11. Amendment of Organizational Documents......................56
    SECTION 6.12. Subordinated Debt Documents................................56
    SECTION 6.13. Senior Note Documents......................................56
    SECTION 6.14. Change in Fiscal Year......................................57

ARTICLE VII. Financial Covenants.............................................57

    SECTION 7.01. Consolidated Tangible Net Worth............................57
    SECTION 7.02. Leverage Ratio.............................................59
    SECTION 7.03. Fixed Charge Coverage......................................60
    SECTION 7.04. Asset Coverage.............................................61

ARTICLE VIII. Events of Default..............................................62


ARTICLE IX. Agent............................................................64


ARTICLE X. Miscellaneous.....................................................66

    SECTION 10.01. Notices...................................................66
    SECTION 10.02. Waivers; Amendments.......................................66
    SECTION 10.03. Expenses; Indemnity; Damage Waiver........................67
    SECTION 10.04. Successors and Assigns....................................69
    SECTION 10.05. Survival..................................................71
    SECTION 10.06. Counterparts; Integration; Effectiveness..................71
    SECTION 10.07. Severability..............................................72
    SECTION 10.08. Right of Setoff...........................................72
    SECTION 10.09. Governing Law; Jurisdiction; Consent to Service of
                     Process.................................................72
    SECTION 10.10. WAIVER OF JURY TRIAL......................................73
    SECTION 10.11. Headings..................................................73
    SECTION 10.12. Confidentiality...........................................73
    SECTION 10.13. Maximum Interest Rate.....................................74
    SECTION 10.14. Intercompany Subordination................................75

                                    EXHIBITS:


EXHIBIT A - Form of  Assignment  and  Acceptance
EXHIBIT B - Form of Opinion of Borrower's  Counsel
EXHIBIT C - Form of Subsidiary  Guaranty
EXHIBIT D - Form of Increased Commitment Supplement


                                   SCHEDULES:


SCHEDULE 2.01 - Commitments
SCHEDULE 3.12 - Subsidiaries
SCHEDULE 6.01 - Existing  Indebtedness and Preferred  Equity Interests
SCHEDULE 6.02 - Existing  Liens
SCHEDULE 6.04 - Existing  Investments
SCHEDULE 6.10 - Existing Restrictions

                                CREDIT AGREEMENT

         This CREDIT AGREEMENT (this "Agreement") dated as of December 29, 1999, is among ACXIOM CORPORATION, a Delaware Corporation, the LENDERS party hereto, CHASE BANK OF TEXAS, NATIONAL ASSOCIATION, as the agent and as a co-administrative agent and MERCANTILE BANK, N.A., as a co-administrative agent, and BANK OF AMERICA, N.A., as syndication agent.

         The parties hereto agree as follows:

ARTICLE I.

                                   Definitions

     SECTION 1.01. Defined Terms. As used in this Agreement, the following terms have the meanings specified below:

         "ABR", when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are bearing interest at a rate determined by reference to the Alternate Base Rate.

         "Accumulated Total Assets" has the meaning specified in Section 6.05.

         "Acquiring Company" has the meaning specified in Section 6.04.

         "Adjusted EBITDA" has the meaning specified in Section 7.02.

         "Adjusted LIBO Rate" means, with respect to any Eurodollar Borrowing for any Interest Period, an interest rate per annum (rounded upwards, if necessary, to the next 1/16 of 1%) equal to (a) the LIBO Rate for such Interest Period multiplied by (b) the Statutory Reserve Rate.

          "Administrative Questionnaire" means an administrative questionnaire in a form supplied by the Agent.

         "Affiliate" means, with respect to a specified Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified.

         "Agent" means Chase Bank of Texas, National Association, as agent for the Lenders hereunder.

         "Alternate Base Rate" means, for any day, a rate per annum equal to the greatest of (a) the Prime Rate in effect on such day, (b) the Base CD Rate in effect on such day plus 1% and (c) the Federal Funds Effective Rate in effect on such day plus 1/2 of 1%. Any change in the Alternate Base Rate due to a change in the Prime Rate, the Base CD Rate or the Federal Funds Effective Rate shall be effective from and including the effective date of such change in the Prime Rate, the Base CD Rate or the Federal Funds Effective Rate, respectively.

         "Applicable Percentage" means, at any time and with respect to any Lender, the percentage of the total Revolving Commitments represented by such Lender's Revolving Commitment at such time. If the Revolving Commitments have terminated or expired, the Applicable Percentages shall be determined based upon the Revolving Commitments most recently in effect, giving effect to any assignments.

         "Applicable Rate" means, for any day (a) with respect to any ABR Loan or Eurodollar Loan or with respect to the commitment fees payable hereunder, as the case may be, the applicable rate per annum set forth below under the caption "ABR Spread", "Eurodollar Spread" or "Commitment Fee Rate", as the case may be, opposite the category in the table below which corresponds with the actual Leverage Ratio as of the most recent determination date; provided that until the first date that the Applicable Rate is determined as set forth below in this definition, the "Applicable Rate" shall be the applicable rate per annum set forth below in Category 3:

================================================================================
Leverage Ratio         ABR Spread     Eurodollar Spread           Commitment
                                                                   Fee Rate
================================================================================

Category 1               0.00%             1.00%                    0.225%
less than
0.50 to 1.00

--------------------------------------------------------------------------------

Category 2               0.00%             1.25%                    0.250%
great than or equal
to 0.50 to 1.00
but less than
1.00 to 1.00

--------------------------------------------------------------------------------

Category 3               0.00%             1.50%                    0.300%
greater than
1.00 to 1.00
but less than
1.50 to 1.00

--------------------------------------------------------------------------------

Category 4               0.25%             1.75%                    0.375%
greater than or
equal to
1.50 to 1.00

--------------------------------------------------------------------------------

         For purposes of the foregoing, (i) the Leverage Ratio shall be determined as of the end of each fiscal quarter of the Borrower's fiscal year based upon the Borrower's consolidated financial statements delivered pursuant to Section 5.01(a) or (b) beginning with the fiscal quarter ended June 30, 2000 and (ii) each change in the Applicable Rate resulting from a change in the Leverage Ratio shall be effective during the period commencing on and including the date of delivery to the Agent of such consolidated financial statements indicating such change and ending on the date immediately preceding the effective date of the next such change; provided that the Leverage Ratio shall be deemed to be in Category 4 (A) at any time that an Event of Default has occurred and is continuing or (B) at the option of the Agent or at the request of the Required Lenders if the Borrower fails to deliver the consolidated financial statements required to be delivered by it pursuant to Section 5.01(a) or (b), during the period from the expiration of the time for delivery thereof until such consolidated financial statements are delivered.

         "Assessment Rate" means, for any day, the annual assessment rate in effect on such day that is payable by a member of the Bank Insurance Fund classified as "well-capitalized" and within supervisory subgroup "B" (or a comparable successor risk classification) within the meaning of 12 C.F.R. Part 327 (or any successor provision) to the Federal Deposit Insurance Corporation for insurance by such Corporation of time deposits made in dollars at the offices of such member in the United States; provided that if, as a result of any change in any law, rule or regulation, it is no longer possible to determine the Assessment Rate as aforesaid, then the Assessment Rate shall be such annual rate as shall be determined by the Agent to be representative of the cost of such insurance to the Lenders.

         "Asset Value" has the meaning specified in Section 7.04.

         "Assignment and Acceptance" means an assignment and acceptance entered into by a Lender and an assignee (with the consent of any party whose consent is required by Section 10.04), and accepted by the Agent, in the form of Exhibit A or any other form approved by the Agent.

         "Base CD Rate" means the sum of (a) the Three-Month Secondary CD Rate multiplied by the Statutory Reserve Rate plus (b) the Assessment Rate.

         "Board" means the Board of Governors of the Federal Reserve System of the United States of America.

         "Borrower" means Acxiom Corporation, a Delaware corporation.

         "Borrowing" means Loans of the same Class and Type, made, converted or continued on the same date and, in the case of Eurodollar Loans, as to which a single Interest Period is in effect.

         "Borrowing Request" means a request by the Borrower for a Borrowing in accordance with Section 2.03.

         "Business Day" means any day that is not a Saturday, Sunday or other day on which commercial banks in New York, New York, Houston, Texas, or Dallas, Texas are authorized or required by law to remain closed; provided that, when used in connection with a Eurodollar Loan, the term "Business Day" shall also exclude any day on which banks are not open for dealings in dollar deposits in the London interbank market.

         "Capital Expenditures" means, for any period, the additions to property, plant and equipment and other capital expenditures of the Borrower and its consolidated Subsidiaries that are (or would be) set forth in a consolidated statement of cash flows of the Borrower for such period prepared in accordance with GAAP.

          "Capital Lease Obligations" of any Person means the obligations of such Person to pay rent or other amounts under any lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof, which obligations are required to be classified and accounted for as capital leases on a balance sheet of such Person under GAAP, and the amount of such obligations shall be the capitalized amount thereof determined in accordance with GAAP.

         "Change in Control" means (a) the acquisition of ownership, directly or indirectly, beneficially or of record, by any Person or group (within the meaning of Sections 13(d) or 14(d) the Securities Exchange Act of 1934 and the rules of the Securities and Exchange Commission thereunder as in effect on the date hereof) of Equity Interests representing more than 20% of either the aggregate ordinary voting power or the aggregate equity value represented by the issued and outstanding Equity Interests in Borrower; or (b) the acquisition of direct or indirect Control of the Borrower by any Person or group; or (c) any "Change of Control" as defined in the Subordinated Debt Documents.

         "Change in Law" means (a) the adoption of any law, rule or regulation after the date of this Agreement, (b) any change in any law, rule or regulation or in the interpretation or application thereof by any Governmental Authority after the date of this Agreement or (c) compliance by any Lender or the Issuing Bank (or, for purposes of Section 2.14(b), by any lending office of such Lender or by such Lender's or the Issuing Bank's holding company, if any) with any request, guideline or directive (whether or not having the force of law) of any Governmental Authority made or issued after the date of this Agreement.

         "Class", when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are Revolving Loans or Swingline Loans.

         "Co-Administrative Agents" means Chase Bank of Texas, National Association and Mercantile Bank, N.A.

         "Code" means the Internal Revenue Code of 1986, as amended from time to time.

         "Concentration Test" has the meaning specified in Section 5.11.

         "Consolidated Net Income" has the meaning specified in Section 7.01.

         "Consolidated Tangible Net Worth " has the meaning specified in Section 7.01.

         "Consolidated Total Assets" means, with respect to any Person and at any time, all amounts which in conformity with GAAP would be included as assets on a consolidated balance sheet of such Person.

         "Control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. "Controlling" and "Controlled" have meanings correlative thereto.

         "Current Maturity Date" has the meaning specified in Section 2.08(b).

         "Default" means any event or condition which constitutes an Event of Default or which upon notice, lapse of time or both would, unless cured or waived, become an Event of Default.

         "Disclosed Matters" means all the matters disclosed in the Borrower's reports to the securities and Exchange Commission on form 10-Q for the quarterly period ended September 30, 1999 and on form 10-K for the fiscal year ended March 31, 1999.

         "Dispositions" has the meaning set forth in Section 6.05.

         "Dollar Amount" means, as of any date of determination, (a) in the case of any amount denominated in dollars, such amount, and (b) in the case of any amount denominated in other currency, the amount of dollars which is equivalent to such amount of other currency as of such date, determined by using the Spot Rate on the date two (2) Business Days prior to such date.

        "dollars" or "$" refers to lawful money of the United States of America.

         "Domestic Subsidiary" means any Subsidiary that is organized under the laws of the United States of America, any state thereof or the District of Columbia.

         "EBITDA" has the meaning specified in Section 7.02.

         "Effective  Date" means the date on which the  conditions  specified in
Section 4.01 are satisfied (or waived in accordance with Section 10.02).

         "Environmental Laws" means all laws, rules, regulations, codes, ordinances, orders, decrees, judgments, injunctions, notices or binding agreements issued, promulgated or entered into by any Governmental Authority, relating in any way to the environment, preservation or reclamation of natural resources, the management, release or threatened release of any Hazardous Material or to health and safety matters.

         "Environmental Liability" means any liability, contingent or otherwise (including any liability for damages, costs of environmental remediation, fines, penalties or indemnities), of the Borrower or any Subsidiary directly or indirectly resulting from or based upon (a) violation of any Environmental Law,
(b) the generation, use, handling, transportation, storage, treatment or disposal of any Hazardous Materials, (c) exposure to any Hazardous Materials,
(d) the release or threatened release of any Hazardous Materials into the environment or (e) any contract, agreement or other consensual arrangement pursuant to which liability is assumed or imposed with respect to any of the foregoing.

         "Equity Forward Agreement" means the Synthetic Purchase Agreement governed by that certain International Swap Dealers Association, Inc. Master Agreement entered into between Borrower and Chase Bank of Texas, National Association in December of 1999, as the same may be amended or otherwise modified from time to time.

         "Equity Interests" means shares of capital stock, partnership interests, membership interests in a limited liability company, beneficial interests in a trust or other equity ownership interests in a Person and any option, warrant or other right relating thereto.

         "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time.

         "ERISA Affiliate" means any trade or business (whether or not incorporated) that, together with the Borrower, is treated as a single employer under Section 414(b) or (c) of the Code or, solely for purposes of Section 302 of ERISA and Section 412 of the Code, is treated as a single employer under
Section 414 of the Code.

         "ERISA Event" means (a) any "reportable event", as defined in Section 4043 of ERISA or the regulations issued thereunder with respect to a Plan (other than an event for which the 30-day notice period is waived); (b) the existence with respect to any Plan of an "accumulated funding deficiency" (as defined in Section 412 of the Code or Section 302 of ERISA), whether or not waived; (c) the filing pursuant to Section 412(d) of the Code or Section 303(d) of ERISA of an application for a waiver of the minimum funding standard with respect to any Plan; (d) the incurrence by the Borrower or any of its ERISA Affiliates of any liability under Title IV of ERISA with respect to the termination of any Plan;
(e) the receipt by the Borrower or any ERISA Affiliate from the PBGC or a plan administrator of any notice relating to an intention to terminate any Plan or Plans or to appoint a trustee to administer any Plan; (f) the incurrence by the Borrower or any of its ERISA Affiliates of any liability with respect to the withdrawal or partial withdrawal from any Plan or Multiemployer Plan; or (g) the receipt by the Borrower or any ERISA Affiliate of any notice, or the receipt by any Multiemployer Plan from the Borrower or any ERISA Affiliate of any notice, concerning the imposition of Withdrawal Liability or a determination that a Multiemployer Plan is, or is expected to be, insolvent or in reorganization, within the meaning of Title IV of ERISA.

         "Eurodollar", when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are bearing interest at a rate determined by reference to the Adjusted LIBO Rate.

         "Event of Default" has the meaning specified in Article VIII.

         "Excluded Subsidiary " means any Foreign Subsidiary and any Subsidiary who is not a party to the Subsidiary Guaranty.

         "Excluded Subsidiary Loan and Guaranty Amount" has the meaning specified in Section 6.01(a)(iii).

         "Excluded Subsidiary Loan and Guaranty Limit" has the meaning specified in Section 6.01(a)(iii).

         "Excluded Taxes" means, with respect to the Agent, any Lender, the Issuing Bank or any other recipient of any payment to be made by or on account of any obligation of the Borrower hereunder, (a) income or franchise taxes imposed on (or measured by) its net income by the United States of America, or by the jurisdiction under the laws of which such recipient is organized or in which its principal office is located or, in the case of any Lender, in which its applicable lending office is located, (b) any branch profits taxes imposed by the United States of America or any similar tax imposed by any other jurisdiction in which the Borrower is located and (c) in the case of a Foreign Lender (other than an assignee pursuant to a request by the Borrower under Section 2.18(b)), any withholding tax that is imposed on amounts payable to such Foreign Lender at the time such Foreign Lender becomes a party to this Agreement (or designates a new lending office) or is attributable to such Foreign Lender's failure to comply with Section 2.16(e), except to the extent that such Foreign Lender (or its assignor, if any) was entitled, at the time of designation of a new lending office (or assignment), to receive additional amounts from the Borrower with respect to such withholding tax pursuant to Section 2.16(a).


         "Extension Request" has the meaning specified in Section 2.08(b).

         "Federal Funds Effective Rate" means (i) for the first day of an ABR Borrowing or Swingline Loan, the rate per annum which is the average of the rates on the offered side of the Federal funds market quoted by three interbank Federal funds brokers, selected by the Agent, at approximately the time the Borrower requests such Borrowing or Swingline Loan, for dollar deposits in immediately available funds, for a period and in an amount, comparable to the principal amount of such ABR Borrowing or Swingline Loan, as the case may be, and (ii) for each day of such ABR Borrowing or Swingline Loan thereafter, or for any other amount hereunder which bears interest at the Alternative Base Rate or the Federal Funds Effective Rate, the rate per annum which is the average of the rates on the offered side of the Federal funds market quoted by three interbank Federal funds brokers, selected by the Agent, at approximately 2:00 p.m. New York City time on such day for dollar deposits in immediately available funds, for a period and in an amount, comparable to the principal amount of such ABR Borrowing, Swingline Loan or other amount, as the case may be; in the case of both clauses (i) and (ii), as determined by the Agent and rounded upwards, if necessary, to the nearest 1/100 of 1%.

         "Financial Officer" means the chief financial officer, principal accounting officer, treasurer or controller of the Borrower.

         "Fixed Charges" has the meaning specified in Section 7.03.

         "Foreign Lender" means any Lender that is organized under the laws of a jurisdiction other than that in which the Borrower is located. For purposes of this definition, the United States of America, each State thereof and the District of Columbia shall be deemed to constitute a single jurisdiction.

         "Foreign Subsidiary" means any Subsidiary that is organized under the laws of a jurisdiction other than the United States of America, any State thereof or the District of Columbia.

         "GAAP" means generally accepted accounting principles in the United States of America.

         "Governmental Authority" means the government of the United States of America, any other nation or any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government.

         "Guarantee" of or by any Person (the "guarantor") means any obligation, contingent or otherwise, of the guarantor guaranteeing or having the economic effect of guaranteeing any Indebtedness, or other obligation (including any obligations under an operating lease) of such Person or any other Person (the "primary obligor") in any manner, whether directly or indirectly, and including any obligation of the guarantor, direct or indirect, (a) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other obligation or to purchase (or to advance or supply funds for the purchase
of) any security for the payment thereof, (b) to purchase or lease property, securities or services for the purpose of assuring the owner of such Indebtedness or other obligation (including the lessor under an operating lease) of the payment thereof, (c) to maintain working capital, equity capital or any other financial statement condition or liquidity of the primary obligor so as to enable the primary obligor to pay such Indebtedness or other obligation or (d) as an account party in respect of any letter of credit or letter of guaranty issued to support such Indebtedness or obligation; provided, that the term Guarantee shall not include endorsements for collection or deposit in the ordinary course of business.

          "Guarantor" means Acxiom CDC, Inc., Acxiom/Direct Media, Inc., Acxiom/May & Speh, Inc., Acxiom RM-Tools, Inc., Acxiom/Woodland Hills Data Center, Inc. and each other Subsidiary who becomes a guarantor under the Subsidiary Guaranty in accordance with Section 5.11.

         "Hazardous Materials" means all explosive or radioactive substances or wastes and all hazardous or toxic substances, wastes or other pollutants, including petroleum or petroleum distillates, asbestos or asbestos containing materials, polychlorinated biphenyls, radon gas, infectious or medical wastes and all other substances or wastes of any nature regulated pursuant to any Environmental Law.

         "Hedging Agreement" means any interest rate protection agreement, foreign currency exchange agreement, commodity price protection agreement, security hedging agreement, other interest, currency or security exchange rate or commodity price hedging arrangement, any Synthetic Purchase Agreement or any other derivative instrument.

         "Increased Commitment Supplement" has the meaning specified in Section 2.19.

         "Indebtedness" of any Person means, without duplication, (a) all obligations of such Person for borrowed money or with respect to deposits or advances of any kind, (b) all obligations of such Person evidenced by bonds, debentures, notes or similar instruments, (c) all obligations of such Person upon which interest charges are customarily paid, (d) all obligations of such Person under conditional sale or other title retention agreements relating to property acquired by such Person, (e) all obligations of such Person in respect of the deferred purchase price of property or services (excluding current accounts payable incurred in the ordinary course of business), (f) all obligations of others secured by (or for which the holder of such obligations has an existing right, contingent or otherwise, to be secured by) any Lien on property owned or acquired by such Person, whether or not the obligations secured thereby have been assumed (provided that for purposes of this clause (f) the amount of any such Indebtedness shall be deemed not to exceed the higher of the market value or the book value of such assets), (g) all Guarantees by such Person of obligations of others (including Guarantees of operating leases), (h) all Capital Lease Obligations of such Person, (i) all obligations, contingent or otherwise, of such Person as an account party in respect of letters of credit and letters of guaranty, (j) all obligations, contingent or otherwise, of such Person in respect of bankers' acceptances, (k) indebtedness in respect of mandatory redemption or mandatory dividend rights on Equity Interests but excluding dividends payable solely in additional Equity Interests, (l) all obligations of such Person, contingent or otherwise, for the payment of money under any noncompete, consulting or similar agreement entered into with the seller of a Target or any other similar arrangements providing for the deferred payment of the purchase price for an acquisition permitted hereby or an acquisition consummated prior to the date hereof, (m) all obligations of such Person under any Hedging Agreement, (n) all obligations of such Person to pay rent or other amounts under any lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof, which lease is required or is permitted to be classified and accounted for as an operating lease under GAAP but which is intended by the parties thereto for tax, bankruptcy, regulatory, commercial law, real estate law and all other purposes as a financing arrangement, and (o) all other amounts (other than accruals, deferred revenue and deferred taxes) which are required by GAAP to be included as liabilities on a consolidated balance sheet of such Person. The Indebtedness of any Person shall include the Indebtedness of any other entity (including any partnership in which such Person is a general partner) to the extent such Person is liable therefor as a result of such Person's ownership interest in or other relationship with such entity, except to the extent the terms of such Indebtedness provide that such Person is not liable therefor. The amount of the obligations of the Borrower or any Subsidiary in respect of any Hedging Agreement (including, without limitation, the obligations arising under the Equity Forward Agreement) shall, at any time of determination and for all purposes under this Agreement, be the maximum aggregate amount (giving effect to any netting agreements) that the Borrower or such Subsidiary would be required to pay if such Hedging Agreement were terminated at such time giving effect to current market conditions notwithstanding any contrary treatment in accordance with GAAP. The deferred purchase price of property or services to be paid through earnings of the purchaser to the extent such amount is not characterized as liabilities in accordance with GAAP shall not be Indebtedness.

         "Indemnified Taxes" means Taxes other than Excluded Taxes.

         "Information Memorandum" means the Confidential Information Memorandum dated December 1999 relating to the Borrower and the credit facility established by this Agreement.

         "Interest Election Request" means a request by the Borrower to convert or continue a Borrowing in accordance with Section 2.07.

         "Interest Payment Date" means (a) with respect to any ABR Loan, the last day of each March, June, September and December commencing the first such date after the Effective Date, (b) with respect to any Eurodollar Loan, the last day of the Interest Period applicable to the Borrowing of which such Loan is a part and, in the case of a Eurodollar Borrowing with an Interest Period of more than three months' duration, each day prior to the last day of such Interest Period that occurs at intervals of three months' duration after the first day of such Interest Period, and (c) with respect to any Swingline Loan, the day that such Loan is required to be repaid.

         "Interest Period" means with respect to any Eurodollar Borrowing, the period commencing on the date of such Borrowing and ending on the numerically corresponding day in the calendar month that is one, two, three or six months thereafter, as the Borrower may elect; provided, that (i) if any Interest Period would end on a day other than a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless such next succeeding Business Day would fall in the next calendar month, in which case such Interest Period shall end on the next preceding Business Day and (ii) any Interest Period that commences on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the last calendar month of such Interest Period) shall end on the last Business Day of the last calendar month of such Interest Period. For purposes hereof, the date of a Borrowing initially shall be the date on which such Borrowing is made and thereafter shall be the effective date of the most recent conversion or continuation of such Borrowing.

         "Issuing Bank" means Chase Bank of Texas, National Association, in its capacity as the issuer of Letters of Credit hereunder, and its successors in such capacity as provided in Section 2.05(i). The Issuing Bank may, in its discretion, arrange for one or more Letters of Credit to be issued by Affiliates of the Issuing Bank, in which case the term "Issuing Bank" shall include any such Affiliate with respect to Letters of Credit issued by such Affiliate.

         "LC Disbursement" means a payment made by the Issuing Bank pursuant to a Letter of Credit.

         "LC Exposure" means, at any time, the sum of (a) the aggregate undrawn amount of all outstanding Letters of Credit at such time plus (b) the aggregate amount of all LC Disbursements that have not yet been reimbursed by or on behalf of the Borrower at such time. The LC Exposure of any Lender at any time shall be its Applicable Percentage of the total LC Exposure at such time.

         "Lenders" means the Persons listed on Schedule 2.01 and any other Person that shall have become a party hereto pursuant to an Assignment and Acceptance, other than any such Person that ceases to be a party hereto pursuant to an Assignment and Acceptance. Unless the context otherwise requires, the term "Lenders" includes the Swingline Lender.

         "Letter of Credit" means any letter of credit issued pursuant to this Agreement.

         "Leverage Ratio" means, on any date, the ratio of Total Indebtedness to Adjusted EBITDA then most recently calculated in accordance with Section 7.02.

         "LIBO Rate" means, with respect to any Eurodollar Borrowing for any Interest Period, the rate appearing on Page 3750 of the Telerate Service (or on any successor or substitute page of such Service, or any successor to or substitute for such Service, providing rate quotations comparable to those currently provided on such page of such Service, as determined by the Agent from time to time for purposes of providing quotations of interest rates applicable to dollar deposits in the London interbank market) at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period, as the rate for dollar deposits with a maturity comparable to such Interest Period. In the event that such rate is not available at such time for any reason, then the "LIBO Rate" with respect to such Eurodollar Borrowing for such Interest Period shall be the rate at which dollar deposits of $5,000,000 and for a maturity comparable to such Interest Period are offered by the principal London office of Chase Bank of Texas, National Association in immediately available funds in the London interbank market at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period.

         "Lien" means, with respect to any asset, (a) any mortgage, deed of trust, lien, pledge, hypothecation, encumbrance, charge or security interest in, on or of such asset, (b) the interest of a vendor or a lessor under any conditional sale agreement, capital lease or title retention agreement (or any financing lease having substantially the same economic effect as any of the foregoing) relating to such asset and (c) in the case of securities, any purchase option, call or similar right of a third party with respect to such securities.

         "Loan Documents" means this Agreement, the Subsidiary Guaranty and all other certificates, agreements and other documents or instruments now or hereafter executed and/or delivered pursuant to or in connection with this Agreement or the Subsidiary Guaranty and any and all amendments, modifications, supplements, renewals, extensions or restatements thereof.

         "Loans" means the loans made by the Lenders to the Borrower pursuant to this Agreement.

         "Material Adverse Effect" means a material adverse effect on (a) the business, assets, operations or financial condition of the Borrower and the

Subsidiaries taken as a whole, (b) the ability of the Borrower or any Guarantor to perform any of its obligations under any Loan Document or (c) the validity, enforceability or collectibility of the Revolving Loans or the ability of the Agent and the Lenders to enforce a material provision of any Loan Document.

         "Material Indebtedness" means Indebtedness (other than the Loans and Letters of Credit) of any one or more of, the Borrower and the Subsidiaries in an aggregate principal amount exceeding a Dollar Amount equal to $5,000,000.

         "Maturity Date" means December 29, 2002, or such later date as may be requested by the Borrower and approved by the Lenders in accordance with Section 2.08(b).

         "Moody's" means Moody's Investors Service, Inc.

         "Multiemployer Plan" means a multiemployer plan as defined in Section 4001(a)(3) of ERISA.

         "New Lender" has the meaning specified in Section 2.19.

         "Other Taxes" means any and all present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies arising from any payment made under any Loan Document or from the execution, delivery or enforcement of, or otherwise with respect to, any Loan Document.

         "PBGC" means the Pension Benefit Guaranty Corporation referred to and defined in ERISA and any successor entity performing similar functions.

         "Permitted Encumbrances" means:

                  (a) Liens imposed by law for taxes that are not yet due or are being contested in compliance with Section 5.04;

                  (b) carriers', warehousemen's, mechanics', materialmen's, repairmen's and other like Liens imposed by law, arising in the ordinary course of business and securing obligations that are not overdue by more than 120 days and are not being enforced or are being contested in compliance with Section 5.04;

                  (c) pledges and deposits made in the ordinary course of business in compliance with workers' compensation, unemployment insurance and other social security laws or regulations;

                  (d) deposits to secure the performance of bids, trade contracts, leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature, in each case in the ordinary course of business;

                  (e) judgment liens in respect of judgments that do not constitute an Event of Default under clause (k) of Article VIII;

                  (f) easements, zoning restrictions, rights-of-way and similar encumbrances on real property imposed by law or arising in the ordinary course of business that do not secure any monetary obligations and do not materially detract from the value of the affected property or interfere with the ordinary conduct of business of the Borrower or any Significant Subsidiary;

                  (g)  Liens  arising  from  filing  UCC  financing   statements
regarding leases permitted by this Agreement;

                  (h) leases or subleases of equipment to customers in the ordinary course of business;

                  (i) leases or subleases entered into by Borrower or a Subsidiary in good faith with respect to its property not used in its business and which do not materially interfere with the ordinary conduct of business of the Borrower or any Significant Subsidiary; and

                  (j) Liens incurred by Borrower with the consent of the Required Lenders;

provided that the term "Permitted Encumbrances" shall not include any Lien described in clauses (a) through (h) above that secures Indebtedness.

         "Permitted Investments" means:

     (a) direct obligations of, or obligations the principal of and interest on which are unconditionally guaranteed by, the United States of America (or by any agency thereof to the extent such obligations are backed by the full faith and credit of the United States of America), in each case maturing within one year from the date of acquisition thereof;

     (b) investments in commercial paper maturing within 270 days from the date of acquisition thereof and having, at such date of acquisition, the highest credit rating obtainable from S&P or from Moody's;

     (c) investments in certificates of deposit, banker's acceptances and time deposits maturing within 180 days from the date of acquisition thereof issued or guaranteed by or placed with, and money market deposit accounts issued or offered by, any domestic office of any commercial bank organized under the laws of the United States of America or any State thereof which has a combined capital and surplus and undivided profits of not less than $500,000,000; and (d) fully collateralized repurchase agreements with a term of not more than 30 days for securities described in clause (a) above and entered into with a financial institution satisfying the criteria described in clause (c) above.

         "Person" means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity.

         "Plan" means any employee pension benefit plan (other than a Multiemployer Plan) subject to the provisions of Title IV of ERISA or Section 412 of the Code or Section 302 of ERISA, and in respect of which the Borrower or any ERISA Affiliate is (or, if such plan were terminated, would under Section 4069 of ERISA be deemed to be) an "employer" as defined in Section 3(5) of ERISA.

         "Prime Rate" means the rate of interest per annum publicly announced from time to time by Chase Bank of Texas, National Association as its prime rate in effect at its principal office in Houston, Texas; each change in the Prime Rate shall be effective from and including the date such change is publicly announced as being effective.

         "Prior Assets" has the meaning specified in Section 7.02.

         "Prior Company" has the meaning specified in Section 7.02.

         "Prior Target" has the meaning specified in Section 7.02.

         "Purchase Price" means, as of any date of determination and with respect to a proposed acquisition, the purchase price to be paid for the Target or its assets, including all cash consideration paid (whether classified as purchase price, noncompete or consulting payments or otherwise), the value of all other assets to be transferred by the purchaser in connection with such acquisition to the seller (including any stock issued to the seller) all valued in accordance with the applicable purchase agreement and the outstanding principal amount of all Indebtedness of the Target or the seller assumed or acquired in connection with such acquisition.

         "Register" has the meaning specified in Section 10.04.

         "Rejecting Lender" has the meaning specified in Section 2.08(b).

         "Related Parties" means, with respect to any specified Person, such Person's Affiliates and the respective directors, officers, employees, agents and advisors of such Person and such Person's Affiliates.

         "Required Lenders" means, at any time, Lenders having Revolving Exposures and unused Revolving Commitments representing 51% of the sum of the total Revolving Exposures and unused Revolving Commitments at such time.

         "Restricted Payment" means any dividend or other distribution (whether in cash, securities or other property) with respect to any Equity Interests in the Borrower or any Subsidiary, or any payment (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancellation or termination of any Equity Interests in the Borrower or any Subsidiary (including any dividend, other distribution or other payment in respect of Equity Interests under a Synthetic Purchase Agreement).

         "Revolving Availability Period" means the period from and including the Effective Date to but excluding the earlier of the Maturity Date and the date of termination of the Revolving Commitments in accordance with the terms of this Agreement.

         "Revolving   Commitment"  means,  with  respect  to  each  Lender,  the commitment, if any, of such Lender to make Revolving Loans and to acquire participations in Letters of Credit and Swingline Loans hereunder, expressed as an amount representing the maximum aggregate amount of such Lender's Revolving Exposure hereunder, as such commitment may be (a) reduced from time to time pursuant to Section 2.08 and (b) reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to Section 10.04. The initial amount of each Lender's Revolving Commitment is set forth on Schedule 2.01, or in the Assignment and Acceptance pursuant to which such Lender shall have assumed its Revolving Commitment, as applicable. The initial aggregate amount of the Lenders' Revolving Commitments is $275,000,000.

         "Revolving Exposure" means, with respect to any Lender at any time, the sum of the outstanding principal amount of such Lender's Revolving Loans and its LC Exposure and Swingline Exposure at such time.

         "Revolving Lender" means a Lender with a Revolving Commitment or, if the Revolving Commitments have terminated or expired, a Lender with Revolving Exposure.

         "Revolving Loan" means advances made pursuant to Section 2.01.

         "S&P" means Standard & Poor's.

         "Senior Debt" has the meaning specified in Section 7.04.

         "Senior Notes" means the following senior notes of the Borrower:

          (a) the 6.92% Senior Notes due March 30, 2007 in the original aggregate amount of $30,000,000; and

          (b) 9.75% Senior Notes due May 1, 2000.

         "Senior Note Documents" means the indentures or note purchase agreements under which the Senior Notes have been issued and all other instruments, agreements and other documents evidencing or governing the Senior Notes or providing for any Guarantee or other right in respect thereof.

         "Significant Subsidiary" means, at any date of determination, any Subsidiary (i) whose Consolidated Total Assets equals or exceeds five percent (5%) of the Consolidated Total Assets of the Borrower, or (ii) whose Consolidated Net Income for the most recently completed four fiscal quarters equals or exceeds five percent (5%) of the Borrower's Consolidated Net Income for such period. In calculating Consolidated Net Income under the foregoing clause for a four fiscal quarter period, if the Borrower or a Subsidiary acquires the assets of a Target either directly or through a merger, the Consolidated Net Income of the Target for such four fiscal quarter period attributable to the time prior to the acquisition shall be added to the Consolidated Net Income of the Borrower or such Subsidiary, as applicable.

         "Spot Rate" means, with respect to any day, the rate determined on such date on the basis of the offered exchange rates, as reflected in the foreign currency exchange rate display of Telerate System, Incorporated at or about 10:00 a.m. (Dallas, Texas time), to purchase dollars with the other applicable currency, provided that, if at least two such offered rates appear on such display, the rate shall be the arithmetic mean of such offered rates and, if no such offered rates are so displayed, the Spot Rate shall be determined by the Agent on the basis of the arithmetic mean of such offered rates as determined by the Agent in accordance with its normal practice.

         "Statutory Reserve Rate" means a fraction (expressed as a decimal), the numerator of which is the number one and the denominator of which is the number one minus the aggregate of the maximum reserve percentages (including any marginal, special, emergency or supplemental reserves) expressed as a decimal established by the Board to which the Agent is subject (a) with respect to the Base CD Rate, for new negotiable nonpersonal time deposits in dollars of over $100,000 with maturities approximately equal to three months and (b) with respect to the Adjusted LIBO Rate, for eurocurrency funding (currently referred to as "Eurocurrency Liabilities" in Regulation D of the Board). Such reserve percentages shall include those imposed pursuant to such Regulation D. Eurodollar Loans shall be deemed to constitute eurocurrency funding and to be subject to such reserve requirements without benefit of or credit for proration, exemptions or offsets that may be available from time to time to any Lender under such Regulation D or any comparable regulation. The Statutory Reserve Rate shall be adjusted automatically on and as of the effective date of any change in any reserve percentage.

         "Subject Period" has the meaning set forth in Section 7.02.

         "Subordinated Debt" means the Borrower's and Acxiom/May & Speh, Inc.'s 5.25% convertible subordinated notes due 2003 in the aggregate principal amount of $115,000,000 and the Indebtedness represented thereby.

         "Subordinated Debt Documents" means the indenture under which the Subordinated Debt is issued and all other instruments, agreements and other documents evidencing or governing the Subordinated Debt or providing for any Guarantee or other right in respect thereof.

         "subsidiary" means, with respect to any Person (the "parent") at any date, any corporation, limited liability company, partnership, association or other entity the accounts of which would be consolidated with those of the parent in the parent's consolidated financial statements if such financial statements were prepared in accordance with GAAP as of such date, as well as any other corporation, limited liability company, partnership, association or other entity (a) of which securities or other ownership interests representing more than 50% of the equity or more than 50% of the ordinary voting power or, in the case of a partnership, more than 50% of the general partnership interests are, as of such date, owned, controlled or held, or (b) that is, as of such date, otherwise Controlled, by the parent or one or more subsidiaries of the parent or by the parent and one or more subsidiaries of the parent.

         "Subsidiary" means any subsidiary of the Borrower.

         "Subsidiary Guaranty" means the Guaranty Agreement in substantially the form of Exhibit "C" hereto, executed by certain Subsidiaries for the benefit of the Agent and the Lenders, as the same may be amended or otherwise modified.

         "Swingline Exposure" means, at any time, the aggregate principal amount of all Swingline Loans outstanding at such time. The Swingline Exposure of any Lender at any time shall be its Applicable Percentage of the total Swingline Exposure at such time.

         "Swingline Lender" means Chase Bank of Texas, National Association, in its capacity as lender of Swingline Loans hereunder.

         "Swingline Loan" means a Loan made pursuant to Section 2.04.

         "Synthetic Airplane Lease Facility" means the synthetic lease arrangement under which a lessor has committed to purchase (for an aggregate purchase price not to exceed $2,250,000) and lease to the Borrower a
Dassault-Breguet, Model Falcon 10 Aircraft and related components under an aircraft lease agreement entered into by the Borrower on or about December 29, 1999.

         "Synthetic Equipment Lease Facility" means the synthetic lease arrangement under which a lessor has committed to purchase and lease to the Borrower up to $100,000,000 of equipment under a master lease agreement entered into by the Borrower on September 30, 1999.

         "Synthetic Purchase Agreement" means any agreement pursuant to which the Borrower or a Subsidiary is or may become obligated to make any payment (i) in connection with the purchase by any third party of any Equity Interest or subordinated Indebtedness or (ii) the amount of which is determined by reference to the price or value at any time of any Equity Interest or subordinated Indebtedness; provided that no phantom stock or similar plan providing for payments only to current or former directors, officers or employees of the Borrower or the Subsidiaries (or to their heirs or estates) shall be deemed to be a Synthetic Purchase Agreement.

         "Synthetic Real Property Lease" means a synthetic lease arrangement under which a lessor has or will commit to purchase and lease to the Borrower or a Subsidiary the real property owned by Borrower consisting of two city blocks bounded by East 3rd Street, East 4th Street, Ferry Street and Commerce Street in downtown Little Rock, Arkansas for an aggregate purchase price not to exceed $35,000,000.

         "Target" means a Person who is to be acquired or whose assets are to be acquired in a transaction permitted by Section 6.04.

         "Taxes"  means any and all present or future  taxes,  levies,  imposts,
duties,  deductions,   charges  or  withholdings  imposed  by  any  Governmental
Authority.

         "Three-Month Secondary CD Rate" means, for any day, the secondary market rate for three-month certificates of deposit reported as being in effect on such day (or, if such day is not a Business Day, the next preceding Business
Day) by the Board through the public information telephone line of the Federal Reserve Bank of New York (which rate will, under the current practices of the Board, be published in Federal Reserve Statistical Release H.15(519) during the week following such day) or, if such rate is not so reported on such day or such next preceding Business Day, the average of the secondary market quotations for three-month certificates of deposit of major money center banks in New York City received at approximately 10:00 a.m., New York City time, on such day (or, if such day is not a Business Day, on the next preceding Business Day) by the Agent from three negotiable certificate of deposit dealers of recognized standing selected by it.

         "Total Indebtedness" has the meaning set forth in Section 7.02.

         "Transferring Subsidiary " has the meaning set forth in Section 6.04.

         "Type", when used in reference to any Loan or Borrowing, refers to whether the rate of interest on such Loan, or on the Loans comprising such Borrowing, is determined by reference to the Adjusted LIBO Rate or the Alternate Base Rate.

         "Withdrawal Liability" means liability to a Multiemployer Plan as a result of a complete or partial withdrawal from such Multiemployer Plan, as such terms are defined in Part I of Subtitle E of Title IV of ERISA.

SECTION 1.02. Classification of Loans and Borrowings. For purposes of this Agreement, Loans may be classified and referred to by Class (e.g., a "Revolving Loan") or by Type (e.g., a "Eurodollar Loan") or by Class and Type (e.g., a "Eurodollar Revolving Loan"). Borrowings also may be classified and referred to by Class (e.g., a "Revolving Borrowing") or by Type (e.g., a "Eurodollar Borrowing") or by Class and Type (e.g., a "Eurodollar Revolving Borrowing").

SECTION 1.03.     Terms Generally.
           The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words "include", "includes" and "including" shall be deemed to be followed by the phrase "without limitation". The word "will" shall be construed to have the same meaning and effect as the word "shall". Unless the context requires otherwise (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein), (b) any reference herein to any Person shall be construed to include such Person's successors and assigns, (c) the words "herein", "hereof" and "hereunder", and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (d) all references herein to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, this Agreement and (e) the words "asset" and "property" shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights.

SECTION 1.04.     Accounting Terms; GAAP.
           Except as otherwise expressly provided herein, all terms of an accounting or financial nature shall be construed in accordance with GAAP, as in effect from time to time; provided that, if the Borrower notifies the Co-Administrative Agents that the Borrower requests an amendment to any provision hereof to eliminate the effect of any change occurring after the date hereof in GAAP or in the application thereof on the operation of such provision (or if the Agent notifies the Borrower that the Required Lenders request an amendment to any provision hereof for such purpose), regardless of whether any such notice is given before or after such change in GAAP or in the application thereof, then such provision shall be interpreted on the basis of GAAP as in effect and applied immediately before such change shall have become effective until such notice shall have been withdrawn or such provision amended in accordance herewith.

                                  ARTICLE II.

                                 The Credits

SECTION 2.01.     Commitments.
           Subject to the terms and conditions set forth herein, each Revolving Lender agrees to make advances to the Borrower from time to time during the Revolving Availability Period in an aggregate principal amount that will not result in such Revolving Lender's Revolving Exposure exceeding such Revolving

Lender's Revolving Commitment. Within the foregoing limits and subject to the terms and conditions set forth herein, the Borrower may borrow, prepay and reborrow under this Section 2.01.

SECTION 2.02.     Loans and Borrowings.

(a) Each Revolving Loan shall be made as part of a Borrowing consisting of Revolving Loans of the same Type made by the Revolving Lenders ratably in accordance with their respective Revolving Commitments except as may otherwise be required by Section 2.19. The failure of any Revolving Lender to make any Revolving Loan required to be made by it shall not relieve any other Revolving Lender of its obligations hereunder; provided that the Revolving Commitments of the Revolving Lenders are several and no Revolving Lender shall be responsible for any other Revolving Lender's failure to make Revolving Loans as required.

(b) Subject to Section 2.13, each Revolving Borrowing shall be comprised entirely of ABR Loans or Eurodollar Loans as the Borrower may request in accordance herewith; provided that all Borrowings made on the Effective Date must be made as ABR Borrowings. Each Revolving Lender at its option may make any Eurodollar Loan by causing any domestic or foreign branch or Affiliate of such Revolving Lender to make such Loan; provided that any exercise of such option shall not affect the obligation of the Borrower to repay such Loan in accordance with the terms of this Agreement.

(c) At the commencement of each Interest Period for any Eurodollar Borrowing, such Borrowing shall be in an aggregate amount that is an integral multiple of $250,000 and not less than $2,000,000. At the time that each ABR Revolving Borrowing is made, such Borrowing shall be in an aggregate amount that is an integral multiple of $100,000 and not less than $1,000,000; provided that an ABR Revolving Borrowing may be in an aggregate amount that is equal to the entire unused balance of the total Revolving Commitments or that is required to finance the reimbursement of an LC Disbursement as contemplated by Section 2.05(e). Each Swingline Loan shall be in an amount that is an integral multiple of $25,000 and not less than $50,000. Borrowings of more than one Type and Class may be outstanding at the same time; provided that there shall not at any time be more than a total of 10 Eurodollar Borrowings outstanding.

(d) Notwithstanding any other provision of this Agreement, the Borrower shall not be entitled to request, or to elect to convert or continue, any Borrowing if the Interest Period requested with respect thereto would end after the Maturity Date.

SECTION 2.03.     Requests for Borrowings.
           To request a Revolving Borrowing, the Borrower shall notify the Agent of such request by telephone (a) in the case of a Eurodollar Borrowing, not later than 11:00 a.m., Dallas, Texas time, three Business Days before the date of the proposed Borrowing or (b) in the case of an ABR Borrowing, not later than 10:00 a.m., Dallas, Texas time, on the day of the proposed Borrowing. Each such telephonic Borrowing Request shall be irrevocable and shall be confirmed promptly by hand delivery or telecopy to the Agent of a written Borrowing
Request in a form approved by the Agent and signed by the Borrower. Each such telephonic and written Borrowing Request shall specify the following information in compliance with Section 2.02:

     (i) the aggregate amount of such Borrowing;

          (ii) the date of such Borrowing, which shall be a Business Day;

          (iii) whether such Borrowing is to be an ABR Borrowing or a Eurodollar Borrowing;

          (iv) in the case of a Eurodollar Borrowing, the initial Interest Period to be applicable thereto, which shall be a period contemplated by the definition of the term "Interest Period"; and

          (v) the location and number of the Borrower's account to which funds are to be disbursed, which shall comply with the requirements of Section 2.06.

         If no election as to the Type of Borrowing is specified, then the requested Borrowing shall be an ABR Borrowing. If no Interest Period is specified with respect to any requested Eurodollar Borrowing, then the Borrower shall be deemed to have selected an Interest Period of one month's duration. Promptly following receipt of a Borrowing Request in accordance with this Section, the Agent shall advise each Revolving Lender of the details thereof and of the amount of such Revolving Lender's Loan to be made as part of the requested Borrowing.

SECTION 2.04.     Swingline Loans.

(a) Subject to the terms and conditions set forth herein, the Swingline Lender agrees to make advances to the Borrower from time to time during the Revolving Availability Period, in an aggregate principal amount at any time outstanding that will not result in (i) the aggregate principal amount of outstanding Swingline Loans exceeding $30,000,000 or (ii) the sum of the total Revolving Exposures exceeding the total Revolving Commitments; provided that the Swingline Lender shall not be required to make a Swingline Loan to refinance an outstanding Swingline Loan. Within the foregoing limits and subject to the terms and conditions set forth herein, the Borrower may borrow, prepay and reborrow Swingline Loans.

(b) To request a Swingline Loan, the Borrower shall notify the Swingline Lender of such request by telephone (confirmed by telecopy) not later than 12:00 noon, Dallas, Texas time, on the day of a proposed Swingline Loan. Each such notice shall be irrevocable and shall specify the requested date (which shall be a Business Day) and amount of the requested Swingline Loan. The Swingline Lender shall make each Swingline Loan available to the Borrower by means of a credit to the general deposit account of the Borrower with the Swingline Lender or by wire transfer, automated clearing house debit or interbank transfer to such other account, accounts or Persons as may be designated from time to time by the Borrower (or, in the case of a Swingline Loan made to finance the reimbursement of an LC Disbursement as provided in Section 2.06(e), by remittance to the Issuing Bank) by 3:00 p.m., Dallas, Texas time, on the requested date of such Swingline Loan.

(c) The Swingline Lender may by written notice given to the Agent not later than 12:00 noon, Dallas, Texas time, on any Business Day require the Revolving Lenders to acquire participations on such Business Day in all or a portion of the Swingline Loans outstanding. Such notice shall specify the aggregate amount of Swingline Loans in which Revolving Lenders will participate. Promptly upon receipt of such notice, the Agent will give notice thereof to each Revolving Lender, specifying in such notice such Revolving Lender's Applicable Percentage of such Swingline Loan or Loans. Each Revolving Lender hereby absolutely and unconditionally agrees, upon receipt of notice as provided above, to pay to the Agent, for the account of the Swingline Lender, such Revolving Lender's Applicable Percentage of such Swingline Loan or Loans. Each Revolving Lender acknowledges and agrees that its obligation to acquire participations in Swingline Loans pursuant to this paragraph is absolute and unconditional and shall not be affected by any circumstance whatsoever, including the occurrence and continuance of a Default or reduction or termination of the Revolving Commitments, and that each such payment shall be made without any offset, abatement, withholding or reduction whatsoever. Each Revolving Lender shall comply with its obligation under this paragraph by wire transfer of immediately available funds, in the same manner as provided in Section 2.06 with respect to Loans made by such Revolving Lender (and Section 2.06 shall apply, mutatis mutandis, to the payment obligations of the Lenders), and the Agent shall promptly pay to the Swingline Lender the amounts so received by it from the Revolving Lenders. The Agent shall notify the Borrower of any participations in any Swingline Loan acquired pursuant to this paragraph, and thereafter payments in respect of such Swingline Loan shall be made to the Agent and not to the Swingline Lender. Any amounts received by the Swingline Lender from the Borrower (or other party on behalf of the Borrower) in respect of a Swingline Loan after receipt by the Swingline Lender of the proceeds of a sale of participations therein shall be promptly remitted to the Agent; any such amounts received by the Agent shall be promptly remitted by the Agent to the Revolving Lenders that shall have made their payments pursuant to this paragraph and to the Swingline Lender, as their interests may appear. The purchase of participations in a Swingline Loan pursuant to this paragraph shall not relieve the Borrower of any default in the payment thereof.

SECTION 2.05.     Letters of Credit.

(a) General. Subject to the terms and conditions set forth herein, the Borrower may request the issuance of Letters of Credit for its own account, in a form reasonably acceptable to the Issuing Bank, at any time and from time to time during the Revolving Availability Period. In the event of any inconsistency between the terms and conditions of this Agreement and the terms and conditions of any form of letter of credit application or other agreement submitted by the Borrower to, or entered into by the Borrower with, the Issuing Bank relating to any Letter of Credit, the terms and conditions of this Agreement shall control.

(b) Notice of Issuance, Amendment, Renewal, Extension; Certain Conditions. To request the issuance of a Letter of Credit (or the amendment, renewal or extension of an outstanding Letter of Credit), the Borrower shall hand deliver or telecopy (or transmit by electronic communication, if arrangements for doing so have been approved by the Issuing Bank) to the Issuing Bank and the Agent (reasonably in advance of the requested date of issuance, amendment, renewal or extension) a notice requesting the issuance of a Letter of Credit, or identifying the Letter of Credit to be amended, renewed or extended, and specifying the date of issuance, amendment, renewal or extension (which shall be a Business Day), the date on which such Letter of Credit is to expire (which shall comply with paragraph (c) of this Section), the amount of such Letter of Credit, the name and address of the beneficiary thereof and such other information as shall be necessary to prepare, amend, renew or extend such Letter of Credit. If requested by the Issuing Bank, the Borrower also shall submit a letter of credit application on the Issuing Bank's standard form in connection with any request for a Letter of Credit. A Letter of Credit shall be issued, amended, renewed or extended only if (and upon issuance, amendment, renewal or extension of each Letter of Credit the Borrower shall be deemed to represent and warrant that), after giving effect to such issuance, amendment, renewal or extension (i) the LC Exposure shall not exceed $40,000,000 and (ii) the total Revolving Exposures shall not exceed the total Revolving Commitments.

(c) Expiration Date. Each Letter of Credit shall expire at or prior to the close of business on the earlier of (i) the date one year after the date of the issuance of such Letter of Credit (or, in the case of any renewal or extension thereof, one year after such renewal or extension) (provided that any Letter of Credit with a one-year term may provide for the renewal thereof for additional one-year periods not to extend past the date in clause (ii) below) and (ii) the date that is five Business Days prior to the Maturity Date.

(d) Participations. By the issuance of a Letter of Credit (or an amendment to a Letter of Credit increasing the amount thereof) and without any further action on the part of the Issuing Bank or the Revolving Lenders, the Issuing Bank hereby grants to each Revolving Lender, and each Revolving Lender hereby acquires from the Issuing Bank, a participation in such Letter of Credit equal to such Revolving Lender's Applicable Percentage of the aggregate amount available to be drawn under such Letter of Credit. In consideration and in furtherance of the foregoing, each Revolving Lender hereby absolutely and unconditionally agrees to pay to the Agent, for the account of the Issuing Bank, such Revolving Lender's Applicable Percentage of each LC Disbursement made by the Issuing Bank and not reimbursed by the Borrower on the date due as provided in paragraph (e) of this Section, or of any reimbursement payment required to be refunded to the Borrower for any reason. Each Revolving Lender acknowledges and agrees that its obligation to acquire participations pursuant to this paragraph in respect of Letters of Credit is absolute and unconditional and shall not be affected by any circumstance whatsoever, including any amendment, renewal or extension of any Letter of Credit or the occurrence and continuance of a Default or reduction or termination of the Revolving Commitments, and that each such payment shall be made without any offset, abatement, withholding or reduction whatsoever.

(e) Reimbursement. If the Issuing Bank shall make any LC Disbursement in respect of a Letter of Credit, the Borrower shall reimburse such LC Disbursement by paying to the Agent an amount equal to such LC Disbursement not later than 12:00 noon, Dallas, Texas time, on the date that such LC Disbursement is made, if the Borrower shall have received notice of such LC Disbursement prior to 10:00 a.m., Dallas, Texas time, on such date, or, if such notice has not been received by the Borrower prior to such time on such date, then not later than 12:00 noon, Dallas, Texas time, on (i) the Business Day that the Borrower receives such notice, if such notice is received prior to 10:00 a.m., Dallas, Texas time, on the day of receipt, or (ii) the Business Day immediately following the day that the Borrower receives such notice, if such notice is not received prior to such time on the day of receipt; provided that the Borrower may, subject to the conditions to borrowing set forth herein, request in accordance with Section
2.03 or 2.04 that such payment be financed with an ABR Borrowing or Swingline Loan in an equivalent amount and, to the extent so financed, the Borrower's obligation to make such payment shall be discharged and replaced by the resulting ABR Borrowing or Swingline Loan. If the Borrower fails to make such payment when due, the Agent shall notify each Revolving Lender of the applicable LC Disbursement, the payment then due from the Borrower in respect thereof and such Revolving Lender's Applicable Percentage thereof. Promptly following receipt of such notice, each Revolving Lender shall pay to the Agent its Applicable Percentage of the payment then due from the Borrower, in the same manner as provided in Section 2.06 with respect to Loans made by such Revolving Lender (and Section 2.06 shall apply, mutatis mutandis, to the payment obligations of the Revolving Lenders), and the Agent shall promptly pay to the Issuing Bank the amounts so received by it from the Revolving Lenders. Promptly following receipt by the Agent of any payment from the Borrower pursuant to this paragraph, the Agent shall distribute such payment to the Issuing Bank or, to the extent that Revolving Lenders have made payments pursuant to this paragraph to reimburse the Issuing Bank, then to such Revolving Lenders and the Issuing Bank as their interests may appear. Any payment made by a Revolving Lender pursuant to this paragraph to reimburse the Issuing Bank for any LC Disbursement (other than the funding of ABR Revolving Loans or a Swingline Loan as contemplated above) shall not constitute a Loan and shall not relieve the Borrower of its obligation to reimburse such LC Disbursement.

(f) Obligations Absolute. The Borrower's obligation to reimburse LC Disbursements as provided in paragraph (e) of this Section shall be absolute, unconditional and irrevocable, and shall be performed strictly in accordance with the terms of this Agreement under any and all circumstances whatsoever and irrespective of (i) any lack of validity or enforceability of any Letter of Credit or this Agreement, or any term or provision therein, (ii) any draft or other document presented under a Letter of Credit proving to be forged, fraudulent or invalid in any respect or any statement therein being untrue or inaccurate in any respect, (iii) payment by the Issuing Bank under a Letter of Credit against presentation of a draft or other document that does not comply with the terms of such Letter of Credit, or (iv) any other event or circumstance whatsoever, whether or not similar to any of the foregoing, that might, but for the provisions of this Section, constitute a legal or equitable discharge of, or provide a right of setoff against, the Borrower's obligations hereunder. None of the Co-Administrative Agents, the Lenders, the Issuing Bank, or any of their Related Parties, shall have any liability or responsibility by reason of or in connection with the issuance or transfer of any Letter of Credit or any payment or failure to make any payment thereunder (irrespective of any of the circumstances referred to in the preceding sentence), or any error, omission, interruption, loss or delay in transmission or delivery of any draft, notice or other communication under or relating to any Letter of Credit (including any document required to make a drawing thereunder), any error in interpretation of technical terms or any consequence arising from causes beyond the control of the Issuing Bank. The foregoing provisions of this clause (f) shall not be construed to excuse the Issuing Bank from liability to the Borrower to the extent of any direct damages (as opposed to consequential damages, claims in respect of which are hereby waived by the Borrower to the extent permitted by applicable law) suffered by the Borrower that are caused by the Issuing Bank's failure to exercise care when determining whether drafts and other documents presented under a Letter of Credit comply with the terms thereof. The parties hereto expressly agree that, in the absence of gross negligence or willful misconduct on the part of the Issuing Bank (as finally determined by a court of competent jurisdiction), the Issuing Bank shall be deemed to have exercised care in each such determination. In furtherance of the foregoing and without limiting the generality thereof, the parties agree that, with respect to documents presented which appear on their face to be in substantial compliance with the terms of a Letter of Credit, the Issuing Bank may, in its sole discretion, either accept and make payment upon such documents without responsibility for further investigation, regardless of any notice or information to the contrary, or refuse to accept and make payment upon such documents if such documents are not in strict compliance with the terms of such Letter of Credit.

(g) Disbursement Procedures. The Issuing Bank shall, promptly following its receipt thereof, examine all documents purporting to represent a demand for payment under a Letter of Credit. The Issuing Bank shall promptly notify the Agent and the Borrower by telephone (confirmed by telecopy) of such demand for payment and whether the Issuing Bank has made or will make an LC Disbursement thereunder; provided that any failure to give or delay in giving such notice shall not relieve the Borrower of its obligation to reimburse the Issuing Bank and the Lenders with respect to any such LC Disbursement.

(h) Interim Interest. If the Issuing Bank shall make any LC Disbursement, then, unless the Borrower shall reimburse such LC Disbursement in full on the date such LC Disbursement is made, the unpaid amount thereof shall bear interest, for each day from and including the date such LC Disbursement is made to but excluding the date that the Borrower reimburses such LC Disbursement, at the rate per annum then applicable to ABR Loans; provided that, if the Borrower fails to reimburse such LC Disbursement when due pursuant to paragraph (e) of this Section, then Section 2.12(d) shall apply. Interest accrued pursuant to this paragraph shall be for the account of the Issuing Bank, except that interest accrued on and after the date of payment by any Revolving Lender pursuant to paragraph (e) of this Section to reimburse the Issuing Bank shall be for the account of such Revolving Lender to the extent of such payment.

(i) Replacement of the Issuing Bank. The Issuing Bank may be replaced at any time by written agreement among the Borrower, the Agent, the replaced Issuing Bank and the successor Issuing Bank. The Agent shall notify the Lenders of any such replacement of the Issuing Bank. At the time any such replacement shall become effective, the Borrower shall pay all unpaid fees accrued for the account of the replaced Issuing Bank pursuant to Section 2.11(b). From and after the effective date of any such replacement, (i) the successor Issuing Bank shall have all the rights and obligations of the Issuing Bank under this Agreement with respect to Letters of Credit to be issued thereafter and (ii) references herein to the term "Issuing Bank" shall be deemed to refer to such successor or to any previous Issuing Bank, or to such successor and all previous Issuing Banks, as the context shall require. After the replacement of an Issuing Bank hereunder, the replaced Issuing Bank shall remain a party hereto and shall continue to have all the rights and obligations of an Issuing Bank under this Agreement with respect to Letters of Credit issued by it prior to such replacement, but shall not be required to issue additional Letters of Credit.

(j) Cash Collateralization. If any Event of Default shall occur and be continuing, on the Business Day that the Borrower receives notice from the Agent or the Required Lenders demanding the deposit of cash collateral pursuant to this paragraph, the Borrower shall deposit in an account with the Agent, in the name of the Agent and for the benefit of the Lenders, an amount in cash equal to the LC Exposure as of such date plus any accrued and unpaid interest thereon; provided that the obligation to deposit such cash collateral shall become effective immediately, and such deposit shall become immediately due and payable, without demand or other notice of any kind, upon the occurrence of any Event of Default with respect to the Borrower described in clause (h) or (i) of
Article VIII. Each such deposit shall be held by the Agent as collateral for the payment and performance of the obligations of the Borrower under this Agreement. The Agent shall have exclusive dominion and control, including the exclusive right of withdrawal, over such account. Other than any interest earned on the investment of such deposits, which investments shall be made at the option and sole discretion of the Agent and at the Borrower's risk and expense, such deposits shall not bear interest. Interest or profits, if any, on such investments shall accumulate in such account. Moneys in such account shall be applied by the Agent to reimburse the Issuing Bank for LC Disbursements for which it has not been reimbursed and, to the extent not so applied, shall be held for the satisfaction of the reimbursement obligations of the Borrower for the LC Exposure at such time or, if the maturity of the Loans has been accelerated (but subject to the consent of Required Lenders) be applied to satisfy other obligations of the Borrower under this Agreement. If the Borrower is required to provide an amount of cash collateral hereunder as a result of the occurrence of an Event of Default, such amount (to the extent not applied as aforesaid) shall be returned to the Borrower within three Business Days after all Events of Default have been cured or waived.

SECTION 2.06.     Funding of Borrowings.

(a) Each Revolving Lender shall make each Loan to be made by it hereunder on the proposed date thereof by wire transfer of immediately available funds by 12:00 noon, Dallas, Texas time, to the account of the Agent most recently designated by it for such purpose by notice to the Revolving Lenders; provided that Swingline Loans shall be made as provided in Section 2.04. The Agent will make such Loans available to the Borrower by promptly crediting the amounts so received, in like funds, to an account of the Borrower maintained with the Agent or by wire transfer, automated clearing house debit or interbank transfer to such other account, accounts or Persons designated by the Borrower in the applicable Borrowing Request; provided that ABR Revolving Loans made to finance the reimbursement of an LC Disbursement as provided in Section 2.05(e) shall be remitted by the Agent to the Issuing Bank.

(b) Unless the Agent shall have received notice from a Lender prior to the proposed date of any Borrowing that such Lender will not make available to the Agent such Lender's share of such Borrowing, the Agent may assume that such Lender has made such share available on such date in accordance with paragraph
(a) of this Section and may, in reliance upon such assumption, make available to the Borrower a corresponding amount. In such event, if a Lender has not in fact made its share of the applicable Borrowing available to the Agent, then the applicable Lender and the Borrower severally agree to pay to the Agent forthwith on demand such corresponding amount with interest thereon, for each day from and including the date such amount is made available to the Borrower to but excluding the date of payment to the Agent, at (i) in the case of such Lender, the greater of the Federal Funds Effective Rate and a rate determined by the Agent in accordance with banking industry rules on interbank compensation or
(ii) in the case of the Borrower, the interest rate applicable to ABR Loans. If such Lender pays such amount to the Agent, then such amount shall constitute such Lender's Loan included in such Borrowing.

SECTION 2.07.     Interest Elections.

(a) Each Revolving Borrowing initially shall be of the Type specified in the applicable Borrowing Request and, in the case of a Eurodollar Borrowing, shall have an initial Interest Period as specified in such Borrowing Request. Thereafter, the Borrower may elect to convert such Borrowing to a different Type or to continue such Borrowing and, in the case of a Eurodollar Borrowing, may elect Interest Periods therefor, all as provided in this Section. The Borrower may elect different options with respect to different portions of the affected Borrowing, in which case each such portion shall be allocated ratably among the Lenders holding the Loans comprising such Borrowing, and the Loans comprising each such portion shall be considered a separate Borrowing. This Section shall not apply to Swingline Borrowings, which may not be converted or continued.

(b) To make an election pursuant to this Section, the Borrower shall notify the Agent of such election by telephone by the time that a Borrowing Request would be required under Section 2.03 if the Borrower were requesting a Revolving Borrowing of the Type resulting from such election to be made on the effective date of such election. Each such telephonic Interest Election Request shall be irrevocable and shall be confirmed promptly by hand delivery or telecopy to the Agent of a written Interest Election Request in a form approved by the Agent and signed by the Borrower.

(c) Each telephonic and written Interest Election Request shall specify the following information in compliance with Section 2.02 and paragraph (f) of this
Section:

(i) the Borrowing to which such Interest Election Request applies and, if different options are being elected with respect to different portions thereof, the portions thereof to be allocated to each resulting Borrowing (in which case the information to be specified pursuant to clauses (iii) and (iv) below shall be specified for each resulting Borrowing);

(ii) the effective date of the election made pursuant to such Interest Election Request, which shall be a Business Day;

(iii) whether the resulting Borrowing is to be an ABR Borrowing or a Eurodollar Borrowing; and

(iv) if the resulting Borrowing is a Eurodollar Borrowing, the Interest Period to be applicable thereto after giving effect to such election, which shall be a period contemplated by the definition of the term "Interest Period".

         If any such Interest Election Request requests a Eurodollar Borrowing but does not specify an Interest Period, then the Borrower shall be deemed to have selected an Interest Period of one month's duration.

(d) Promptly following receipt of an Interest Election Request, the Agent shall advise each Lender of the details thereof and of such Lender's portion of each resulting Borrowing.

(e) If the Borrower fails to deliver a timely Interest Election Request with respect to a Eurodollar Borrowing prior to the end of the Interest Period applicable thereto, then, unless such Borrowing is repaid as provided herein, at the end of such Interest Period such Borrowing shall be converted to an ABR Borrowing. Notwithstanding any contrary provision hereof, if an Event of Default has occurred and is continuing and the Agent, at the request of the Required Lenders, so notifies the Borrower, then, so long as an Event of Default is continuing (i) no outstanding Borrowing may be converted to or continued as a Eurodollar Borrowing and (ii) unless repaid, each Eurodollar Borrowing shall be converted to an ABR Borrowing at the end of the Interest Period applicable thereto.

(f) A Revolving Borrowing may not be converted to or continued as a Eurodollar Borrowing if after giving effect thereto the Interest Period therefor would commence before and end after a date on which any principal of the Loans is scheduled to be repaid.

SECTION 2.08. Termination and Reduction of Revolving Commitments; Extension of Maturity Date.

(a) Unless previously terminated, the Revolving Commitments shall terminate on the Maturity Date.

(b) By written notice sent to the Co-Administrative Agents (which the Agent shall promptly distribute to the Lenders), the Borrower may request that the then effective Maturity Date (the "Current Maturity Date") be extended to a date one year from the then Current Maturity Date (an "Extension Request"). An Extension Request may be delivered by the Borrower to the Co-Administrative Agents at any time prior to the date which is 90 days prior to the then Current Maturity Date when no Default exists. Within 45 days of the receipt by the Agent of an Extension Request, each Lender shall provide the Agent and the Borrower with a written consent to, or a rejection of, the Borrower's Extension Request. The decision whether to accept or reject an Extension Request shall be made by each Lender in its sole discretion based on such information as it may deem necessary and no Lender shall have any obligation to agree to any extension of the then Current Maturity Date. The failure of a Lender to respond to any Extension Request within such 45-day period shall be deemed a rejection of such request. If all the Lenders consent to an Extension Request, the Maturity Date shall be the date one year from the then Current Maturity Date as specified in a notice from the Agent. If Lenders holding 25% or less of the Revolving Exposures and unused Revolving Commitments reject an Extension Request (the "Rejecting Lenders"), then the Borrower may take one of the following actions: (i) by written notice to each Rejecting Lender and the Agent, delivered prior to the then Current Maturity Date, terminate the Revolving Commitment of each Rejecting Lender if simultaneously with such termination the Borrower pays to each Rejecting Lender all amounts owed by the Borrower to such Rejecting Lender hereunder or (ii) cause each Rejecting Lender to assign its interest in the Agreement to a new Lender who will consent to the Extension Request under the terms of Section 2.18(b) on or before the then Current Maturity Date. If the Borrower consummates either of the foregoing actions on or before the then Current Maturity Date, then the Maturity Date shall be the date one year from the then Current Maturity Date as specified in a notice from the Agent.

(c) The Borrower may at any time terminate, or from time to time reduce, the Revolving Commitments; provided that (i) each reduction of the Revolving Commitments shall be in an amount that is an integral multiple of $1,000,000 and not less than $10,000,000 and (ii) the Borrower shall not terminate or reduce the Revolving Commitments if, after giving effect to any concurrent prepayment of the Loans in accordance with Section 2.10, the sum of the Revolving Exposures would exceed the total Revolving Commitments.

(d) The Borrower shall notify the Agent of any election to terminate or reduce the Revolving Commitments under paragraph (b) of this Section at least three Business Days prior to the effective date of such termination or reduction, specifying such election and the effective date thereof. Promptly following receipt of any notice, the Agent shall advise the Lenders of the contents thereof. Each notice delivered by the Borrower pursuant to this Section shall be irrevocable; provided that a notice of termination of the Revolving Commitments delivered by the Borrower may state that such notice is conditioned upon the effectiveness of other credit facilities, in which case such notice may be revoked by the Borrower (by notice to the Agent on or prior to the specified effective date) if such condition is not satisfied. Any termination or reduction of the Revolving Commitments shall be permanent. Each reduction of the Revolving

Commitments shall be made ratably among the Lenders in accordance with their respective Revolving Commitments.

SECTION 2.09.     Repayment of Loans; Evidence of Debt.

(a) The Borrower hereby unconditionally promises to pay (i) to the Agent for the account of each Lender the then unpaid principal amount of each Revolving Loan of such Lender on the Maturity Date, and (ii) to the Swingline Lender the then unpaid principal amount of each Swingline Loan on the earlier of the Maturity Date and the first date after such Swingline Loan is made that is the 15th or last day of a calendar month and is at least two Business Days after such Swingline Loan is made; provided that on each date that a Revolving Borrowing is made, the Borrower shall repay all Swingline Loans then outstanding.

(b) Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing the indebtedness of the Borrower to such Lender resulting from each Loan made by such Lender, including the amounts of principal and interest payable and paid to such Lender from time to time hereunder.

(c) The Agent shall maintain accounts in which it shall record (i) the amount of each Loan made hereunder, the Class and Type thereof and the Interest Period applicable thereto, (ii) the amount of any principal or interest due and payable or to become due and payable from the Borrower to each Lender hereunder and
(iii) the amount of any sum received by the Agent hereunder for the account of the Lenders and each Lender's share thereof.

(d) The entries made in the accounts maintained pursuant to paragraph (b) or (c) of this Section shall be prima facie evidence of the existence and amounts of the obligations recorded therein; provided that the failure of any Lender or the Agent to maintain such accounts or any error therein shall not in any manner affect the obligation of the Borrower to repay the Loans in accordance with the terms of this Agreement.

(e) Any Lender may request that Loans of any Class made by it be evidenced by a promissory note. In such event, the Borrower shall prepare, execute and deliver to such Lender a promissory note payable to the order of such Lender (or, if requested by such Lender, to such Lender and its registered assigns) and in a form approved by the Agent. Thereafter, the Loans evidenced by such promissory note and interest thereon shall at all times (including after assignment pursuant to Section 9.04) be represented by one or more promissory notes in such form payable to the order of the payee named therein (or, if such promissory note is a registered note, to such payee and its registered assigns).

SECTION 2.10.     Prepayment of Loans.


(a) The Borrower shall have the right at any time and from time to time to prepay any Borrowing in whole or in part without premium or penalty except for amounts paid in accordance with Section 2.15, subject to the requirements of this Section.

(b) In the event and on such occasion that the sum of the Revolving Exposures exceeds the total Revolving Commitments, the Borrower shall prepay Revolving Borrowings or Swingline Borrowings (or, if no such Borrowings are outstanding, deposit cash collateral in an account with the Agent pursuant to Section 2.05(j)) in an aggregate amount equal to such excess.

(c) Prior to any optional or mandatory prepayment of Borrowings hereunder, the Borrower shall select the Borrowing or Borrowings to be prepaid and shall specify such selection in the notice of such prepayment pursuant to paragraph
(d) of this Section.

(d) The Borrower shall notify the Agent (and, in the case of prepayment of a Swingline Loan, the Swingline Lender) by telephone (confirmed by telecopy) of any prepayment hereunder (i) in the case of prepayment of a Eurodollar Borrowing, not later than 11:00 a.m., Dallas, Texas time, three Business Days before the date of prepayment, (ii) in the case of prepayment of an ABR Borrowing, not later than 11:00 a.m., Dallas, Texas time, on the date of prepayment or (iii) in the case of prepayment of a Swingline Loan, not later than 12:00 noon, Dallas, Texas time, on the date of prepayment. Each such notice shall be irrevocable and shall specify the prepayment date, the principal amount of each Borrowing or portion thereof to be prepaid and, in the case of a mandatory prepayment, a reasonably detailed calculation of the amount of such prepayment; provided that, if a notice of optional prepayment is given in connection with a conditional notice of termination of the Revolving Commitments as contemplated by Section 2.08, then such notice of prepayment may be revoked if such notice of termination is revoked in accordance with Section 2.08. Promptly following receipt of any such notice (other than a notice relating solely to Swingline Loans), the Agent shall advise the Lenders of the contents thereof. Each partial prepayment of any Borrowing shall be in an amount that would be permitted in the case of an advance of a Borrowing of the same Type as provided in Section 2.02, except as necessary to apply fully the required amount of a mandatory prepayment. Each prepayment of a Borrowing shall be applied ratably to the Loans included in the prepaid Borrowing. Prepayments shall be accompanied by accrued interest to the extent required by Section 2.12.

SECTION 2.11.     Fees.

(a) The Borrower agrees to pay to the Agent for the account of each Lender a commitment fee, which shall accrue at the Applicable Rate on the average daily unused amount of the Revolving Commitment of such Lender during the period from and including the Effective Date to but excluding the date on which such Revolving Commitment terminates. Accrued commitment fees shall be payable in arrears on the last day of March, June, September and December of each year and on the date on which the Revolving Commitments terminate, commencing on the first such date to occur after the date hereof. All commitment fees shall be computed on the basis of a year of 360 days and shall be payable for the actual number of days elapsed (including the first day but excluding the last day). For purposes of computing commitment fees, the Revolving Commitment of a Lender shall be deemed to be used to the extent of the outstanding Revolving Loans and LC Exposure of such Lender (and the Swingline Exposure of such Lender shall be disregarded for such purpose).

(b) The Borrower agrees to pay (i) to the Agent for the account of each Lender a participation fee with respect to its participations in Letters of Credit, which shall accrue at the same Applicable Rate as interest on Eurodollar Borrowings on the average daily amount of such Lender's LC Exposure (excluding any portion thereof attributable to unreimbursed LC Disbursements) during the period from and including the Effective Date to but excluding the later of the date on which such Lender's Revolving Commitment terminates and the date on which such Lender ceases to have any LC Exposure, and (ii) to the Issuing Bank, for its own account, a fronting fee, which shall accrue at the rate of 1/8 % per annum on the average daily amount of the LC Exposure (excluding any portion thereof attributable to unreimbursed LC Disbursements) during the period from and including the Effective Date to but excluding the later of the date of termination of the Revolving Commitments and the date on which there ceases to be any LC Exposure, as well as the Issuing Bank's standard fees with respect to the issuance, amendment, renewal or extension of any Letter of Credit or processing of drawings thereunder. Participation fees and fronting fees accrued through and including the last day of March, June, September and December of each year shall be payable on the third Business Day following such last day, commencing on the first such date to occur after the Effective Date; provided that all such fees shall be payable on the date on which the Revolving Commitments terminate and any such fees accruing after the date on which the Revolving Commitments terminate shall be payable on demand. Any other fees payable to the Issuing Bank pursuant to this paragraph shall be payable within 10 days after demand. All participation fees and fronting fees shall be computed on the basis of a year of 360 days and shall be payable for the actual number of days elapsed (including the first day but excluding the last day).

(c) All fees payable hereunder shall be paid on the dates due, in immediately available funds, to the Agent (or to the Issuing Bank, in the case of fees payable to it) for distribution, in the case of commitment fees and participation fees, to the Lenders entitled thereto. Except in the case of errors in payment which have been confirmed by Agent, fees paid shall not be refundable under any circumstances.

SECTION 2.12.     Interest.


(a) The Loans comprising each ABR Borrowing shall bear interest at the Alternate Base Rate plus the Applicable Rate.

(b) The Loans comprising each Eurodollar Borrowing shall bear interest at the Adjusted LIBO Rate for the Interest Period in effect for such Borrowing plus the Applicable Rate.

(c) The Swingline Loans shall bear interest at the Federal Funds Effective Rate in effect from day to day plus 1.75%.

(d) Notwithstanding the foregoing, if any principal of or interest on any Loan or any fee or other amount payable by the Borrower hereunder is not paid when due, whether at stated maturity, upon acceleration or otherwise, such overdue amount shall bear interest, after as well as before judgment, at a rate per annum equal to (i) in the case of overdue principal of any Loan, 2% plus the rate otherwise applicable to such Loan as provided in the preceding paragraphs of this Section or (ii) in the case of any other amount, 2% plus the rate applicable to ABR Borrowings as provided in paragraph (a) of this Section.

(e) Accrued interest on each Loan shall be payable in arrears on each Interest Payment Date for such Loan and upon termination of the Revolving Commitments; provided that (i) interest accrued pursuant to paragraph (d) of this Section shall be payable on demand, (ii) in the event of any repayment or prepayment of any Loan (other than a prepayment of an ABR Loan prior to the end of the Revolving Availability Period), accrued interest on the principal amount repaid or prepaid shall be payable on the date of such repayment or prepayment and

(iii) in the event of any conversion of any Eurodollar Loan prior to the end of the current Interest Period therefor, accrued interest on such Loan shall be payable on the effective date of such conversion.

(f) All interest hereunder shall be computed on the basis of a year of 360 days, except that interest computed by reference to the Alternate Base Rate at times when the Alternate Base Rate is based on the Prime Rate shall be computed on the basis of a year of 365 days (or 366 days in a leap year), and in each case shall be payable for the actual number of days elapsed (including the first day but excluding the last day). The applicable Alternate Base Rate or Adjusted LIBO Rate shall be determined by the Agent, and such determination shall be conclusive absent manifest error. The Agent shall, at the request of the Borrower, deliver to the Borrower a statement showing the quotations used by the Agent in determining any interest rates pursuant to this Section 2.12.

SECTION 2.13.     Alternate Rate of Interest.
  If  prior  to  the  commencement  of  any  Interest  Period  for a  Eurodollar
Borrowing:

(a) the Agent determines (which determination shall be conclusive absent manifest error) that through no fault of the Agent adequate and reasonable means do not exist for ascertaining the Adjusted LIBO Rate for such Interest Period; or

(b) the Agent is advised by the Required Lenders that the Adjusted LIBO Rate for such Interest Period will not adequately and fairly reflect the cost to the Lenders (as certified by such Required Lenders in a written certificate delivered to Agent and Borrower setting forth in detail the reasons for such Required Lenders' position) of making or maintaining their Loans included in such Borrowing for such Interest Period;

then the Agent shall give notice thereof to the Borrower and the Lenders by telephone or telecopy as promptly as practicable thereafter and, until the Agent notifies the Borrower and the Lenders that the circumstances giving rise to such notice no longer exist, (i) any Interest Election Request that requests the conversion of any Borrowing to, or continuation of any Borrowing as, a Eurodollar Borrowing shall be ineffective and (ii) if any Borrowing Request requests a Eurodollar Borrowing, such Borrowing shall be made as an ABR Borrowing.

SECTION 2.14.     Increased Costs.


(a)               If any Change in Law shall:

(i) impose, modify or deem applicable any reserve, special deposit or similar requirement against assets of, deposits with or for the account of, or credit extended by, any Lender (except any such reserve requirement reflected in the Adjusted LIBO Rate) or the Issuing Bank; or

(ii) impose on any Lender or the Issuing Bank or the London interbank market any other condition affecting this Agreement or Eurodollar Loans made by such Lender or any Letter of Credit or participation therein;

and the result of any of the foregoing shall be to increase the cost to such Lender of making or maintaining any Eurodollar Loan (or of maintaining its obligation to make any such Loan) or to increase the cost to such Lender or the

Issuing Bank of participating in, issuing or maintaining any Letter of Credit or to reduce the amount of any sum received or receivable by such Lender or the Issuing Bank hereunder (whether of principal, interest or otherwise), then the Borrower will pay to such Lender or the Issuing Bank, as the case may be, such additional amount or amounts as will compensate such Lender or the Issuing Bank, as the case may be, for such additional costs incurred or reduction suffered.

(b) If any Lender or the Issuing Bank determines that any Change in Law regarding capital requirements has or would have the effect of reducing the rate of return on such Lender's or the Issuing Bank's capital or on the capital of such Lender's or the Issuing Bank's holding company, if any, as a consequence of this Agreement or the Loans made by, or participations in Letters of Credit held by, such Lender, or the Letters of Credit issued by the Issuing Bank, to a level below that which such Lender or the Issuing Bank or such Lender's or the Issuing Bank's holding company could have achieved but for such Change in Law (taking into consideration such Lender's or the Issuing Bank's policies and the policies of such Lender's or the Issuing Bank's holding company with respect to capital adequacy), then from time to time the Borrower will pay to such Lender or the Issuing Bank, as the case may be, such additional amount or amounts as will compensate such Lender or the Issuing Bank or such Lender's or the Issuing Bank's holding company for any such reduction suffered.

(c) A certificate of a Lender or the Issuing Bank setting forth (i) the amount or amounts (including a description of the method of calculating such amount or amounts), necessary to compensate such Lender or the Issuing Bank or its holding company, as the case may be, as specified in paragraph (a) or (b) of this Section and (ii) the applicable Change in Law and other facts that give rise to such amount or amounts shall be delivered to the Borrower and shall be conclusive absent manifest error. The Borrower shall pay such Lender or the Issuing Bank, as the case may be, the amount shown as due on any such certificate within 10 days after receipt thereof.

(d) Failure or delay on the part of any Lender or the Issuing Bank to demand compensation pursuant to this Section shall not constitute a waiver of such Lender's or the Issuing Bank's right to demand such compensation; provided that the Borrower shall not be required to compensate a Lender or the Issuing Bank pursuant to this Section for any increased costs or reductions incurred more than 180 days prior to the date that such Lender or the Issuing Bank, as the case may be, notifies the Borrower of the Change in Law giving rise to such increased costs or reductions and of such Lender's or the Issuing Bank's intention to claim compensation therefor; provided further that, if the Change in Law giving rise to such increased costs or reductions is retroactive, then the 180-day period referred to above shall be extended to include the period of retroactive effect thereof.

SECTION 2.15.     Break Funding Payments.
  In the event of (a) the payment of any principal of any Eurodollar Loan other than on the last day of an Interest Period applicable thereto (including as a result of an Event of Default or as a result of the operation of Section 2.18),
(b) the conversion of any Eurodollar Loan other than on the last day of the Interest Period applicable thereto, (c) the failure to borrow, convert, continue or prepay any Revolving Loan on the date specified in any notice delivered pursuant hereto (regardless of whether such notice may be revoked under Section 2.10(d) and is revoked in accordance therewith), or (d) the assignment of any Eurodollar Loan other than on the last day of the Interest Period applicable thereto as a result of a request by the Borrower pursuant to Section 2.08 or
Section 2.18, then, in any such event, the Borrower shall compensate each Lender for the loss, cost and expense attributable to such event. In the case of a Eurodollar Loan, such loss, cost or expense to any Lender shall be deemed to include an amount determined by such Lender to be the excess, if any, of (i) the amount of interest which would have accrued on the principal amount of such Loan had such event not occurred, at the Adjusted LIBO Rate that would have been applicable to such Loan, for the period from the date of such event to the last day of the then current Interest Period therefor (or, in the case of a failure to borrow, convert or continue, for the period that would have been the Interest Period for such Loan), over (ii) the amount of interest which would accrue on such principal amount for such period at the interest rate which such Lender would bid were it to bid, at the commencement of such period, for dollar deposits of a comparable amount and period from other banks in the eurodollar market. A certificate of any Lender setting forth any amount or amounts that such Lender is entitled to receive pursuant to this Section shall be delivered to the Borrower, shall set forth the method of calculating such amount or amounts and shall be conclusive absent manifest error. The Borrower shall pay such Lender the amount shown as due on any such certificate within 10 days after receipt thereof.

SECTION 2.16.     Taxes.


(a) Any and all payments by or on account of any obligation of the Borrower hereunder or under any other Loan Document shall be made free and clear of and without deduction for any Indemnified Taxes or Other Taxes; provided that if the Borrower shall be required to deduct any Indemnified Taxes or Other Taxes from such payments, then (i) the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section) each recipient of each such payment receives an amount equal to the sum it would have received had no such deductions been made, (ii) the Borrower shall make such deductions and (iii) the Borrower shall pay the full amount deducted to the relevant Governmental Authority in accordance with applicable law.

(b) In addition, the Borrower shall pay any Other Taxes to the relevant Governmental Authority in accordance with applicable law.

(c) The Borrower shall indemnify the Agent, each Lender, the Issuing Bank, and any other party hereto within 10 days after written demand therefor, for the full amount of any Indemnified Taxes or Other Taxes paid by the Agent, such Lender, the Issuing Bank or other party hereto, as the case may be, on or with respect to any payment by or on account of any obligation of the Borrower hereunder or under any other Loan Document (including Indemnified Taxes or Other Taxes imposed or asserted on or attributable to amounts payable under this Section) and any penalties, interest and reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes or Other Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to the Borrower by a Lender or the Issuing Bank, or by the Agent on its own behalf or on behalf of a Lender or the Issuing Bank, shall set forth in reasonable detail the origin and amount of the payments to be due under this
Section 2.16 (c) and such certificate shall be conclusive absent manifest error.

(d) As soon as practicable after any payment of Indemnified Taxes or Other Taxes by the Borrower to a Governmental Authority, the Borrower shall deliver to the Agent the original or a certified copy of a receipt issued by such Governmental

Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Agent.

(e) If a Lender, the Issuing Bank or Agent shall become aware that it is entitled to claim a refund from a Governmental Authority specifically in respect of Indemnified Taxes or Other Taxes as to which it has been indemnified by a Borrower, or with respect to which a Borrower has paid additional amounts, pursuant to this Section 2.16, it shall promptly notify Borrower of the availability of such refund claim and shall, within 30 days after receipt of a request by Borrower, make a claim to such Governmental Authority for such refund at Borrower's expense. If a Lender, the Issuing Bank or any Agent receives a refund (including pursuant to a claim for refund made pursuant to the preceding sentence) specifically in respect of any Indemnified Taxes or Other Taxes as to which it has been indemnified by Borrower or with respect to which Borrower had paid additional amounts pursuant to this Section 2.16, it shall within 30 days from the date of such receipt pay over such refund to Borrower (but only to the extent of indemnity payments made, or additional amounts paid, by Borrower under this Section 2.16 with respect to the Indemnified Taxes or Other Taxes giving rise to such refund), net of all out-of-pocket expenses of such Lender, Issuing Bank or Agent and without interest (other than interest paid by the relevant Governmental Authority with respect to such refund); provided, however, that Borrower, upon the request of such Lender, Issuing Bank or Agent, agrees to repay the amount paid over to Borrower (plus penalties, interest or other charges) to such Lender, Issuing Bank or Agent in the event such Lender, Issuing Bank or Agent is required to repay such refund to such Governmental Authority.

(f) Any Foreign Lender that is entitled to an exemption from or reduction of withholding tax under the law of the jurisdiction in which the Borrower is located, or any treaty to which such jurisdiction is a party, with respect to payments under this Agreement shall deliver to the Borrower (with a copy to the Agent), at the time or times prescribed by applicable law, such properly completed and executed documentation prescribed by applicable law or reasonably requested by the Borrower as will permit such payments to be made without withholding or at a reduced rate.

SECTION 2.17.     Payments Generally; Pro Rata Treatment; Sharing of Set-offs.


(a) The Borrower shall make each payment required to be made by it hereunder or under any other Loan Document (whether of principal, interest, fees or reimbursement of LC Disbursements, or of amounts payable under Section 2.14,
2.15 or 2.16, or otherwise) prior to the time expressly required hereunder or under such other Loan Document for such payment (or, if no such time is expressly required, prior to 12:00 noon, Dallas, Texas time), on the date when due, in immediately available funds, without set-off or counterclaim. Any amounts received after such time on any date may, in the discretion of the Agent, be deemed to have been received on the next succeeding Business Day for purposes of calculating interest thereon. All such payments shall be made to the Agent at its offices in New York, New York, except payments to be made directly to the Issuing Bank or Swingline Lender as expressly provided herein and except that payments pursuant to Sections 2.14, 2.15, 2.16 and 10.03 and the other clauses of this Section 2.17 shall be made directly to the Persons entitled thereto and payments pursuant to other Loan Documents shall be made to the Persons specified therein. The Agent shall distribute any such payments received by it for the account of any other Person to the appropriate recipient promptly following receipt thereof. If any payment under any Loan Document shall be due on a day that is not a Business Day, the date for payment shall be extended to the next succeeding Business Day, and, in the case of any payment accruing interest, interest thereon shall be payable for the period of such extension. All payments under each Loan Document shall be made in dollars.

(b) If at any time insufficient funds are received by and available to the Agent to pay fully all amounts of principal, unreimbursed LC Disbursements, interest and fees then due hereunder, such funds shall be applied (i) first, towards payment of interest and fees then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of interest and fees then due to such parties, and (ii) second, towards payment of principal and unreimbursed LC Disbursements then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of principal and unreimbursed LC Disbursements then due to such parties.

(c) If any Lender shall, by exercising any right of set-off or counterclaim or otherwise, obtain payment in respect of any principal of or interest on any of its Revolving Loans or participations in LC Disbursements or Swingline Loans resulting in such Lender receiving payment of a greater proportion of the aggregate amount of its Revolving Loans and participations in LC Disbursements and Swingline Loans and accrued interest thereon than the proportion received by any other Lender, then the Lender receiving such greater proportion shall purchase (for cash at face value) participations in the Revolving Loans and participations in LC Disbursements and Swingline Loans of other Lenders to the extent necessary so that the benefit of all such payments shall be shared by the Lenders ratably in accordance with the aggregate amount of principal of and accrued interest on their respective Revolving Loans and participations in LC Disbursements and Swingline Loans; provided that (i) if any such participations are purchased and all or any portion of the payment giving rise thereto is recovered, such participations shall be rescinded and the purchase price restored to the extent of such recovery, without interest, and (ii) the provisions of this paragraph shall not be construed to apply to any payment made by the Borrower pursuant to and in accordance with the express terms of this Agreement or any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Loans or participations in LC Disbursements to any assignee or participant, other than to the Borrower or any Subsidiary or Affiliate thereof (as to which the provisions of this paragraph shall apply). The Borrower consents to the foregoing and agrees, to the extent it may effectively do so under applicable law, that any Lender acquiring a participation pursuant to the foregoing arrangements may exercise against the Borrower rights of set-off and counterclaim with respect to such participation as fully as if such Lender were a direct creditor of the Borrower in the amount of such participation.

(d) Unless the Agent shall have received notice from the Borrower prior to the date on which any payment is due to the Agent for the account of the Lenders or the Issuing Bank hereunder that the Borrower will not make such payment, the Agent may assume that the Borrower has made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to the Lenders or the Issuing Bank, as the case may be, the amount due. In such event, if the Borrower has not in fact made such payment, then each of the Lenders or the Issuing Bank, as the case may be, severally agrees to repay to the Agent forthwith on demand the amount so distributed to such Lender or Issuing Bank with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the Agent, at the greater of the Federal Funds Effective Rate and a rate determined by the Agent in accordance with banking industry rules on interbank compensation.

(e) If any Lender shall fail to make any payment required to be made by it pursuant to Section 2.04(c), 2.05(d) or (e), 2.06(b), 2.17(d) or 10.03(c), then the Agent may, in its discretion (notwithstanding any contrary provision hereof), apply any amounts thereafter received by the Agent for the account of such Lender to satisfy such Lender's obligations under such Sections until all such unsatisfied obligations are fully paid.

SECTION 2.18.     Mitigation Obligations; Replacement of Lenders.

(a) If any Lender requests compensation under Section 2.14, or if the Borrower is required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.16, then such Lender shall use reasonable efforts to designate a different lending office for funding or booking its Loans hereunder or to assign its rights and obligations hereunder to another of its offices, branches or affiliates, if, in the judgment of such Lender, such designation or assignment (i) would eliminate or reduce amounts payable pursuant to Section 2.14 or 2.16, as the case may be, in the future and (ii) would not subject such Lender to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender. The Borrower hereby agrees to pay all reasonable costs and expenses incurred by any Lender in connection with any such designation or assignment.

(b) If any Lender requests compensation under Section 2.14, or if the Borrower is required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.16, or if any Lender defaults in its obligation to fund Loans hereunder or if a Lender fails to consent to an Extension Request, then the Borrower may, at its sole expense and effort, upon notice to such Lender and the Agent, require such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in Section 10.04), all its interests, rights and obligations under this Agreement to an assignee that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment); provided that (i) the Borrower shall have received the prior written consent of the Agent (and, if a Revolving Commitment is being assigned, the Issuing Bank and Swingline Lender), which consent shall not unreasonably be withheld, (ii) such Lender shall have received payment of an amount equal to the outstanding principal of its Loans and participations in LC Disbursements and Swingline Loans, accrued interest thereon, accrued fees and all other amounts payable to it hereunder (including any amounts due under Section 2.15 other than in connection with an assignment resulting from a Lender's default in its obligations to fund Loans), from the assignee (to the extent of such outstanding principal and accrued interest and fees) or the Borrower (in the case of all other amounts), (iii) in the case of any such assignment resulting from a claim for compensation under Section 2.16 or payments required to be made pursuant to
Section 2.16, such assignment will result in a reduction in such compensation or payments, and (iv) in the case of any such assignment under the terms of Section 2.08(b) resulting from the rejection of an Extension Request, such assignment will result in the consent by all Lenders to such Extension Request. A Lender shall not be required to make any such assignment and delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling the Borrower to require such assignment and delegation cease to apply.

SECTION 2.19.     Increase of Revolving Commitments.
  By written notice sent to the Agent (which the Agent shall promptly distribute to the Lenders), the Borrower may request an increase of the aggregate amount of the Revolving Commitments (i) by an aggregate amount equal to any integral multiple of $5,000,000 and not less than $10,000,000 and (ii) by an aggregate amount not to exceed $25,000,000; provided that (i) no Default shall have occurred and be continuing, (ii) the aggregate amount of the Revolving Commitments shall not have been reduced, nor shall the Borrower have given notice of any such reduction under Section 2.08(c), and (iii) the aggregate amount of the Revolving Commitments shall not previously have been increased pursuant to this Section 2.19. Within 10 days after such request has been given, each Lender shall notify the Agent, whether or not, in the exercise of its sole discretion, it is willing to increase its Revolving Commitment by an amount equal to its pro rata share (calculated based on its Revolving Commitment then in existence) of the requested increase (each Lender having no obligation to do
so). The Agent shall promptly notify the Borrower and each other Lender of each Lender's decision. Any Lender that does not so notify the Agent within such period shall be deemed to have decided not to be willing to increase its Revolving Commitment. If one or more of the Lenders is not willing to so increase its Revolving Commitment, then within 15 days after the Borrower's original request has been given, with notice to the Agent and the other Lenders, another one or more financial institutions, each as approved by the Borrower and the Agent (a "New Lender"), may commit to provide an amount equal to the aggregate amount of the requested increase that will not be provided by the existing Lenders (the "Increase Amount"); provided, that the Revolving Commitment of each New Lender shall be at least $5,000,000 and the maximum number of New Lenders shall be three (3). Upon receipt of notice from the Agent to the Lenders and the Borrower that the Lenders, or sufficient Lenders and New Lenders, have agreed to commit to an aggregate amount equal to the Increase Amount (or such lesser amount as the Borrower shall agree, which shall be at least $10,000,000 and an integral multiple of $5,000,000 in excess thereof), then: provided that no Default exists at such time or after giving effect to the requested increase, the Borrower, the Agent and the Lenders willing to increase their respective Revolving Commitments and the New Lenders (if any) shall execute and deliver an Increased Commitment Supplement (herein so called) in the form attached hereto as Exhibit "D". If all existing Lenders shall not have provided their pro rata portion of the requested increase, on the effective date of the Increased Commitment Supplement the Borrower shall request a borrowing hereunder which shall be made only by the Lenders who have increased their Revolving Commitment and, if applicable, the New Lenders. The proceeds of such borrowing shall be utilized by the Borrower to repay the Lenders who did not agree to increase their Revolving Commitments, such borrowing and repayments to be in amounts sufficient so that after giving effect thereto, the Revolving Loans shall be held by the Lenders pro rata according to their respective Revolving Commitments.

                                  ARTICLE III.

                         Representations and Warranties

     The Borrower represents and warrants to the Lenders that:

SECTION 3.01.     Organization; Powers.
  Each of the Borrower and each Significant Subsidiary is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, has all requisite power and authority to carry on its business as now conducted and, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect, is qualified to do business in, and is in good standing in, every jurisdiction where such qualification is required.

SECTION 3.02.     Authorization; Enforceability.
  The Loan Documents to be entered into by the Borrower and each Guarantor are within their respective corporate powers and have been duly authorized by all necessary corporate and, if required, stockholder action. This Agreement has been duly executed and delivered by the Borrower and constitutes, and each other Loan Document to which the Borrower or any of the Guarantors is to be a party, when executed and delivered, will constitute, a legal, valid and binding obligation of, the Borrower or such Guarantor (as the case may be), enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

SECTION 3.03.     Governmental Approvals; No Conflicts.
  The execution, performance and delivery of the Loan Documents by the Borrower and the Guarantors (a) do not require any consent or approval of, registration or filing with (other than the inclusion of this Agreement as an exhibit to routine filings under the Securities Exchange Act of 1934), or any other action by, any Governmental Authority, (b) will not violate any applicable law or regulation or the charter, by-laws or other organizational documents of the Borrower or any of the Significant Subsidiaries or any order of any Governmental Authority, (c) will not violate in any material respect or result in a material default under any indenture, agreement or other instrument (including, without limitation, the Subordinated Debt Documents and the Senior Note Documents) binding upon the Borrower or any of the Significant Subsidiaries or its assets, or give rise to a right thereunder to require any payment to be made by the Borrower or any of the Significant Subsidiaries, and (d) will not result in the creation or imposition of any Lien on any asset of the Borrower or any of the Significant Subsidiaries.

SECTION 3.04.     Financial Condition; No Material Adverse Change.

(a) The Borrower has heretofore furnished to the Lenders its consolidated balance sheet and statements of income, stockholders equity and cash flows (i) as of and for the fiscal year ended March 31, 1999, reported on by KPMG LLP, independent public accountants, and (ii) as of and for the fiscal quarter and the portion of the fiscal year ended September 30, 1999, certified by its chief financial officer. Such financial statements present fairly, in all material respects, the financial position and results of operations and cash flows of the Borrower and the Subsidiaries as of such dates and for such periods in accordance with GAAP, subject to year-end audit adjustments and the absence of footnotes in the case of the statements referred to in clause (ii) above.

(b) Except as disclosed in the financial statements referred to above or the notes thereto or in the Information Memorandum and except for the Disclosed Matters, none of the Borrower or the Subsidiaries has, as of the Effective Date, any contingent liabilities, unusual long-term commitments or unrealized losses which could reasonably be expected to result in a Material Adverse Effect.

(c) Since September 30, 1999, there has been no material adverse change in the business, assets, operations or financial condition of the Borrower and the Subsidiaries, taken as a whole.

SECTION 3.05.     Properties.

(a) Each of the Borrower and the Subsidiaries has good title to, or valid leasehold interests in, all its real and personal property material to its business, (except for minor defects in title that do not interfere with its ability to conduct its business as currently conducted or to utilize such properties for their intended purposes) free and clear of all Liens other than Permitted Encumbrances and Liens permitted by clauses (ii) through (vii) of
Section 6.02.

(b) Each of the Borrower and the Subsidiaries owns, or is licensed to use, all trademarks, tradenames, copyrights, patents and other intellectual property material to its business, and the use thereof by the Borrower and the Subsidiaries does not infringe upon the rights of any other Person, except for any such infringements that, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.

(c) As of the Effective Date, neither the Borrower nor any of the Subsidiaries has received notice of, or has knowledge of, any pending or contemplated condemnation proceeding affecting any real property owned by it or any sale or disposition thereof in lieu of condemnation which could reasonably be expected to have a Material Adverse Effect. Neither any such real property nor any interest therein is subject to any right of first refusal, option or other contractual right to purchase such real property or interest therein which could reasonably be expected to have a Material Adverse Effect.

SECTION 3.06.     Litigation and Environmental Matters.

(a) There are no actions, suits or proceedings by or before any arbitrator or Governmental Authority pending against or, to the knowledge of the Borrower, threatened against or affecting the Borrower or any of the Subsidiaries (i) as to which there is a reasonable possibility of an adverse determination and that, if adversely determined, could reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect or (ii) that involve any of the Loan Documents.

(b) Except for the Disclosed Matters and except with respect to any other matters that, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect, neither the Borrower nor any of the Subsidiaries (i) has failed to comply with any Environmental Law or to obtain, maintain or comply with any permit, license or other approval required under any Environmental Law, (ii) has become subject to any Environmental Liability, (iii) has received notice of any claim with respect to any Environmental Liability or
(iv) knows of any basis for any Environmental Liability.

(c) The Disclosed Matters, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect. Since the date of this Agreement, there has been no change in the status of the Disclosed Matters that, individually or in the aggregate, has resulted in, or materially increased the likelihood of, a Material Adverse Effect.

SECTION 3.07.     Compliance with Laws and Agreements.
  Each of the Borrower and the Subsidiaries is in compliance with all laws, regulations and orders of any Governmental Authority applicable to it or its property and all indentures, agreements and other instruments binding upon it or its property, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect. No Default has occurred and is continuing.

SECTION 3.08.     Investment and Holding Company Status.
  Neither the Borrower nor any of the Subsidiaries is (a) an "investment company" as defined in, or subject to regulation under, the Investment Company Act of 1940 or (b) a "holding company" as defined in, or subject to regulation under, the Public Utility Holding Company Act of 1935.

SECTION 3.09.     Taxes.
  Each of the Borrower and the Subsidiaries has timely filed or caused to be filed all Tax returns and reports required to have been filed and has paid or caused to be paid all Taxes required to have been paid by it, except (a) Taxes that are being contested in good faith by appropriate proceedings and for which the Borrower or such Subsidiary, as applicable, has set aside on its books adequate reserves or (b) to the extent that the failure to do so could not reasonably be expected to result in a Material Adverse Effect.

SECTION 3.10.     ERISA.
  No ERISA Event has occurred or is reasonably expected to occur that, when taken together with all other such ERISA Events for which liability is reasonably expected to occur, could reasonably be expected to result in a Material Adverse Effect. The present value of all accumulated benefit obligations under each Plan (based on the assumptions used for purposes of Statement of Financial Accounting Standards No. 87) did not, as of the date of the most recent financial statements reflecting such amounts, exceed by more than $5,000,000 of the fair market value of the assets of such Plan, and the present value of all accumulated benefit obligations of all underfunded Plans (based on the assumptions used for purposes of Statement of Financial Accounting Standards No. 87) did not, as of the date of the most recent financial statements reflecting such amounts, exceed by more than $5,000,000 of the fair market value of the assets of all such underfunded Plans.

SECTION 3.11.     Disclosure.
  The Borrower has disclosed to the Lenders all agreements, instruments and corporate or other restrictions to which the Borrower or any of the Subsidiaries is subject, and all other matters known to any of them, that, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect. Neither the Information Memorandum nor any of the other reports, financial statements, certificates or other information furnished by or on behalf of the Borrower to either of the Co-Administrative Agents or any Lender in connection with the negotiation of this Agreement or any other Loan Document or delivered hereunder or thereunder (as modified or supplemented by other information so furnished) contains any material misstatement of fact or omits to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that, with respect to projected financial information, the Borrower represents only that such information was prepared in good faith based upon assumptions believed to be reasonable at the time.

SECTION 3.12.     Subsidiaries.
  Schedule 3.12 sets forth the name of, the jurisdiction of organization of, and the ownership interest of the Borrower in, each Subsidiary as of the Effective Date. Schedule 3.12 also indicates which Subsidiaries are Significant Subsidiaries as of the Effective Date.

SECTION 3.13.     Insurance.
  Each of the Borrower and the Subsidiaries maintain with financially sound and reputable insurers, insurance with respect to its properties and business against such casualties and contingencies and in such amounts as are usually carried by businesses engaged in similar activities as the Borrower and the Subsidiaries and located in similar geographic areas in which the Borrower and the Subsidiaries operate.

SECTION 3.14.     Labor Matters.
  As of the Effective Date, there are no strikes, lockouts or slowdowns against the Borrower or any Subsidiary pending or, to the knowledge of the Borrower, threatened. The hours worked by and payments made to employees of the Borrower and the Subsidiaries have not been in violation of the Fair Labor Standards Act or any other applicable Federal, state, local or foreign law dealing with such matters in any material respect. All material amounts due from the Borrower or any Subsidiary, or for which any claim may be made against the Borrower or any Subsidiary, on account of wages and employee health and welfare insurance and other benefits, have been paid or accrued as a liability on the books of the Borrower or such Subsidiary.

SECTION 3.15.     Solvency.
  Immediately following the making of each Loan and after giving effect to the application of the proceeds of such Loans, (a) the fair value of the assets of Borrower and each Guarantor, at a fair valuation, will exceed its debts and liabilities, subordinated, contingent or otherwise; (b) the present fair saleable value of the property of Borrower and each Guarantor will be greater than the amount that will be required to pay the probable liability of its debts and other liabilities, subordinated, contingent or otherwise, as such debts and other liabilities become absolute and matured; (c) Borrower and each Guarantor will be able to pay its debts and liabilities, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured; and (d) Borrower and each Guarantor will not have unreasonably small capital with which to conduct the business in which it is engaged as such business is now conducted and is proposed to be conducted following the Effective Date. As used in this
Section 3.15, the term "fair value" means the amount at which the applicable assets would change hands between a willing buyer and a willing seller within a reasonable time, each having reasonable knowledge of the relevant facts, neither being under any compulsion to act, with equity to both and "present fair saleable value" means the amount that may be realized if the applicable company's aggregate assets are sold with reasonable promptness in an arm's length transaction under present conditions for the sale of a comparable business enterprises.

SECTION 3.16.     Senior Indebtedness.
Pursuant to that certain First Supplemental Indenture, dated as of September 17, 1998, among Borrower, May & Speh, Inc. and Harris Trust and Savings Bank, as trustee, Borrower assumed the obligations of May & Speh, Inc. under the Subordinated Debt and the Subordinated Debt Documents to the same extent as if Borrower had been originally named in the Subordinated Debt Documents as the "Company" (as such term was originally defined in such Subordinated Debt Documents). The Indebtedness of Borrower and Acxiom/May & Speh, Inc. arising under this Agreement and the other Loan Documents (including with respect to Acxiom/May & Speh, Inc., the Subsidiary Guaranty) constitutes "Senior Indebtedness" under and as defined in the Subordinated Debt Documents.

SECTION 3.17.     Year 2000.
  Any reprogramming required to permit the proper functioning, in and following the year 2000, of (a) the computer systems of the Borrower and the Subsidiaries and (b) equipment of the Borrower and the Subsidiaries containing embedded microchips and the testing of all such systems and equipment, as so reprogrammed, has been completed in a manner which will permit the Borrower and the Subsidiaries to conduct its business without Material Adverse Effect. The Borrower believes that the computer and management information systems of the Borrower and the Subsidiaries are and, with ordinary course upgrading and maintenance, will continue to be, sufficient to permit the Borrower to conduct its businesses without Material Adverse Effect.

SECTION 3.18.     Margin Securities.
  Neither the Borrower nor any Subsidiary is engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying margin stock (within the meaning of Regulations U or X of the Board of Governors of the Federal Reserve System), and, except for the repurchases of the Borrower's capital stock in accordance with the limitations in Section 5.10 and Section 6.08, no part of the proceeds of any Loan will be used to purchase or carry any margin stock or to extend credit to others for the purpose of purchasing or carrying margin stock.

                                  ARTICLE IV.

                                   Conditions

SECTION 4.01.     Effective Date.
  The obligations of the Lenders to make Loans and of the Issuing Bank to issue Letters of Credit hereunder shall not become effective until the date on which each of the following conditions is satisfied (or waived in accordance with Section 10.02):

(a) The Agent (or its counsel) shall have received from each party hereto either
(i) a counterpart of this Agreement signed on behalf of such party or (ii) written evidence satisfactory to the Agent (which may include telecopy transmission of a signed signature page of this Agreement) that such party has signed a counterpart of this Agreement. The Agent shall have received the Subsidiary Guaranty signed by all Significant Subsidiaries in existence on the Effective Date that are Domestic Subsidiaries.

(b) The Agent shall have received a favorable written opinion (addressed to the Co-Administrative Agents and the Lenders and dated the Effective Date) of counsel for the Borrower, substantially in the form of Exhibit B, and covering such other matters relating to the Borrower, the Guarantor or the Loan Documents as either Co-Administrative Agent shall reasonably request. The Borrower hereby requests such counsel to deliver such opinions.

(c) The Agent shall have received such documents and certificates as the Co-Administrative Agents or their counsel may reasonably request relating to the organization, existence and good standing of the Borrower and each Guarantor, the power and authority of Borrower and each Guarantor to execute, deliver and perform the Loan Documents to which each is a party and any other legal matters relating to the Borrower, any Guarantor or the Loan Documents, all in form and substance satisfactory to the Co-Administrative Agents and its counsel.

(d) The Agent shall have received a certificate, dated the Effective Date and signed by the President, a Vice President, a Financial Officer or the chief legal officer of the Borrower, confirming compliance with the conditions set forth in paragraphs (a) and (b) of Section 4.02.

(e) The Co-Administrative Agents, Chase Securities Inc. and Banc America Securities LLC shall have received all fees and other amounts due and payable on or prior to the Effective Date, including with respect to the Agent and Chase Securities Inc. only, to the extent invoiced, reimbursement or payment of all out-of-pocket expenses (including fees, charges and disbursements of counsel) required to be reimbursed or paid by the Borrower hereunder or under any other Loan Document.

(f) The Agent shall have received the Subordinated Debt Documents and the Senior Note Documents.

The Agent shall notify the Borrower and the Lenders of the Effective Date, and such notice shall be conclusive and binding.

SECTION 4.02.     Each Credit Event.
  The obligation of each Lender to make a Loan on the occasion of any Borrowing, and of the Issuing Bank to issue, amend, renew or extend any Letter of Credit, is subject to receipt of the request therefor in accordance herewith and to the satisfaction of the following conditions:

(a) The representations and warranties of the Borrower and the Guarantors set forth in the Loan Documents shall be true and correct in all material respects on and as of the date of such Borrowing or the date of issuance, amendment, renewal or extension of such Letter of Credit, as applicable.

(b) At the time of and immediately after giving effect to such Borrowing or the issuance, amendment, renewal or extension of such Letter of Credit, as applicable, no Default shall have occurred and be continuing.

Each Borrowing and each issuance, amendment, renewal or extension of a Letter of Credit shall be deemed to constitute a representation and warranty by the Borrower on the date thereof as to the matters specified in paragraphs (a) and
(b) of this Section.

                                   ARTICLE V.

                              Affirmative Covenants

         Until the Revolving Commitments have expired or been terminated and the principal of and interest on each Loan and all fees payable hereunder shall have been paid in full and all Letters of Credit shall have expired or terminated and all LC Disbursements shall have been reimbursed, the Borrower covenants and agrees with the Lenders that:

SECTION 5.01.     Financial Statements and Other Information.
  The Borrower will furnish to the Agent and each Lender:

(a) within 90 days after the end of each fiscal year of the Borrower, (i) its audited consolidated balance sheet and related statements of operations, stockholders' equity and cash flows as of the end of and for such year, setting forth in each case in comparative form the figures for the previous fiscal year, all reported on by independent public accountants of recognized national standing (without a "going concern" or like qualification or exception and without any qualification or exception as to the scope of such audit) to the effect that such consolidated financial statements present fairly in all material respects the financial condition and results of operations of the Borrower and the Subsidiaries on a consolidated basis in accordance with GAAP consistently applied and (ii) the Borrower's unaudited consolidating balance sheet and related statement of operations as of the end of and for such year, both certified by one of its Financial Officers as presenting fairly in all material respects the financial condition and results of operations of the Borrower and the Subsidiaries on a consolidating basis in accordance with GAAP consistently applied;

(b) within 45 days after the end of each of the first three fiscal quarters of each fiscal year of the Borrower, its unaudited consolidated balance sheet and related statements of operations, stockholders' equity and cash flows as of the end of and for such fiscal quarter and the then elapsed portion of the fiscal year, setting forth in each case in comparative form the figures for the corresponding period or periods of (or, in the case of the balance sheet, as of the end of) the previous fiscal year and its unaudited consolidating balance sheet and statement of operations for the same period, all certified by one of its Financial Officers as presenting fairly in all material respects the financial condition and results of operations of the Borrower and the Subsidiaries on a consolidated and consolidating basis in accordance with GAAP consistently applied, subject to normal year-end audit adjustments and the absence of footnotes;

(c) concurrently  with any delivery of financial  statements under clause (a) or
(b) above, a certificate of a Financial Officer of the Borrower (i) certifying as to whether a Default has occurred and, if a Default has occurred, specifying the details thereof and any action taken or proposed to be taken with respect thereto, (ii) setting forth reasonably detailed calculations demonstrating compliance with Article VII, (iii) setting forth reasonably detailed calculations demonstrating the calculation of the Applicable Rate, (iv) setting forth reasonably detailed calculations demonstrating compliance with Section 5.11, and (v) stating whether any change in GAAP or in the application thereof has occurred since the date of the Borrower's audited financial statements referred to in Section 3.04 and, if any such change has occurred, specifying the effect of such change on the financial statements accompanying such certificate;

(d) concurrently with any delivery of financial statements under clause (a) above, a certificate of the accounting firm that reported on such financial statements stating whether they obtained knowledge during the course of their examination of such financial statements of any Default (which certificate may be limited to the extent required by accounting rules or guidelines);

(e) at least 45 days prior to the commencement of each fiscal year of the Borrower, a detailed consolidated budget for such fiscal year (including a projected consolidated balance sheet and related statements of projected operations and cash flow as of the end of and for such fiscal year and setting forth the assumptions used for purposes of preparing such budget) and, promptly when available, any significant revisions of such budget;

(f) promptly after the same become publicly available, copies of all periodic and other reports, proxy statements and other materials filed by the Borrower or any Subsidiary with the Securities and Exchange Commission, or any Governmental Authority succeeding to any or all of the functions of said Commission, or with any national securities exchange, or distributed by the Borrower to its shareholders generally, as the case may be; and

(g) promptly following any request therefor, such other information regarding the operations, business affairs and financial condition of the Borrower or any Subsidiary, or compliance with the terms of any Loan Document, as either Co-Administrative Agent or any Lender may reasonably request.

SECTION 5.02.     Notices of Material Events.
 The Borrower will furnish to the Agent and each Lender prompt written notice of the following:

(a) the occurrence of any Default;

(b) the filing or commencement of any action, suit or proceeding by or before any arbitrator or Governmental Authority against or affecting, the Borrower or any Subsidiary thereof that, if adversely determined, could reasonably be expected to result in a Material Adverse Effect;

(c) the occurrence of any ERISA Event that, alone or together with any other ERISA Events that have occurred, could reasonably be expected to result in liability of the Borrower and the Subsidiaries in an aggregate amount exceeding $5,000,000; and

(d) any other development that results in, or could reasonably be expected to result in, a Material Adverse Effect.

Each notice delivered under this Section shall be accompanied by a statement of a Financial Officer or other executive officer of the Borrower setting forth the details of the event or development requiring such notice and any action taken or proposed to be taken with respect thereto.

SECTION 5.03.     Existence; Conduct of Business.
  The Borrower will, and will cause each of the Subsidiaries to, do or cause to be done all things necessary to preserve, renew and keep in full force and effect its legal existence; provided that the foregoing shall not prohibit any merger, consolidation, liquidation or dissolution permitted under Section 6.03. The Borrower will, and will cause each of the Subsidiaries to, do or cause to be done all things necessary to preserve, renew and keep in full force and effect the rights, licenses, permits, privileges, franchises, patents, copyrights, trademarks and trade names material to the conduct of its business in such a manner so that no Material Adverse Effect will result.

SECTION 5.04.     Payment of Obligations.
  The Borrower will, and will cause each of the Subsidiaries to, pay its Indebtedness and other obligations, including Tax liabilities, before the same shall become delinquent or in default, except where (a) the validity or amount thereof is being contested in good faith by appropriate proceedings, (b) the Borrower or such Subsidiary has set aside on its books adequate reserves with respect thereto in accordance with GAAP, (c) such contest effectively suspends collection of the contested obligation and the enforcement of any Lien securing such obligation and (d) the failure to make payment pending such contest could not reasonably be expected to result in a Material Adverse Effect.

SECTION 5.05.     Maintenance of Properties.
  The Borrower will, and will cause each of the Significant Subsidiaries to, keep and maintain all property material to the conduct of its business in good working order and condition, ordinary wear and tear excepted.

SECTION 5.06.     Insurance.
  The Borrower will, and will cause each of the Subsidiaries to, maintain, with financially sound and reputable insurance companies, insurance with respect to its properties and business against such casualties and contingencies and in such amounts as shall be in accordance with the general practices of businesses engaged in similar activities as the Borrower and the Subsidiaries and in similar geographic areas in which the Borrower and the Subsidiaries operate, containing such terms, in such forms and for such periods as may be reasonable and prudent. The Borrower will furnish to the Lenders, upon request of either Co-Administrative Agent, information in reasonable detail as to the insurance so maintained.

SECTION 5.07.     Casualty and Condemnation.
  The Borrower will furnish to the Agent and the Lenders prompt written notice of any casualty or other insured damage to any portion of any property owned by the Borrower or any Subsidiary or the commencement of any action or proceeding for the taking of any such property or any part thereof or interest therein under power of eminent domain or by condemnation or similar proceeding that in any case could have a Material Adverse Effect.

SECTION 5.08.     Books and Records; Inspection and Audit Rights.
  The Borrower will, and will cause each of the Subsidiaries to, keep proper books of record and account in which full, true and correct entries are made of all dealings and transactions in relation to its business and activities. The
Borrower will, and will cause each of the Subsidiaries to, permit any representatives designated by either Co-Administrative Agent or any Lender, upon reasonable prior notice, to visit and inspect its properties, to examine and make extracts from its books and records, and to discuss its affairs, finances and condition with its officers and independent accountants, all at such reasonable times and as often as reasonably requested.

SECTION 5.09.     Compliance with Laws.
  The Borrower will, and will cause each of the Subsidiaries to, comply with all laws, rules, regulations and orders of any Governmental Authority applicable to it or its property (including, without limitation, Environmental Laws), except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.

SECTION 5.10.     Use of Proceeds and Letters of Credit.
  The proceeds of the Loans and Swingline Loans will be used only for working capital and other general corporate needs of the Borrower; provided that during the entire term of this Agreement, the Borrower will not use more than $65,000,000 of the proceeds of the Loans and the Swingline Loans to repurchase or redeem its capital stock and if any proceeds of the Loans or Swingline Loans are so used to repurchase the Borrower's capital stock, the Borrower agrees that such stock shall immediately be retired. Borrower agrees to use the proceeds of the initial Loan hereunder to pay in full all obligations owed under that certain Second Amended and Restated Credit Agreement dated as of March 26, 1998 among the Borrower, Mercantile Bank, N.A. as administrative and documentation agent and the other parties named therein. Upon such payment, Borrower agrees to terminate all commitments of the lenders thereunder. No part of the proceeds of any Loan will be used, whether directly or indirectly, for any purpose that entails a violation of any of the Regulations of the Board, including
Regulations U and X. Letters of Credit will be issued only to support the general corporate needs of the Borrower and the Subsidiaries.

SECTION 5.11. Additional Subsidiaries; Additional Guarantors. If any additional Subsidiary is formed or acquired after the Effective Date and if such Subsidiary is a Significant Subsidiary and a Domestic Subsidiary, the Borrower will notify the Agent and the Lenders thereof and the Borrower will cause such Subsidiary to become a party to the Subsidiary Guaranty within three Business Days after such Subsidiary is formed or acquired. Notwithstanding the definition of Significant Subsidiary, the (i) total assets of the Borrower and the Guarantors (determined on a combined unconsolidated basis in accordance with GAAP) shall at all times equal or exceed 80% of the Consolidated Total Assets of the Borrower and (ii) the net income of Borrower and the Guarantors (determined on a combined unconsolidated basis in accordance with GAAP) for any four fiscal quarter period shall at all times equal or exceed 80% of the Consolidated Net Income of the Borrower (the requirements of the forgoing two clauses, the "Concentration Test"). If as of any fiscal quarter end, the Concentration Test is not met, within 60 days after the end of such fiscal quarter the Borrower shall cause a sufficient number of Domestic Subsidiaries to become Guarantors in accordance with the Subsidiary Guaranty so that after giving pro forma effect thereto as of the end of such fiscal quarter the Concentration Test shall be satisfied.

SECTION 5.12.     Further Assurances.
  The Borrower will execute, and will cause each Guarantor to execute, any and all further documents, agreements and instruments, and take all such further actions, which may be required under any applicable law, or which either Co-Administrative Agent or the Required Lenders may reasonably request, to effectuate the transactions contemplated by the Loan Documents all at the expense of the Borrower.

SECTION 5.13.     Compliance with Agreements.
  The Borrower will, and will cause each Subsidiary to, comply with all agreements, contracts, and instruments binding on it or affecting its properties or business other than such noncompliance which is not reasonably expected to have a Material Adverse Effect.

                                  ARTICLE VI.

                               Negative Covenants

         Until the Revolving Commitments have expired or terminated and the principal of and interest on each Loan and all fees payable hereunder have been paid in full and all Letters of Credit have expired or terminated and all LC Disbursements shall have been reimbursed, the Borrower covenants and agrees with the Lenders that:

SECTION 6.01.     Indebtedness; Certain Equity Securities.

(a) The Borrower will not, and will not permit any Subsidiary to, create, incur, assume or permit to exist any Indebtedness, except:

(i)      Indebtedness created under the Loan Documents;

(ii) Indebtedness existing on the date hereof and set forth in Schedule 6.01 and extensions, renewals and replacements of any such Indebtedness that do not increase the outstanding principal amount thereof or result in an earlier maturity date or decreased weighted average life thereof;

(iii) Indebtedness owed by a Subsidiary to Borrower or owed by a Subsidiary to its parent incurred in accordance with the restrictions set forth in Section 6.04; provided that (A) the obligations of each obligor of such Indebtedness must be subordinated in right of payment to any liability such obligor may have for the obligations arising hereunder from and after such time as any portion of the obligations arising hereunder or under any other Loan Documents shall become due and payable (whether at stated maturity, by acceleration or otherwise),
          (B) such Indebtedness must be incurred in the ordinary course of business or incurred to finance general corporate needs, (C) such Indebtedness must be provided on terms customary for intercompany borrowings among the Borrower and the Subsidiaries or must be made on such other terms and provisions as the Agent may reasonably require; and (D) the sum of the aggregate outstanding amount of the obligations of Excluded Subsidiaries guaranteed pursuant to clause (iv) below plus the aggregate outstanding principal amount of the loans and advances made to Excluded Subsidiaries by Borrower and the Subsidiaries (such sum the "Excluded Subsidiary Loan and Guaranty Amount") shall not at any time exceed the Dollar Amount equal to $45,000,000 (the "Excluded Subsidiary Loan and Guaranty Limit");

(iv) Guarantees by the Borrower or a Subsidiary of (A) Indebtedness of any of its wholly owned direct Subsidiaries; (B) trade accounts payable owed by any of its wholly owned direct Subsidiaries and arising in the ordinary course of business or (C) operating leases of any of its wholly owned direct Subsidiaries entered into in the ordinary course of business; provided that: (1) the Indebtedness guaranteed is otherwise permitted hereunder; (2) no Default exists or would result from such Guarantee; and (3) the Excluded Subsidiary Loan and Guaranty Amount shall not exceed the Excluded Subsidiary Loan and Guaranty Limit;

(v) Indebtedness of the Borrower or any Subsidiary incurred to finance the acquisition, construction or improvement of any fixed or capital assets (but excluding the acquisition of assets which constitute a business unit of a Person), including Capital Lease Obligations and any Indebtedness assumed in connection with the acquisition of any such assets or secured by a Lien on any such assets prior to the acquisition thereof, and extensions, renewals and replacements of any such Indebtedness that do not increase the outstanding principal amount thereof or result in an earlier maturity date or decreased weighted average life thereof; provided that (A) such Indebtedness is incurred prior to or within 90 days after such acquisition or the completion of such construction or improvement; (B) no Default exists or would result therefrom; (C) such Indebtedness does not exceed the amount of the purchase price or the costs of construction or improvement, as the case may be, of the applicable asset; and (D) after giving proforma effect to such Indebtedness, the Borrower shall be in compliance with Section 7.02 as of the most recently ended fiscal quarter of Borrower;

(vi) Indebtedness of any Person that becomes a Subsidiary after the date hereof or is merged with or into Borrower or a Subsidiary in accordance with the permissions herein set forth; provided that (A) such Indebtedness exists at the time such Person becomes a Subsidiary or was so merged and is not created in contemplation of or in connection with such Person becoming a Subsidiary or merger; (B) after giving proforma effect to such Indebtedness and the EBITDA of the Person who became a Subsidiary, the Borrower shall be in compliance with Section 7.02 of the most recently ended fiscal quarter of Borrower; and (C) no Default exists or would result therefrom;

(vii) Guaranties incurred in the ordinary course of business with respect to surety and appeal bonds, performance and return-of-money bonds, and other similar obligations not exceeding at any time outstanding a Dollar Amount equal to $1,000,000 in aggregate liability;

(viii) Indebtedness constituting obligations to reimburse worker's compensation insurance companies for claims paid by such companies on Borrower's or a Subsidiaries' behalf in accordance with the policies issued to Borrower and the Subsidiaries;

(ix) Indebtedness arising in connection with Hedging Agreements entered into in the ordinary course of business to enable Borrower or a Subsidiary
         (a) to limit the market risk of holding currency in either the cash or futures market or (b) to fix or limit Borrower's or any Subsidiaries' interest expense;

(x) the obligations arising under the Synthetic Real Estate Lease, the Synthetic Airplane Lease Facility and the Synthetic Equipment Lease Facility;

(xi) Indebtedness arising in connection with preferred Equity Interest permitted to be issued in accordance with Section 6.01(b);

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


(xii)    Indebtedness  for borrowed  money not  otherwise  permitted  under this
         Section 6.01 of any Excluded Subsidiary provided that the aggregate outstanding amount of all such Indebtedness shall not at any time exceed the Dollar Amount equal to $10,000,000;

(xiii) Indebtedness arising under the terms of the Equity Forward Agreement and any other Synthetic Purchase Agreement or Agreements entered into with respect to the capital stock of the Borrower provided that the aggregate notional amount applicable to all such other Synthetic Purchase Agreement or Agreements shall at not time exceed $50,000,000;

(xiv)    Indebtedness represented by software licensing liabilities; and

(xv)     unsecured  Indebtedness  of Borrower of the type  described  in clauses
         (a), (b), (c), (e), and (l) of the definition thereof, in addition to the Indebtedness permitted by clauses (i) through (xiv) of this Section
         6.01 (a); provided that after giving proforma effect to the Indebtedness incurred under the permissions of this clause (xv), the Borrower shall be in compliance with Section 7.02 as of the most recently ended fiscal quarter of Borrower and no Default shall exist as result therefrom.

(b) The Borrower will not, nor will they permit any Subsidiary to, issue any preferred stock or other preferred Equity Interests except for the preferred Equity Interest set forth in Schedule 6.01 and except for the issuance of preferred Equity Interests by the Subsidiaries as long as the aggregate amount to be paid in connection with the redemption of such preferred Equity Interests issued after the Effective Dates does not exceed a Dollar Amount equal to $5,000,000 and no mandatory redemption of such preferred Equity Interest is due prior to the Maturity Date first established under the terms of this Agreement.

SECTION 6.02.     Liens.
  The Borrower will not, and will not permit any Subsidiary to, create, incur, assume or permit to exist any Lien on any property or asset now owned or hereafter acquired by it, or assign or sell any income or revenues (including accounts receivable) or rights in respect of any thereof, except:

(i)      Permitted Encumbrances;

(ii) any Lien on any property or asset of the Borrower or any Subsidiary existing on the date hereof (excluding the Liens arising in connection with the Equity Forward Agreement and the other Synthetic Purchase Agreements permitted under Section 6.01(a)(xiii) which are only permitted in accordance with clause (vii) of this Section 6.02) and set forth in Schedule 6.02; provided that (i) such Lien shall not apply to any other property or asset of the Borrower or any Subsidiary and (ii) such Lien shall secure only those obligations which it secures on the date hereof and extensions, renewals and replacements thereof that do not increase the outstanding principal amount thereof;

(iii) any Lien existing on any property or asset prior to the acquisition thereof by the Borrower or any Subsidiary or existing on any property or asset of any Person that becomes a Subsidiary after the date hereof in accordance with Section 6.04 prior to the time such Person becomes a Subsidiary; provided that (A) such Lien is not created in contemplation of or in connection with such acquisition or such Person becoming a Subsidiary, as the case may be, (B) such Lien shall not apply to any other property or assets of the Borrower or any Subsidiary, (C) such Lien shall secure only those obligations which it secures on the date of such acquisition or the date such Person becomes a Subsidiary, as the case may be and extensions, renewals and replacements thereof that do not increase the outstanding principal amount thereof; (D) the Indebtedness secured thereby is otherwise permitted by Section 6.01; and (E) no Default exists or will result therefrom;

(iv) Liens on fixed or capital assets (but excluding assets which constitute a business unit) acquired, constructed or improved by the Borrower or any Subsidiary; provided that (A) such security interests secure Indebtedness permitted by clause (v) of Section 6.01(a), (B) such security interests and the Indebtedness secured thereby are incurred prior to or within 90 days after such acquisition or the completion of such construction or improvement, (C) the Indebtedness secured thereby does not exceed 85% of the cost of acquiring, constructing or improving such fixed or capital assets and (D) such security interests shall not apply to any other property or assets of the Borrower or any Subsidiary;

(v) Liens created in connection with the Synthetic Real Estate Lease, the Synthetic Airplane Lease Facility and the Synthetic Equipment Lease Facility on property leased pursuant to the applicable related leases as long as such Liens do not encumber any other property of the Borrower or any Subsidiary;

(vi) Liens encumbering the property of an Excluded Subsidiary securing Indebtedness of such Excluded Subsidiary incurred in accordance with the permissions of Section 6.01(a)(xii); and

(vii) Liens, in addition to the Liens described in clauses (i) through (vi) of this Section 6.02, provided that (A) as of the date a Lien created under the permissions of this clause (vii) attaches, no Default exists or would result therefrom; (B) such Lien secures Indebtedness permitted to be incurred and secured in accordance with Section 6.01; and (C) after giving effect to the creation of the Lien in question, the aggregate amount of the Indebtedness secured by all Liens created under the permissions of this clause (vii) shall at no time exceed an amount equal to 7.5% of the Asset Value determined as of the most recently completed fiscal quarter end.

SECTION 6.03.     Fundamental Changes.

(a) The Borrower will not, nor will it permit any Subsidiary to, merge into or consolidate with any other Person, or permit any other Person to merge into or consolidate with it, or liquidate or dissolve, except that, if at the time thereof and immediately after giving effect thereto no Default shall exist: (i) any Subsidiary may merge into the Borrower in a transaction in which the Borrower is the surviving corporation, (ii) any Subsidiary may merge into or consolidate with any other Subsidiary if the surviving Person assumes the obligations of the applicable Subsidiary under the Loan Documents, if any, and is solvent as contemplated under Section 3.15 hereunder after giving effect to such merger or consolidation, except that a Significant Subsidiary that is a Domestic Subsidiary may not be merged into or consolidated with a Foreign
Subsidiary; (iii) any Excluded Subsidiary may liquidate or dissolve if its assets are transferred to Borrower or a Significant Subsidiary and the Borrower determines in good faith that such liquidation or dissolution is in the best interests of the Borrower and is not materially disadvantageous to the Lenders; and (iv) Borrower or any Subsidiary may consolidate with or merge with any other Person in connection with an acquisition permitted by Section 6.04.

(b) The Borrower will not, and will not permit any of the Subsidiaries to, engage to any material extent in any business other than businesses of the type conducted by the Borrower and the Subsidiaries on the date of execution of this Agreement and businesses reasonably related thereto.

SECTION 6.04.     Investments, Loans, Advances, Guarantees and Acquisitions.
  The Borrower will not, and will not permit any of the Subsidiaries to, purchase, hold or acquire any Equity Interests in or evidences of indebtedness or other securities (including any option, warrant or other right to acquire any of the foregoing) of, make or permit to exist any loans or advances to, Guarantee any obligations of, or make or permit to exist any investment or any other interest in, any other Person, or purchase or otherwise acquire (in one transaction or a series of transactions) any assets of any other Person constituting a business unit, except:

(a)      Permitted Investments;

(b) investments, loans and advances existing on the date hereof and set forth on
Schedule 6.04;

(c) Loans and advances to employees for business expenses incurred in the ordinary course of business;

(d) Loans and advances by Borrower or any Subsidiary to any of the Guarantors made in accordance with the restrictions set forth in Section 6.01; provided that, at the time any such loan or advance is made, no Default exists or would result therefrom;

(e) Loans and advances by Borrower or any Subsidiary to any of its directly owned Excluded Subsidiaries made in accordance with the restrictions set forth in Section 6.01; provided that, at the time of any such advance or loan, no Default exists or would result therefrom and at no time shall the Excluded Subsidiary Loan and Guaranty Amount exceed the Excluded Subsidiary Loan and Guaranty Limit;

(f) if no Default exists, Borrower and the Subsidiaries may make additional investments in or purchase Equity Interest of a wholly owned Subsidiary or a newly created Person organized by Borrower or a Subsidiary that, immediately after such investment or purchase, will be a wholly owned Subsidiary if the obligations under Section 5.11 shall be fulfilled and the aggregate amount of such contributions and investments made under the permissions of this clause (f) does not exceed a Dollar Amount equal to $100,000 during the entire term of this Agreement;

(g) investments by Foreign Subsidiaries which are held or made outside the United States of the same or similar quality as the Permitted Investments;

(h) the Borrower or any Subsidiary (the "Acquiring Company") may acquire assets constituting a business unit of any Subsidiary (a "Transferring Subsidiary") if the Acquiring Company assumes all the Transferring Subsidiary's liabilities, including without limitation, all liabilities of the Transferring Subsidiary under the Loan Documents to which it is a party and if all of the capital stock of the Transferring Subsidiary is owned directly or indirectly by the Acquiring Company (and, following such assignment and assumption, such Transferring Subsidiary may wind up, dissolve and liquidate) except that no Foreign Subsidiary may acquire assets of a Domestic Subsidiary in such a transaction;

(i) If no Default exists or would result therefrom, Borrower and any Subsidiary may acquire all the Equity Interest of any Person or the assets of a Person constituting a business unit if:

(i) The Target is involved in a similar type of business activities as the Borrower or the Subsidiary;

(ii) If the proposed acquisition is an acquisition of the stock of a Target, the acquisition will be structured so that the Target will become a Subsidiary wholly and directly owned by Borrower or will, simultaneously with the acquisition be merged into Borrower or a Subsidiary. If the proposed acquisition is an acquisition of a business unit, the acquisition will be structured so that Borrower or a Subsidiary wholly and directly owned by Borrower will acquire the business unit;

(iii) The cash portion of the Purchase Price paid for the proposed acquisition in question does not exceed $75,000,000, the cash portion of the Purchase Price for the proposed acquisition in question together with the cash portion of the Purchase Prices paid for all acquisitions consummated in the same fiscal year does not exceed a Dollar Amount equal to $100,000,000 and the Purchase Price paid for the proposed acquisition in question together with the Purchase Prices paid for all acquisitions consummated in the same fiscal year does not exceed a Dollar Amount equal to $200,000,000;

(iv) Borrower shall have provided to the Agent and each Lender at least 7 Business Days prior to the date that the proposed acquisition is to be consummated (but no earlier than 10 Business Days prior to such date) the following: (a) the name of the Target; (b) a description of the nature of the Target's business; and (c) a certificate of a Financial Officer of the Borrower (1) certifying that no Default exists or could reasonably be expected to occur as a result of the proposed acquisition, and (2) demonstrating compliance with the criteria set forth in clause (iii) of this Section 6.04(i) and that both as of the date of any such acquisition and immediately following such acquisition the Borrower is and on a pro forma basis projects that it will continue to be, in compliance with the financial covenants of this Agreement;

(v) Such acquisition has been: (i) in the event a corporation or its assets is the Target, either (x) approved by the Board of Directors of the corporation which is the Target, or (y) recommended by such Board of Directors to the shareholders of such Target, (ii) in the event a partnership is the Target, approved by a majority (by percentage of voting power) of the partners of the Target, (iii) in the event an organization or entity other than a corporation or partnership is the Target, approved by a majority (by percentage of voting power) of the governing body, if any, or by a majority (by percentage of ownership interest) of the owners of the Target or (iv) in the event the corporation, partnership or other organization or entity which is the Target is in bankruptcy, approved by the bankruptcy court or another court of competent jurisdiction;

(j)       Guarantees constituting Indebtedness permitted by Section 6.01;

(k) In addition to the investments, loans and advances permitted by clauses (a) through (j) of this Section 6.04, investments in Equity Interests issued by, and loans and advances to, Persons having an ongoing business similar to or consistent with the Borrower's line of business; provided that, at any time of determination, the sum of the aggregate book value of all such investments plus the aggregate outstanding principal amount of all such loans and advances shall never exceed a Dollar Amount equal to five percent (5%) of the amount which, in conformity with GAAP, would be included as stockholders' equity on a consolidated balance sheet of Borrower and the Subsidiaries; and

(l) investments received in connection with the bankruptcy or reorganization of, or settlement of delinquent accounts and disputes with, customers and suppliers, in each case in the ordinary course of business.

SECTION 6.05.     Asset Sales; Equity Issuances.
  The Borrower will not, and will not permit any of the Subsidiaries to, sell, transfer, lease or otherwise dispose of any asset, including any Equity Interest owned by it, nor will the Borrower permit any of the Subsidiaries to issue any additional Equity Interest in such Subsidiary, except:

(a) sales of inventory, used or surplus equipment and Permitted Investments in the ordinary course of business and the sale, lease or sublease of equipment to customers in the ordinary course of business;

(b) sales, transfers and dispositions to the Borrower or a Subsidiary in accordance with Section 6.04;

(c) a Subsidiary may sell preferred Equity Interest issued by such Subsidiary in accordance with the limitations set forth in Section 6.01(b); and

(d) sales, transfers and other dispositions of assets that are not permitted by any other clause of this Section 6.05 (such other sales, transfers and other dispositions herein the "Dispositions"); if: (1) after giving effect to such Disposition, the aggregate book value of all such assets sold, transferred or otherwise disposed of in the same fiscal year under the permissions of this clause (d) would not exceed 10% of the Consolidated Total Assets, with the Consolidated Total Assets determined as of the end of the immediately preceding fiscal year; (2) after giving effect to the Disposition, the assets sold, transferred or otherwise disposed of in the same fiscal year under the permissions of this clause (d) did not contribute in excess of 15% of the Consolidated Net Income of the Borrower before income taxes and interest, for the prior fiscal year; and (3) after giving effect to such Disposition, the aggregate book value of all assets sold, transferred or otherwise disposed of under the permissions of this clause (d) for the entire term of this Agreement would not exceed, as of the date of determination, 25% of the Accumulated Total Assets. The term "Accumulated Total Assets" means, the sum of (x) 25% of
Consolidated Total Assets determined as of September 30, 1999 plus (ii) the cumulative sum of the increase (or decrease) in Consolidated Total Assets as of the end of each subsequent fiscal year prior to the date of determination. Notwithstanding the foregoing, the Borrower may make a Disposition and the book value of the assets shall not be required to be included in the foregoing computation if the Borrower shall, within one year after such Disposition, invest the net proceeds thereof in other tangible property of a similar nature and at least equivalent value (whether new, additional or replacement property but excluding property purchased as part of regular upkeep and maintenance) for use in the business of the Borrower and by Subsidiaries;

provided that all sales, transfers, leases and other dispositions permitted hereby (other than those permitted by clause (b) above) shall be made for fair value.

SECTION 6.06.     Sale and Leaseback Transactions.
  The Borrower will not, and will not permit any of the Subsidiaries to, enter into any arrangement, directly or indirectly, whereby it shall sell or transfer any property, real or personal, used or useful in its business, whether now owned or hereinafter acquired, and thereafter rent or lease such property or other property that it intends to use for substantially the same purpose or purposes as the property sold or transferred, except for any such sale of any fixed or capital assets that is made for cash consideration in an amount not less than the cost of such fixed or capital asset and is consummated within 90 days after the Borrower or such Subsidiary acquires or completes the construction of such fixed or capital asset and the lease thereof pursuant to the Synthetic Equipment Lease Facility, the Synthetic Airplane Lease Facility or the Synthetic Real Estate Lease.

SECTION 6.07.     Hedging Agreements.
  The Borrower will not, and will not permit any of the Subsidiaries to, enter into any Hedging Agreement, other than the Equity Forward Agreement, other Synthetic Purchase Agreements permitted by Sections 6.01(a)(xiii) and other Hedging Agreements entered into in the ordinary course of business to hedge or mitigate risks to which the Borrower or any Subsidiary is exposed in the conduct of its business and the management of its liabilities.

SECTION 6.08.     Restricted Payments; Certain Payments of Indebtedness.

(a) The Borrower will not, nor will it permit any Subsidiary to, declare or make, or agree to pay or make, directly or indirectly, any Restricted Payment, or incur any obligation (contingent or otherwise) to do so, except (i) the Borrower may purchase or redeem its capital stock as long as no Default exists or would result therefrom (including, any Default arising as a result of the violation of Section 7.01), (ii) Subsidiaries may declare and pay dividends ratably with respect to their capital stock, and (iii) Subsidiaries may make payment in respect of preferred Equity Interest issued under the permissions of
Section 6.01(b) when such payments become due.

(b) The Borrower will not, nor will it permit any Subsidiary to, make or agree to pay or make, directly or indirectly, any payment or other distribution (whether in cash securities or other property) of or in respect of principal of or interest on any Indebtedness, or any payment or other distribution (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancellation or termination of any Indebtedness, except:

(i)      payment of Indebtedness created under the Loan Documents;

(ii) payment of regularly scheduled interest and principal payments as and when due in respect of any Indebtedness, other than payments in respect of the Subordinated Debt prohibited by the subordination provisions thereof;

(iii)    refinancings of Indebtedness to the extent permitted by Section 6.01;

(iv) payment of secured Indebtedness that becomes due as a result of the voluntary sale or transfer of the property or assets securing such Indebtedness; and

(v) Subsidiaries may make payment in respect of preferred Equity Interest issued under the permissions of Section 6.01 (b) when such payments become due.

(c) Neither the Borrower nor any Subsidiary shall enter into or be party to, or make any payment under, any Synthetic Purchase Agreement (other than the Equity Forward Agreement and any other Synthetic Purchase Agreement entered into in compliance with Section 6.01(a)(xiii)) unless (i) in the case of any Synthetic Purchase Agreement related to any Equity Interest, (A) the payments required to be made thereunder are limited to the $1,000,000 and (B) the obligations of the Borrower and the Subsidiaries thereunder are subordinated to the Indebtedness and other obligations arising hereunder and under the other Loan Documents on terms satisfactory to the Required Lenders and (ii) in the case of any Synthetic Purchase Agreement related to any subordinated Indebtedness, (A) the payments required to be made thereunder are limited to the amount permitted under Section
6.08 (b) of this Agreement and (B) the obligations of the Borrower and the Subsidiaries thereunder are subordinated to the Indebtedness and other obligations arising hereunder and under the other Loan Documents to at least the same extent as the subordinated Indebtedness to which such Synthetic Purchase Agreement relates. The Borrower shall promptly deliver to the Agent a copy of any Synthetic Purchase Agreement to which it becomes party.

SECTION 6.09.     Transactions with Affiliates.
  The Borrower will not, nor will it permit any Subsidiary to, sell, lease or otherwise transfer any property or assets to, or purchase, lease or otherwise acquire any property or assets from, or otherwise engage in any other transactions with, any of its Affiliates, except (a) transactions in the ordinary course of business that are at prices and on terms and conditions not less favorable to the Borrower or such Subsidiary than could be obtained on an arm's-length basis from unrelated third parties, and (b) any Restricted Payment permitted by Section 6.08.

SECTION 6.10.     Restrictive Agreements.
  The Borrower will not, nor will it permit any Subsidiary to, directly or indirectly, enter into, incur or permit to exist any agreement or other arrangement that prohibits, restricts or imposes any condition upon (a) the ability of the Borrower or any Subsidiary to create, incur or permit to exist any Lien upon any of its property or assets, or (b) the ability of any Subsidiary to pay dividends or other distributions with respect to any shares of its capital stock or to make or repay loans or advances to the Borrower or any other Subsidiary or to Guarantee Indebtedness of the Borrower or any other Subsidiary; provided that (i) the foregoing shall not apply to restrictions and conditions imposed by law or by any Loan Document, (ii) the foregoing shall not apply to restrictions and conditions existing on the date hereof identified on
Schedule 6.10 (but shall apply to any extension or renewal of, or any amendment or modification expanding the scope of, any such restriction or condition),
(iii) the foregoing shall not apply to customary restrictions and conditions contained in agreements relating to the sale of a Subsidiary pending such sale, provided such restrictions and conditions apply only to the Subsidiary that is to be sold and such sale is permitted hereunder, (iv) clause (a) of the foregoing shall not apply to restrictions or conditions imposed by any agreement relating to secured Indebtedness permitted by this Agreement if such restrictions or conditions apply only to the property or assets securing such Indebtedness and (v) clause (a) of the foregoing shall not apply to customary provisions in leases restricting the assignment thereof.

SECTION 6.11.     Amendment of Organizational Documents.
  The Borrower will not, nor will it permit any Subsidiary to, amend, modify or waive any of its rights under its certificate of incorporation, by-laws or other organizational documents in a manner that would have a Material Adverse Affect.

SECTION 6.12.     Subordinated Debt Documents.
  Borrower will not and will not permit any Subsidiaries to change or amend the terms of the Subordinated Debt Documents, if the effect of such amendment is to:
(a) increase the interest rate on the Subordinated Debt; (b) shorten the time of payments of principal or interest due under the Subordinated Debt Documents; (c) change any event of default or any covenant to a materially more onerous or restrictive provision; (d) change the subordination provisions thereof (or the subordination terms of any guaranty thereof); (e) change or amend any other term if such change or amendment would materially increase the obligations of the obligor or confer additional material rights on the holders of the Subordinated Debt in a manner materially adverse to Agent or any Lender as senior creditors or the interests of the Lenders under this Agreement or any other Loan Document in any respect; or (f) in any manner amend any term of any Subordinated Debt Document relating to the prohibition of the creation or assumption of any Lien upon the properties or assets of Borrower or any Subsidiary or relating to the prohibition of creation, existence or effectiveness of any consensual encumbrance or restriction of any kind on the ability of any Subsidiary to (i) pay dividends or make any other distribution; (ii) subject to subordination provisions, pay any Indebtedness owed to Borrower or any Subsidiary; (iii) make loans or advances to Borrower or any Subsidiary; or (iv) transfer any of its property or assets to Borrower or any Subsidiary.

SECTION 6.13.     Senior Note Documents.
  Borrower will not and will not permit any Subsidiaries to change or amend the terms of the Senior Note Documents, if the effect of such amendment is to: (a) increase the interest rate on the Senior Notes; (b) shorten the time of payments of principal or interest due under the Senior Note Documents; (c) change any event of default or any covenant to a materially more onerous or restrictive provision; (d) change or amend any other term if such change or amendment would materially increase the obligations of the obligor or confer additional material rights on the holders the Senior Notes in a manner materially adverse to Agent or any Lender as senior creditors or the interests of the Lenders under this Agreement or any other Loan Document in any respect; or (e) in any manner amend any term of any Senior Note Document relating to the prohibition of the creation or assumption of any Lien upon the properties or assets of Borrower or any Subsidiary or relating to the prohibition of creation, existence or effectiveness of any consensual encumbrance or restriction of any kind on the ability of any Subsidiary to (i) pay dividends or make any other distribution;

(ii) subject to subordination provisions, pay any Indebtedness owed to Borrower or any Subsidiary; (iii) make loans or advances to Borrower or any Subsidiary; or (iv) transfer any of its property or assets to Borrower or any Subsidiary.

SECTION 6.14.     Change in Fiscal Year.
  Borrower will not change the manner in which either the last day of its fiscal year or the last days of the first three fiscal quarters of its fiscal year is calculated.

                                  ARTICLE VII.

                               Financial Covenants

         Until the Revolving Commitments have expired or terminated and the principal of and interest on each Loan and all fees payable hereunder have been paid in full and all Letters of Credit have expired or terminated and all LC Disbursements shall have been reimbursed, the Borrower covenants and agrees with the Lenders that:

SECTION 7.01.     Consolidated Tangible Net Worth.
  The Borrower will at all times maintain Consolidated Tangible Net Worth (as defined below) in an amount not less than the sum of (a) $280,000,000; plus (b) 50% of the Borrower's Consolidated Net Income for the period from September 30, 1999, through the fiscal quarter to have completely elapsed as of the date of determination; plus (c) 100% of the net cash proceeds of any sale of Equity Interests or other contributions to the capital of the Borrower received by Borrower since September 30, 1999, calculated without duplication. If Consolidated Net Income for a fiscal quarter is zero or less, no adjustment to the requisite level of Consolidated Tangible Net Worth shall be made. As used in this Agreement, the following terms have the following meanings:

                  "Consolidated Net Income" means, for any period and any Person (a "Subject Person"), such Subject Person's consolidated net income (or loss) determined in accordance with GAAP, but excluding any extraordinary, nonrecurring, nonoperating or noncash gains or losses, including or in addition, the following:

                    (i) the income (or loss) of any Person (other than a subsidiary) in which the Subject Person or a subsidiary has an ownership interest; provided, however, that (A) Consolidated Net Income shall include amounts in respect of the income of such when actually received in cash by the Subject Person or such subsidiary in the form of dividends or similar distributions and
               (B) Consolidated Net Income shall be reduced by the aggregate amount of all investments, regardless of the form thereof, made by the Subject Person or any of its subsidiaries in such Person for the purpose of funding any deficit or loss of such Person;

                    (ii) the income of any  subsidiary to the extent the payment of such income in the form of a distribution or repayment of any Indebtedness to the Subject Person or a subsidiary is not permitted, whether on account of any restriction in by-laws, articles of incorporation or similar governing document, any agreement or any law, statute, judgment, decree or governmental order, rule or regulation applicable to such subsidiary;

                    (iii) any gains or losses accrued on foreign currency receivables or on foreign currency payables of the Subject Person or a subsidiary organized under the laws of the United States which are not realized in a cash transaction;

                    (iv) the income or loss of any foreign  subsidiary or of any foreign Person (other than a subsidiary) in which the Subject Person or subsidiary has an ownership interest to the extent that the equivalent Dollar Amount of the income contains increases or decreases due to the fluctuation of a foreign currency exchange rate after the Effective Date;

                    (v) the income or loss of any Person acquired by the Subject
               Person or a subsidiary for any period prior to the date of such acquisition;

                    (vi) the income from any sale of assets in which the accounting basis of such assets had been the book value of any Person acquired by the Subject Person or a subsidiary prior to the date such Person became a subsidiary or was merged into or consolidated with the Subject Person or a subsidiary; and

                    (vii) when determining  Consolidated Net Income for Borrower and for any period which includes the second or third fiscal quarters of the 1999 fiscal year, any of the special charges recorded in the applicable fiscal quarter relating to the Borrower's acquisition of May & Speh and the write down of other impaired assets.

                  The gains or losses of the type described in clauses (i) through (vi) of this definition shall only be excluded in determining consolidated net income if the aggregate amount of such gains or losses exceed, in either case (i.e., gains or losses), $1,000,000 in the period of calculation. If a gain or loss is to be excluded from the calculation of consolidated net income pursuant to the foregoing $1,000,000 threshold, the whole gain or loss shall be excluded, not just that amount in excess of the threshold.

                  "Consolidated Tangible Net Worth" means, at any particular time, the sum of (i) all amounts which, in conformity with GAAP, would be included as stockholders' equity on a consolidated balance sheet of the Borrower and the Subsidiaries; minus (ii) the sum of the following:
         (a) the amount by which stockholders' equity has been increased by the write-up of any asset of the Borrower and the Subsidiaries after September 30, 1999, plus (b) the amount of net deferred income tax assets (less adjustments included in Consolidated Net Income after September 30, 1999), plus (c) any cash held in a sinking fund or other analogous fund established for the purpose of redemption, retirement or prepayment of capital stock or Indebtedness, plus (d) the cumulative foreign currency translation adjustment (less adjustments included in Consolidated Net Income after September 30, 1999), plus (e) the amount at which shares of capital stock of the Borrower is contained among the assets on the consolidated balance sheet of the Borrower and the Subsidiaries, plus (f) the amount of any preferred stock, plus (g) to the extent included in clause (i) above of this definition, the amount properly attributable to the minority interests, if any, of other Persons in the stock, additional paid-in capital, and retained earnings of the Subsidiaries, plus (h) the amount of intangible assets carried on the balance sheet of the Borrower at such date determined in accordance with GAAP on a consolidated basis, including goodwill, patents, trademarks, tradenames, organizational expenses, deferred financing changes, debt acquisition costs, start up costs, preoperating costs, prepaid pension costs, or any other similar deferred charges but not including deferred charges relating to data processing contracts and software development costs.

SECTION 7.02.     Leverage Ratio.
  As of the last day of each fiscal quarter, the Borrower shall not permit the ratio of Total Indebtedness as of such date to Adjusted EBITDA for the four (4) Fiscal Quarters then ended to exceed 2.00 to 1.00. As used in this Agreement, the following terms have the following meanings:

                  "Adjusted EBITDA" means, for any period (the "Subject Period"), the total of the following calculated without duplication for such period: (a) Borrower's EBITDA; plus (b), on a pro forma basis, the pro forma EBITDA of each Prior Target or, as applicable, the EBITDA of a Prior Target attributable to the assets acquired from such Prior Target, for any portion of such Subject Period occurring prior to the date of the acquisition of such Prior Target or the related assets but only to the extent such EBITDA for such Prior Target can be established in a manner satisfactory to the Agent based on financial statements of the Prior Target prepared in accordance with GAAP; minus (c) the EBITDA of each Prior Company and, as applicable but without duplication, the EBITDA of Borrower and each Subsidiary attributable to all Prior Assets, in each case for any portion of such Subject Period occurring prior to the date of the disposal of such Prior Companies or Prior Assets.

                  "EBITDA" means, for any period and any Person, the total of the following each calculated without duplication on a consolidated basis for such period: (a) Consolidated Net Income (as defined in Section 7.01); plus (b) any provision for (or less any benefit from) income or franchise taxes included in determining Consolidated Net Income; plus (c) interest expense (including the interest portion of Capital Lease Obligations) deducted in determining Consolidated Net Income; plus (d) amortization and depreciation expense deducted in determining Consolidated Net Income.

                  "Prior Target" means all Targets acquired or whose assets have been acquired in a in a transaction permitted by Section 6.04.

                  "Prior Company" means any Subsidiary whose capital stock or other equity interests have been disposed of, or all or substantially all of whose assets have been disposed of, in each case, in a transaction with an unaffiliated third party approved in accordance with this Agreement.

                  "Prior Assets" means assets that have been disposed of by a division or branch of Borrower or a Subsidiary in a transaction with an unaffiliated third party approved in accordance with this Agreement which would not make the seller a "Prior Company" but constitute all or substantially all of the assets of such division or branch.

                  "Total Indebtedness" means, at the time of determination, the sum of the following determined for Borrower and the Subsidiaries on a consolidated basis (without duplication): (a) the average outstanding Loans under this Agreement for the four fiscal quarter period ending on the date of determination (computed on the basis of the simple average of the balances outstanding as of each fiscal quarter end during such period); plus (b) all obligations for borrowed money, other than the Loans, or with respect to deposits or advances of any kind; plus (c) all obligations of such Person evidenced by bonds, notes, debentures, or other similar instruments, other than the Loans; plus (d) all obligations of such Person upon which interest charges are customarily paid, other than the Loans; (e) all obligations of such Person under conditional sale or other title retention agreements relating to property acquired by such Person, (f) all obligations of such Person in respect of the deferred purchase price of property or services (excluding current accounts payable incurred in the ordinary course of business), (g) all obligations of others secured by (or for which the holder of such obligations has an existing right, contingent or otherwise, to be secured by) any Lien on property owned or acquired by such Person, whether or not the obligations secured thereby have been assumed (provided that for purposes of this clause (g) the amount of any such Indebtedness shall be deemed not to exceed the higher of the market value or the book value of such assets), plus (h) all Capital Lease Obligations; plus (i) all obligations, contingent or otherwise, of such Person as an account party in respect of letters of credit and letters of guaranty, plus (j) all obligations, contingent or otherwise, of such Person in respect of bankers' acceptances, plus (k) all obligations, contingent or otherwise, for the payment of money under any noncompete, consulting or similar agreement entered into with the seller of a Target or any other similar arrangements providing for the deferred payment of the purchase price for an acquisition; plus (l) all Indebtedness arising in connection with Hedging Agreements and preferred Equity Interests; minus (m) to the extent included in clauses
         (a) through (l) of this definition, the amount reflected on the Borrower's consolidated balance sheet as software license liabilities.

SECTION 7.03.     Fixed Charge Coverage.
           As of the last day of each fiscal quarter, the Borrower shall not permit the ratio of:

(a) the sum of the following for Borrower and the Subsidiaries calculated on a consolidated basis in accordance with GAAP for the period of four (4) consecutive fiscal quarters then ended: (i) EBITDA; plus (ii) operating lease rentals (including, rentals from operating leases treated as financings for all purposes other than accounting purposes), plus (iii) software licensing payments, minus (iv) Capital Expenditures, minus (v) all expenditures for software development to

(
                                     -60-

b) the Fixed Charges for the period of four (4) consecutive fiscal quarters then ended to be less than:

(i) 1.25 to 1.00 as of the last day of each fiscal quarter occurring during the period from the Effective Date through and including December 31, 2000 and

(ii) 1.35 to 1.00 as of the last day of each fiscal quarter occurring after January 1, 2001.

As used in this Section 7.03, "Fixed Charges" means for any period, the sum of the following for the Borrower and the Subsidiaries calculated on a consolidated basis without duplication for such period: (a) the aggregate amount of interest, including payments in the nature of interest under Capitalized Lease Obligations; (b) the scheduled amortization of Indebtedness paid or payable; (c) operating lease rentals (including, rentals from operating leases treated as financings for all purposes other than accounting purposes); (d) all dividends, redemptions, and other distributions made by Borrower on account of Equity Interests; (e) payments on leases or other obligations assumed from customers under service agreements to the extent such arrangements are not treated as operating leases, Capital Lease Obligations or long term debt; and (f) to the extent not included in clauses (a) through (e) of this definition, software licensing payments.

SECTION 7.04.     Asset Coverage.
               The Borrower  shall not at any time permit the ratio of the Asset
Value to Senior Debt to be less than 2.00 to 1.00. As used in this Section 7.04,
(a) the term "Asset Value" means, as of the date of determination, the sum of the book values of the following for Borrower and the Subsidiaries calculated on a consolidated basis: (i) trade accounts receivable and (ii) property, plant and equipment net of accumulated depreciation and amortization and (b) the term "Senior Debt" means, at the time of determination, the sum of the following determined for Borrower and the Subsidiaries on a consolidated (without duplication): (a) the average outstanding Loans under this Agreement for the four fiscal quarter period ending on the date of determination (computed on the basis of the simple average of the balances outstanding as of each fiscal quarter end during such period); plus (b) all obligations for borrowed money, other than the Loans, or with respect to deposits or advances of any kind; plus
(c) all obligations of such Person evidenced by bonds, notes, debentures, or other similar instruments, other than the Loans; plus (d) all obligations of such Person upon which interest charges are customarily paid, other than the Loans; (e) all obligations of such Person under conditional sale or other title retention agreements relating to property acquired by such Person, (f) all obligations of such Person in respect of the deferred purchase price of property or services (excluding current accounts payable incurred in the ordinary course of business), (g) all obligations of others secured by (or for which the holder of such obligations has an existing right, contingent or otherwise, to be secured by) any Lien on property owned or acquired by such Person, whether or not the obligations secured thereby have been assumed (provided that for purposes of this clause (g) the amount of any such Indebtedness shall be deemed not to exceed the higher of the market value or the book value of such assets), plus (h) all Capital Lease Obligations; plus (i) all obligations, contingent or otherwise, of such Person as an account party in respect of letters of credit and letters of guaranty, plus (j) all obligations, contingent or otherwise, of such Person in respect of bankers' acceptances, plus (k) all obligations, contingent or otherwise, for the payment of money under any noncompete, consulting or similar agreement entered into with the seller of a Target or any other similar arrangements providing for the deferred payment of the purchase price for an acquisition; plus (l) all Indebtedness arising in connection with Hedging Agreements; minus (m), to the extent included in clauses (a) through (l) of this definition, the sum of (x) the amount reflected on the Borrower's consolidated balance sheet as software license liabilities and (y) any Indebtedness which by its terms is subordinated in right of payment to the Loans.

                                 ARTICLE VIII.

                                Events of Default

         If any of the following events ("Events of Default") shall occur:

(a) the Borrower shall fail to pay any principal of any Loan or any reimbursement obligation in respect of any LC Disbursement when and as the same shall become due and payable, whether at the due date thereof or at a date fixed for prepayment thereof or otherwise;

(b) the Borrower shall fail to pay any interest on any Loan or any fee or any other amount (other than an amount referred to in clause (a) of this Article) payable under this Agreement or any other Loan Document, when and as the same shall become due and payable, and such failure shall continue unremedied for a period of three Business Days;

(c) any representation, warranty or certification made or deemed made by or on behalf of the Borrower or any Subsidiary in or in connection with any Loan Document or any amendment or modification thereof or waiver thereunder, or in any report, certificate, financial statement or other document furnished pursuant to or in connection with any Loan Document or any amendment or modification thereof or waiver thereunder, shall prove to have been incorrect in any material respects when made or deemed made;

(d) the Borrower shall fail to observe or perform any covenant, condition or agreement contained in Section 5.02, 5.03 (with respect to the existence of the Borrower) or 5.10 or in Article VI or Article VII;

(e) the Borrower or any Guarantor shall fail to observe or perform any covenant, condition or agreement contained in any Loan Document (other than those specified in clause (a), (b) or (d) of this Article), and such failure shall continue unremedied for a period of 30 days after notice thereof from the Agent to the Borrower (which notice will be given at the request of any Lender);

(f) the Borrower or any Subsidiary shall fail to make any payment (whether of principal or interest and regardless of amount) in respect of any Material Indebtedness, (including, Indebtedness arising in connection with the Synthetic Equipment Lease Facility and the Synthetic Real Property Lease) when and as the same shall become due and payable;

(g) any event or condition occurs that results in any Material Indebtedness (including, Indebtedness arising in connection with the Synthetic Equipment Lease Facility and the Synthetic Real Property Lease) becoming due prior to its scheduled maturity or that enables or permits the holder or holders of any Material Indebtedness or any trustee or agent on its or their behalf to cause any Material Indebtedness to become due, or to require the prepayment, repurchase, redemption or defeasance thereof, prior to its scheduled maturity; provided that this clause (g) shall not apply to secured Indebtedness that becomes due as a result of the voluntary sale or transfer of the property or assets securing such Indebtedness;

(h) an involuntary proceeding shall be commenced or an involuntary petition shall be filed seeking (i) liquidation, reorganization or other relief in respect of the Borrower or any Subsidiary or its debts, or of a substantial part of its assets, under any Federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect or (ii) the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for the Borrower or any Subsidiary or for a substantial part of its assets, and, in any such case, such proceeding or petition shall continue undismissed for 60 days or an order or decree approving or ordering any of the foregoing shall be entered;

(i) the Borrower or any Subsidiary shall (i) voluntarily commence any proceeding or file any petition seeking liquidation, reorganization or other relief under any Federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect, (ii) consent to the institution of, or fail to contest in a timely and appropriate manner, any proceeding or petition described in clause (h) of this Article, (iii) apply for or consent to the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for the Borrower or any Subsidiary or for a substantial part of its assets, (iv) file an answer admitting the material allegations of a petition filed against it in any such proceeding, (v) make a general assignment for the benefit of creditors or (vi) take any action for the purpose of effecting any of the foregoing;

(j) the Borrower or any Subsidiary shall become unable, admit in writing its inability, or fail generally to pay its debts as they become due;

(k) one or more judgments for the payment of money in an aggregate amount in excess of $5,000,000 shall be rendered against the Borrower, any Subsidiary or any combination thereof and the same shall remain undischarged for a period of 30 consecutive days during which execution shall not be effectively stayed, or any action shall be legally taken by a judgment creditor to attach or levy upon any assets of the Borrower or any Subsidiary to enforce any such judgment;

(l) an ERISA Event shall have occurred that, in the opinion of the Required Lenders, when taken together with all other ERISA Events that have occurred, could or does result in a liability equal to or in excess of $5,000,000 or could reasonably be expected to result in a Material Adverse Effect;

(m)      a Change in Control shall occur; or

(n) an event of default or event of termination shall occur under the Equity Forward Agreement;

then, and in every such event (other than an event with respect to the Borrower described in clause (h) or (i) of this Article), and at any time thereafter during the continuance of such event, the Agent may, and at the request of the Required Lenders shall, by notice to the Borrower, take either or both of the following actions, at the same or different times: (i) terminate the Revolving

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


Commitments, and thereupon the Revolving Commitments shall terminate immediately, and (ii) declare the Loans then outstanding to be due and payable in whole (or in part, in which case any principal not so declared to be due and payable may thereafter be declared to be due and payable), and thereupon the principal of the Loans so declared to be due and payable, together with accrued interest thereon and all fees and other obligations of the Borrower accrued hereunder, shall become due and payable immediately, without notice of intent to accelerate, notice of acceleration, presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower; and in case of any event with respect to the Borrower described in clause (h) or (i) of this Article, the Revolving Commitments shall automatically terminate and the principal of the Loans then outstanding, together with accrued interest thereon and all fees and other obligations of the Borrower accrued hereunder, shall automatically become due and payable, without notice of intent to accelerate, notice of acceleration, presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower.

                                  ARTICLE IX.

                                      Agent

         Each of the Lenders and the Issuing Bank hereby irrevocably appoints the Agent as its agent and authorizes the Agent to take such actions on its behalf and to exercise such powers as are delegated to it by the terms of the Loan Documents, together with such actions and powers as are reasonably incidental thereto.

         The bank serving as the Agent hereunder shall have the same rights and powers in its capacity as a Lender as any other Lender and may exercise the same as though it were not the Agent, and such bank and its Affiliates may accept deposits from, lend money to and generally engage in any kind of business with the Borrower or any Subsidiary or other Affiliate thereof as if it were not the Agent hereunder.

         The Agent shall not have any duties or obligations except those expressly set forth in the Loan Documents. Without limiting the generality of the foregoing, (a) the Agent shall not be subject to any fiduciary or other implied duties, regardless of whether a Default has occurred and is continuing,
(b) the Agent shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated by the Loan Documents that the Agent is required to exercise in writing by the Required Lenders (or such other number or percentage of the Lenders as shall be necessary under the circumstances as provided in
Section 10.02), and (c) except as expressly set forth in the Loan Documents, the Agent shall not have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to the Borrower or any Subsidiaries that is communicated to or obtained by the bank serving as Agent or any of its Affiliates in any capacity. The Agent shall not be liable for any action taken or not taken by it with the consent or at the request of the Required Lenders (or such other number or percentage of the Lenders as shall be necessary under the circumstances as provided in Section 10.02) or in the absence of its own gross negligence or willful misconduct. The Agent shall not be deemed to have knowledge of any Default unless and until written notice thereof is given to the Agent by the Borrower or a Lender, and the Agent shall not be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with any Loan Document, (ii) the contents of any certificate, report or other document delivered thereunder or in connection therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth in any Loan Document, (iv) the validity, enforceability, effectiveness or genuineness of any Loan Document or any other agreement, instrument or document, or (v) the satisfaction of any condition set forth in Article IV or elsewhere in any Loan Document, other than to confirm receipt of items expressly required to be delivered to the Agent.

         The Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing believed by it to be genuine and to have been signed or sent by the proper Person. The Agent also may rely upon any statement made to it orally or by telephone and believed by it to be made by the proper Person, and shall not incur any liability for relying thereon. The Agent may consult with legal counsel (who may be counsel for the Borrower), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts.

         The Agent may perform any and all its duties and exercise its rights and powers by or through any one or more sub-agents appointed by the Agent. The Agent and any such sub-agent may perform any and all its duties and exercise its rights and powers through their respective Related Parties. The exculpatory provisions of the preceding paragraphs shall apply to any such sub-agent and to the Related Parties of the Agent and any such sub-agent, and shall apply to their respective activities in connection with the syndication of the credit facilities provided for herein as well as activities as the Agent.

         Subject to the appointment and acceptance of a successor as provided in this paragraph, the Agent may resign at any time by notifying the Lenders, the Issuing Bank and the Borrower. Upon any such resignation, the Required Lenders shall have the right, in consultation with the Borrower, to appoint a successor. If no successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within 30 days after the retiring Agent gives notice of its resignation, then the retiring Agent may, on behalf of the Lenders and the Issuing Bank, appoint a successor Agent. Upon the acceptance of its appointment as the Agent hereunder by a successor, such successor shall succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations hereunder. The fees payable by the Borrower to a successor Agent shall be the same as those payable to its predecessor unless otherwise agreed between the Borrower and such successor. After the Agent's resignation hereunder, the provisions of this Article and Section 10.03 shall continue in effect for the benefit of such retiring Agent, its sub-agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while it was acting as the Agent.

         Each Lender acknowledges that it has, independently and without reliance upon the Agent, any other Lender or any of their Related Parties and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender also acknowledges that it will, independently and without reliance upon the Agent, any other Lender or any of their Related Parties and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement, any other Loan Document or related agreement or any document furnished hereunder or thereunder.

         Mercantile Bank, N.A., Bank of America, N.A., The Bank of Nova Scotia, Bank One, NA, Wachovia Bank, N.A., SunTrust Bank, Nashville, N.A. and ABN AMRO Bank, N.V., have been designated as "co-administrative agent," "syndication agent" or "co-agent," hereunder in recognition of the level of each of their Revolving Commitments. Neither Mercantile Bank, N.A., Bank of America, N.A., The Bank of Nova Scotia, Bank One, NA, Wachovia Bank, N.A., SunTrust Bank, Nashville, N.A. nor ABN AMRO Bank, N.V. is an agent for the Lenders and no such Lender shall have any obligation hereunder other than those existing in its capacity as a Lender. Without limiting the foregoing, no such Lender shall have or be deemed to have any fiduciary relationship with or duty to any Lender.

                                   ARTICLE X.

                                  Miscellaneous

SECTION 10.01.    Notices.
  Except in the case of notices and other communications expressly permitted to be given by telephone, all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopy, as follows:

(a) if to the Borrower, to it at One Information Way, Little Rock, Arkansas 72202, Attention of Chief Financial Officer (Telecopy No. 501-342-3913);

(b) if to the Agent, the Issuing Bank, the Swing-Line Lender or to Chase Bank of Texas, National Association, as a Lender, 2200 Ross Avenue, 3rd Floor, Dallas, Texas 75201, Attention of Mike Lister, (Telecopy No. 214-965-2044), with a copy to Chase Bank of Texas, National Association, c/o The Chase Manhattan Bank, 1 Chase Manhattan Plaza, 8th Floor, New York, New York 10081; Attention Maniram Appanna, Telephone 212-552-7943; Telecopy No. 212-552-5777; and

(c) if to a Lender, to it at its address (or telecopy number) set forth in the Administrative Questionnaire delivered to the Agent by such Lender in connection with the execution of this Agreement or in the Assignment and Acceptance pursuant to which such Lender became a party hereto.

Any party hereto may change its address or telecopy number for notices and other communications hereunder by notice to the other parties hereto. All notices and other communications given to any party hereto in accordance with the provisions of this Agreement shall be deemed to have been given on the date of receipt.

SECTION 10.02.    Waivers; Amendments.

(a) No failure or delay by the Agent, the Issuing Bank or any Lender in exercising any right or power hereunder or under any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Agent, the Issuing Bank and the Lenders hereunder and under the other Loan Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of any Loan Document or consent to any departure by the Borrower or any Guarantor therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. Without limiting the generality of the foregoing, the making of a Loan or issuance of a Letter of Credit shall not be construed as a waiver of any Default, regardless of whether the Agent, any Lender or the Issuing Bank may have had notice or knowledge of such Default at the time.

(b) Neither this Agreement nor any other Loan Document nor any provision hereof or thereof may be waived, amended or modified except (x) pursuant to an Increased Commitment Supplement executed in accordance with the terms and conditions of Section 2.19 which only needs to be signed by the Borrower, the Agent and the Lenders increasing or providing new Revolving Commitments thereunder if the Increased Commitment Supplement does not increase the aggregate amount of the Revolving Commitments to an amount in excess of $300,0000,000 and (y) in the case of this Agreement and any circumstance other than as described in clause (x), pursuant to an agreement or agreements in writing entered into by the Borrower and the Required Lenders or, in the case of any other Loan Document, pursuant to an agreement or agreements in writing entered into by the parties thereto, in each case with the consent of the Required Lenders; provided that no such agreement shall (i) increase the Revolving Commitment of any Lender without the written consent of such Lender,
(ii) reduce the principal amount of any Loan or LC Disbursement or reduce the rate of interest thereon, or reduce any fees payable hereunder, without the written consent of each Lender affected thereby, (iii) postpone the scheduled date of payment of the principal amount of any Loan or LC Disbursement, or any interest thereon, or any fees payable hereunder, or reduce the amount of, waive or excuse any such payment, or postpone the scheduled date of expiration of any Revolving Commitment, without the written consent of each Lender affected thereby, (iv) change Section 2.17(b) or (c) in a manner that would alter the pro rata sharing of payments required thereby, without the written consent of each Lender, (v) change any of the provisions of this Section or the definition of "Required Lenders" or any other provision of any Loan Document specifying the number or percentage of Lenders required to waive, amend or modify any rights thereunder or make any determination or grant any consent thereunder, without the written consent of each Lender or (vi) release any Guarantor from the Subsidiary Guaranty or limit its liability in respect of the Subsidiary Guaranty without the consent of each Lender; provided further that (1) no such agreement shall amend, modify or otherwise affect the rights or duties of the Agent, the Issuing Bank or the Swingline Lender without the prior written consent of the Agent, the Issuing Bank or the Swingline Lender, as the case may be and (2) the Agent shall be obligated and shall have the power without the consent of any Lender to release a Guarantor from the Subsidiary Guaranty if the Guarantor is sold in accordance with the restrictions on the disposition of assets set forth in Section 6.05.

SECTION 10.03.    Expenses; Indemnity; Damage Waiver.

(a) The Borrower shall pay (i) all reasonable out-of-pocket expenses incurred by the Agent and Chase Securities Inc. and their respective Affiliates, including the reasonable fees, charges and disbursements of counsel for Agent and Chase Securities Inc., in connection with the syndication of the credit facilities provided for herein, the preparation and administration of the Loan Documents or any amendments, modifications or waivers of the provisions thereof (whether or not the transactions contemplated hereby or thereby shall be consummated), (ii) all reasonable out-of-pocket expenses incurred by the Issuing Bank in connection with the issuance, amendment, renewal or extension of any Letter of Credit or any demand for payment thereunder and (iii) all out-of-pocket expenses incurred by either Co-Administrative Agent, the Issuing Bank or any Lender, including the fees, charges and disbursements of any counsel for either Co-Administrative Agent, the Issuing Bank or any Lender, in connection with the enforcement or protection of its rights in connection with the Loan Documents, including its rights under this Section, or in connection with the Loans made or Letters of Credit issued hereunder, including all such out-of-pocket expenses incurred during any workout, restructuring or negotiations in respect of such Loans or Letters of Credit.

(b) THE BORROWER SHALL INDEMNIFY EACH CO-ADMINISTRATIVE AGENT, CHASE SECURITIES INC. AND BANC OF AMERICA SECURITIES LLC, THE ISSUING BANK AND EACH LENDER, AND EACH RELATED PARTY OF ANY OF THE FOREGOING PERSONS (EACH SUCH PERSON BEING CALLED AN "INDEMNITEE") AGAINST, AND HOLD EACH INDEMNITEE HARMLESS FROM, ANY AND ALL LOSSES, CLAIMS, DAMAGES, LIABILITIES AND RELATED EXPENSES, INCLUDING THE FEES, CHARGES AND DISBURSEMENTS OF ANY COUNSEL FOR ANY INDEMNITEE, INCURRED BY OR ASSERTED AGAINST ANY INDEMNITEE ARISING OUT OF, IN CONNECTION WITH, OR AS A RESULT OF (I) THE EXECUTION OR DELIVERY OF ANY LOAN DOCUMENT OR ANY OTHER AGREEMENT OR INSTRUMENT CONTEMPLATED HEREBY, THE PERFORMANCE BY THE PARTIES TO THE LOAN DOCUMENTS OF THEIR RESPECTIVE OBLIGATIONS THEREUNDER OR THE CONSUMMATION OF THE TRANSACTIONS CONTEMPLATED HEREBY, (II) ANY LOAN OR LETTER OF CREDIT OR THE USE OF THE PROCEEDS THEREFROM (INCLUDING ANY REFUSAL BY THE ISSUING BANK TO HONOR A DEMAND FOR PAYMENT UNDER A LETTER OF CREDIT IF THE DOCUMENTS PRESENTED IN CONNECTION WITH SUCH DEMAND DO NOT STRICTLY COMPLY WITH THE TERMS OF SUCH LETTER OF CREDIT), (III) ANY ACTUAL OR ALLEGED PRESENCE OR RELEASE OF HAZARDOUS MATERIALS ON OR FROM ANY REAL PROPERTY CURRENTLY OR FORMERLY OWNED OR OPERATED BY THE BORROWER OR ANY OF THE SUBSIDIARIES, OR ANY ENVIRONMENTAL LIABILITY RELATED IN ANY WAY TO THE BORROWER OR ANY OF THE SUBSIDIARIES, OR (IV) ANY ACTUAL OR PROSPECTIVE CLAIM, LITIGATION, INVESTIGATION OR PROCEEDING RELATING TO ANY OF THE FOREGOING, WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY AND REGARDLESS OF WHETHER ANY INDEMNITEE IS A PARTY THERETO; PROVIDED THAT SUCH INDEMNITY SHALL NOT, AS TO ANY INDEMNITEE, BE AVAILABLE TO THE EXTENT THAT SUCH LOSSES, CLAIMS, DAMAGES, LIABILITIES OR RELATED EXPENSES ARE DETERMINED BY A COURT OF COMPETENT JURISDICTION BY FINAL AND NONAPPEALABLE JUDGMENT TO HAVE RESULTED FROM THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF SUCH INDEMNITEE. IT IS THE EXPRESSED INTENT OF THE PARTIES HERETO THAT THE INDEMNITY IN THIS CLAUSE (B) SHALL, AS TO ANY INDEMNITEE, BE AVAILABLE TO THE EXTENT THAT SUCH LOSSES, CLAIMS, DAMAGES, LIABILITIES OR RELATED EXPENSES ARE DETERMINED TO HAVE RESULTED FROM THE SOLE OR CONTRIBUTORY NEGLIGENCE OF SUCH INDEMNITEE.

(c) To the extent that the Borrower fails to pay any amount required to be paid by it to the Agent, the Issuing Bank or the Swingline Lender under paragraph (a) or (b) of this Section, each Lender severally agrees to pay to the Agent, the Issuing Bank or the Swingline Lender, as the case may be, such Lender's pro rata share (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought) of such unpaid amount; provided that the unreimbursed expense or indemnified loss, claim, damage, liability or related expense, as the case may be, was incurred by or asserted against the Agent, the Issuing Bank or the Swingline Lender in its capacity as such. For purposes hereof, a Lender's "pro rata share" shall be determined based upon its share of the sum of the total Revolving Exposures and unused Revolving Commitments at the time.

(d) To the extent permitted by applicable law, the Borrower shall not assert, and hereby waives, any claim against any Indemnitee, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement or any agreement or instrument contemplated hereby, any Loan or Letter of Credit or the use of the proceeds thereof.

(e) All amounts due under this Section shall be payable promptly after written demand therefor.

SECTION 10.04.    Successors and Assigns.

(a) The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby (including any Affiliate of the Issuing Bank that issues any Letter of Credit), except that the Borrower may not assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of each Lender (and any attempted assignment or transfer by the Borrower without such consent shall be null and void). Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby (including any Affiliate of the Issuing Bank that issues any Letter of Credit) and, to the extent expressly contemplated hereby, the Related Parties of each of the Co-Administrative Agents, the Issuing Bank and the Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement.

(b) Any Lender may assign to one or more assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of its Revolving Commitment and the Loans at the time owing to it); provided that (i) except in the case of an assignment to a Lender or an Affiliate of a Lender, each of the Borrower and the Agent must give their prior written consent to such assignment (which consent shall not be unreasonably withheld), (ii) except in the case of an assignment to a Lender or an Affiliate of a Lender or an assignment of the entire remaining amount of the assigning Lender's Revolving Commitment and Loans, the amount of the Revolving Commitment and Loans of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Acceptance with respect to such assignment is delivered to the Agent) shall not be less than $5,000,000 unless each of the Borrower and the Agent otherwise consent, (iii) each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender's rights and obligations under this Agreement, (iv) the parties to each assignment shall execute and deliver to the Agent an Assignment and Acceptance, together with a processing and recordation fee of $3,500, and (v) the assignee, if it shall not be a Lender, shall deliver to the Agent an Administrative Questionnaire; and provided further that any consent of the Borrower otherwise required under this paragraph shall not be required if an Event of Default under clause (h) or (i) of Article VIII has occurred and is continuing. Subject to acceptance and recording thereof pursuant to paragraph (d) of this Section, from and after the effective date specified in each Assignment and Acceptance the assignee thereunder shall be a party hereto and, to the extent of the interest assigned by such Assignment and Acceptance, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Acceptance, be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all of the assigning Lender's rights and obligations under this Agreement, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of Sections 2.14, 2.15, 2.16, 2.17 and 10.03). Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this paragraph shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with paragraph (e) of this Section.

(c) The Agent, acting for this purpose as an agent of the Borrower, shall maintain at its offices in New York, New York a copy of each Assignment and Acceptance delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Revolving Commitment of, and principal amount of the Loans and LC Disbursements owing to, each Lender pursuant to the terms hereof from time to time (the "Register"). The entries in the Register shall be conclusive, and the Borrower, the Co-Administrative Agent, the Issuing Bank and the Lenders may treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by the Borrower, the Issuing Bank and any Lender, at any reasonable time and from time to time upon reasonable prior notice.

(d) Upon its receipt of a duly completed Assignment and Acceptance executed by an assigning Lender and an assignee, the assignee's completed Administrative Questionnaire (unless the assignee shall already be a Lender hereunder), the processing and recordation fee referred to in paragraph (b) of this Section and any written consent to such assignment required by paragraph (b) of this Section, the Agent shall accept such Assignment and Acceptance and record the information contained therein in the Register. No assignment shall be effective for purposes of this Agreement unless it has been recorded in the Register as provided in this paragraph.

(e)  Any  Lender  may,   without  the  consent  of  the  Borrower,   either  Co-
Administrative Agent, the Issuing Bank or the Swingline Lender, sell participations to one or more banks or other entities (a "Participant") in all or a portion of such Lender's rights and obligations under this Agreement (including all or a portion of its Revolving Commitment and the Loans owing to
it); provided that (i) such Lender's obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (iii) the Borrower, the Agent, the Issuing Bank and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement. Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce the Loan Documents and to approve any amendment, modification or waiver of any provision of the Loan Documents; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, modification or waiver described in the first proviso to Section 10.02(b) that affects such Participant. Subject to paragraph (f) of this Section, the Borrower agrees that each Participant shall be entitled to the benefits of Sections 2.14, 2.15, 2.16 and 2.17 to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to paragraph (b) of this Section. To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 10.08 as though it were a Lender, provided such Participant agrees to be subject to
Section 2.17(c) as though it were a Lender.

(f) A  Participant  shall not be entitled to receive any greater  payment  under
Section 2.14 or 2.16 than the applicable Lender would have been entitled to receive with respect to the participation sold to such Participant, unless the sale of the participation to such Participant is made with the Borrower's prior written consent. A Participant that would be a Foreign Lender if it were a Lender shall not be entitled to the benefits of Section 2.16 unless the Borrower is notified of the participation sold to such Participant and such Participant agrees, for the benefit of the Borrower, to comply with Section 2.16(e) as though it were a Lender.

(g) Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank, and this Section shall not apply to any such pledge or assignment of a security interest; provided that no such pledge or assignment of a security interest shall release a Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto.

SECTION 10.05.    Survival.
  All covenants, agreements, representations and warranties made by the Borrower in the Loan Documents and in the certificates or other instruments delivered in connection with or pursuant to this Agreement or any other Loan Document shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of the Loan Documents and the making of any Loans and issuance of any Letters of Credit, regardless of any investigation made by any such other party or on its behalf and notwithstanding that either Co-Administrative Agent, the Issuing Bank or any Lender may have had notice or knowledge of any Default or incorrect representation or warranty at the time any credit is extended hereunder, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loan or any fee or any other amount payable under this Agreement is outstanding and unpaid or any Letter of Credit is outstanding and so long as the Revolving Commitments have not expired or terminated. The provisions of Sections 2.14, 2.15, 2.16, 2.17 and
10.03 and Article IX shall survive and remain in full force and effect regardless of the consummation of the transactions contemplated hereby, the repayment of the Loans, the expiration or termination of the Letters of Credit and the Revolving Commitments or the termination of this Agreement or any provision hereof.

SECTION 10.06.    Counterparts; Integration; Effectiveness.
  This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. THIS AGREEMENT, THE OTHER LOAN DOCUMENTS AND ANY SEPARATE LETTER AGREEMENTS WITH RESPECT TO FEES PAYABLE TO EITHER CO-ADMINISTRATIVE AGENT EMBODY THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES RELATING TO THE SUBJECT MATTER HEREOF AND SUPERSEDE ANY AND ALL PREVIOUS COMMITMENTS, AGREEMENTS, REPRESENTATIONS AND UNDERSTANDINGS, WHETHER ORAL OR WRITTEN, RELATING TO THE SUBJECT MATTER HEREOF AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES HERETO. Except as provided in
Section 4.01, this Agreement shall become effective when it shall have been executed by the Agent and the Borrower and when the Agent shall have received counterparts hereof which, when taken together, bear the signatures of each of the other parties hereto, and thereafter shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. Delivery of an executed counterpart of a signature page of this Agreement by telecopy shall be effective as delivery of a manually executed counterpart of this Agreement.

SECTION 10.07.    Severability.
  Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

SECTION 10.08.    Right of Setoff.
  If an Event of Default shall have occurred and be continuing, each Lender and each of its Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other obligations at any time owing by such Lender or Affiliate to or for the credit or the account of the Borrower against any of and all the obligations of the Borrower now or hereafter existing under this Agreement held by such Lender, irrespective of whether or not such Lender shall have made any demand under this Agreement and although such obligations may be unmatured. The rights of each Lender under this Section are in addition to other rights and remedies (including other rights of setoff) which such Lender may have.

SECTION 10.09.    Governing Law; Jurisdiction; Consent to Service of Process.

(a) This Agreement shall be construed in accordance with and governed by the law of the State of Texas.

(b) THE BORROWER HEREBY IRREVOCABLY AND UNCONDI-TIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE NONEXCLUSIVE JURISDICTION OF THE SUPREME COURT OF THE STATE OF TEXAS SITTING IN DALLAS COUNTY AND OF THE UNITED STATES DISTRICT COURT OF THE NORTHERN DISTRICT OF TEXAS, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO ANY LOAN DOCUMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH TEXAS STATE OR, TO THE EXTENT PERMITTED BY LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT SHALL AFFECT ANY RIGHT THAT THE AGENT, THE ISSUING BANK OR ANY LENDER MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AGAINST THE BORROWER OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION.

(c) The Borrower hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or any other Loan Document in any court referred to in paragraph (b) of this Section. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

(d) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 10.01. Nothing in this Agreement or any other Loan Document will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

SECTION 10.10.    WAIVER OF JURY TRIAL.
  EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

SECTION 10.11.    Headings.
  Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement.

SECTION 10.12.    Confidentiality.
  Each of the Co-Administrative Agents, the Issuing Bank and the Lenders agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (a) to its and its Affiliates' directors, officers, employees and agents, including accountants, legal counsel and other advisors (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential), (b) to the extent requested by any regulatory authority, (c) to the extent required by applicable laws or regulations or by any subpoena or similar legal process, (d) to any other party to this Agreement, (e) in connection with the exercise of any remedies hereunder or any suit, action or proceeding relating to this Agreement or any other Loan Document or the enforcement of rights hereunder or thereunder, (f) subject to an agreement containing provisions substantially the same as those of this Section, to any assignee of or Participant in, or any prospective assignee of or Participant in, any of its rights or obligations under this Agreement, (g) with the consent of the Borrower or (h) to the extent such Information (i) becomes publicly available other than as a result of a breach of this Section or (ii) becomes available to a Co-Administrative Agent, the Issuing Bank or any Lender on a nonconfidential basis from a source other than the Borrower. For the purposes of this Section, "Information" means all information received from the Borrower relating to the Borrower or its business, other than any such information that is available to the Co-Administrative Agents, the Issuing Bank or any Lender on a nonconfidential basis prior to disclosure by the Borrower; provided that, in the case of information received from the Borrower after the date hereof, such information is clearly identified at the time of delivery as confidential. Any Person required to maintain the confidentiality of Information as provided in this Section shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information.

SECTION 10.13.    Maximum Interest Rate.

(a) No interest rate specified in any Loan Document shall at any time exceed the Maximum Rate. If at any time the interest rate (the "Contract Rate") for any obligation under the Loan Documents shall exceed the Maximum Rate, thereby causing the interest accruing on such obligation to be limited to the Maximum Rate, then any subsequent reduction in the Contract Rate for such obligation shall not reduce the rate of interest on such obligation below the Maximum Rate until the aggregate amount of interest accrued on such obligation equals the aggregate amount of interest which would have accrued on such obligation if the Contract Rate for such obligation had at all times been in effect. As used herein, the term "Maximum Rate" means, at any time with respect to any Lender, the maximum rate of nonusurious interest under applicable law that such Lender may charge Borrower. The Maximum Rate shall be calculated in a manner that takes into account any and all fees, payments, and other charges contracted for, charged, or received in connection with the Loan Documents that constitute interest under applicable law. Each change in any interest rate provided for herein based upon the Maximum Rate resulting from a change in the Maximum Rate shall take effect without notice to Borrower at the time of such change in the Maximum Rate. For purposes of determining the Maximum Rate under Texas law, the applicable rate ceiling shall be the weekly rate ceiling described in, and computed in accordance with, Article 5069-1.04, Vernon's Texas Civil Statutes.

(b) No provision of any Loan Document shall require the payment or the collection of interest in excess of the maximum amount permitted by applicable law. If any excess of interest in such respect is hereby provided for, or shall be adjudicated to be so provided, in any Loan Document or otherwise in connection with this loan transaction, the provisions of this Section shall govern and prevail and neither Borrower nor the sureties, guarantors, successors, or assigns of Borrower shall be obligated to pay the excess amount of such interest or any other excess sum paid for the use, forbearance, or detention of sums loaned pursuant hereto. In the event any Lender ever receives, collects, or applies as interest any such sum, such amount which would be in excess of the maximum amount permitted by applicable law shall be applied as a payment and reduction of the principal of the obligations outstanding hereunder, and, if the principal of the obligations outstanding hereunder has been paid in full, any remaining excess shall forthwith be paid to the Borrower. In determining whether or not the interest paid or payable exceeds the Maximum Rate, Borrower and each Lender shall, to the extent permitted by applicable law,
(a) characterize any non-principal payment as an expense, fee, or premium rather than as interest, (b) exclude voluntary prepayments and the effects thereof, and
(c) amortize, prorate, allocate, and spread in equal or unequal parts the total amount of interest throughout the entire contemplated term of the obligations outstanding hereunder so that interest for the entire term does not exceed the Maximum Rate.

(c) The provisions of Chapter 346 of the Finance Code of Texas are specifically declared by the parties hereto not to be applicable to this Agreement or to the transactions contemplated hereby.

SECTION 10.14.    Intercompany Subordination.

(a) Borrower agrees that the Subordinated Indebtedness (as defined below) shall be subordinate and junior in right of payment to the prior payment in full of all Senior Indebtedness (as defined below) as herein provided. The Subordinated Indebtedness shall not be payable, and no payment of principal, interest or other amounts on account thereof, and no property or guarantee of any nature to secure or pay the Subordinated Indebtedness shall be made or given, directly or indirectly by or on behalf of any Guarantor or received, accepted, retained or applied by Borrower unless and until the Senior Indebtedness shall have been paid in full in cash; except that prior to the occurrence and continuance of an Event of Default, each Guarantor shall have the right to make payments, and the Borrower shall have the right to receive payments on the Subordinated Indebtedness from time to time as may be determined by Borrower. After the occurrence and during the continuance of an Event of Default, no payments of principal, interest or other amounts may be made or given, directly or indirectly, by or on behalf of any Guarantor or received, accepted, retained or applied by Borrower unless and until the Senior Indebtedness shall have been paid in full in cash. If any sums shall be paid to Borrower by any Guarantor or any other Person on account of the Subordinated Indebtedness when such payment is not permitted hereunder, such sums shall be held in trust by the Borrower for the benefit of Agent and the Lenders and shall forthwith be paid to and applied by Agent against the Senior Indebtedness in accordance with the terms hereof. For purposes of this Section 10.14, the term (i) "Subordinated Indebtedness" means, with respect to a Guarantor, all indebtedness, liabilities, and obligations of such Guarantor to Borrower, whether such indebtedness, liabilities, and obligations now exist or are hereafter incurred or arise, or are direct, indirect, contingent, primary, secondary, several, joint and several, or otherwise, and irrespective of whether such indebtedness, liabilities, or obligations are evidenced by a note, contract, open account, or otherwise, and irrespective of the Person or Persons in whose favor such indebtedness, obligations, or liabilities may, at their inception, have been, or may hereafter be created, or the manner in which they have been or may hereafter be acquired by Borrower and (ii) "Senior Indebtedness" means, with respect to each Guarantor, all of the obligations, indebtedness and liability of the such Guarantor to the Agent, the Issuing Bank and the Lenders, or any of them, arising pursuant to the Subsidiary Guaranty or any of the other Loan Documents, whether now existing or hereafter arising, whether direct, indirect, related, unrelated, fixed, contingent, liquidated, unliquidated, joint, several, or joint and several, including, without limitation, any and all post-petition interest and expenses (including attorneys' fees) whether or not allowed under any bankruptcy, insolvency, or other similar law.

(b) Borrower agrees that any and all Liens (including any judgment liens), upon any Guarantor's assets securing payment of any Subordinated Indebtedness shall be and remain inferior and subordinate to any and all Liens upon any Guarantor's assets securing payment of the Senior Indebtedness or any part thereof, regardless of whether such Liens in favor of Borrower, Agent or any Lender presently exist or are hereafter created or attached. Without the prior written consent of Agent, Borrower shall not (i) file suit against any Guarantor or exercise or enforce any other creditor's right it may have against any Guarantor, or (ii) foreclose, repossess, sequester, or otherwise take steps or institute any action or proceedings (judicial or otherwise, including without limitation the commencement of, or joinder in, any liquidation, bankruptcy, rearrangement, debtor's relief or insolvency proceeding) to enforce any obligations of any Guarantor to Borrower or any Liens held by Borrower on assets of any Guarantor.

(c) In the event of any receivership, bankruptcy, reorganization, rearrangement, debtor's relief, or other insolvency proceeding involving any Guarantor as debtor, Agent shall have the right to prove and vote any claim under the Subordinated Indebtedness and to receive directly from the receiver, trustee or other court custodian all dividends, distributions, and payments made in respect of the Subordinated Indebtedness until the Senior Indebtedness has been paid in full in cash. Agent may apply any such dividends, distributions, and payments against the Senior Indebtedness in accordance with the terms hereof.

(d) Borrower agrees that all promissory notes and other instruments evidencing Subordinated Indebtedness shall contain a specific written notice thereon that the indebtedness evidenced thereby is subordinated under the terms of this
Section 10.14.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

                                            ACXIOM CORPORATION, as the Borrower


                                            By:
                                               ---------------------------------
                                               Jerry C. Jones
                                               Business Development/Legal Leader

                                            CHASE BANK OF TEXAS, NATIONAL
                                            ASSOCIATION, as Agent and a
                                            co-administrative agent, the Issuing
                                            Bank, the Swingline Lender and as a
                                            Lender


                                           By:
                                               ---------------------------------
                                               Michael J. Lister
                                               Vice President


                                           BANK OF AMERICA, N.A., as syndication
                                           agent and as a Lender


                                           By:
                                               ---------------------------------
                                               Name:
                                                    ----------------------------
                                               Title:
                                                     ---------------------------

                                           MERCANTILE BANK, N.A., as a
                                           co-administrative agent and as a
                                           Lender


                                           By:
                                               ---------------------------------
                                               Name:
                                                    ----------------------------
                                               Title:
                                                     ---------------------------


                                           THE BANK OF NOVA SCOTIA, as co-agen
                                           and as a Lender


                                           By:
                                               ---------------------------------
                                               Name:
                                                    ----------------------------
                                               Title:
                                                     ---------------------------

                                           BANK ONE,  NA (Main  Office -
                                           Chicago), as co-agent and as a
                                           Lender


                                           By:
                                               ---------------------------------
                                               Name:
                                                    ----------------------------
                                               Title:
                                                     ---------------------------


                                           SUNTRUST BANK, NASHVILLE, N.A., as
                                           co-agent and as a Lender


                                           By:
                                               ---------------------------------
                                               Name:
                                                    ----------------------------
                                               Title:
                                                     ---------------------------


                                           WACHOVIA BANK, N.A., as co-agent and
                                           as a Lender


                                           By:
                                               ---------------------------------
                                               Name:
                                                    ----------------------------
                                               Title:
                                                     ---------------------------


                                           ABN AMRO BANK N.V., as co-agent and
                                           as a Lender


                                           By:
                                               ---------------------------------
                                               Name:
                                                    ----------------------------
                                               Title:
                                                     ---------------------------


                                           By:
                                               ---------------------------------
                                               Name:
                                                    ----------------------------
                                               Title:
                                                     ---------------------------


                                           BANK HAPOALIM


                                           By:
                                               ---------------------------------
                                               Name:  Dan Jozefov
                                               Title: Vice President


                                           By:
                                               ---------------------------------
                                               Name:  John Rice
                                               Title: Vice President

                                           COMERICA BANK


                                           By:
                                               ---------------------------------
                                               Name:
                                                    ----------------------------
                                               Title:
                                                     ---------------------------


                                           THE DAI-ICHI KANGYO BANK, LIMITED


                                           By:
                                               ---------------------------------
                                               Name:
                                                    ----------------------------
                                               Title:
                                                     ---------------------------


                                           REGIONS BANK


                                           By:
                                               ---------------------------------
                                               Name:
                                                    ----------------------------
                                               Title:
                                                     ---------------------------

                                    EXHIBITS:

EXHIBIT A - Form of  Assignment  and  Acceptance  E
XHIBIT B - Form of Opinion of Borrower's Counsel
EXHIBIT C - Form of Subsidiary Guaranty
EXHIBIT D - Form of Increased Commitment Supplement


                                   SCHEDULES:


SCHEDULE 2.01 - Commitments
SCHEDULE 3.12 - Subsidiaries
SCHEDULE 6.01 - Existing Indebtedness and Preferred Equity Interests
SCHEDULE 6.02 - Existing Liens
SCHEDULE 6.04 - Existing Investments
SCHEDULE 6.10 - Existing Restrictions

                                    EXHIBIT A

                                       TO

                               ACXIOM CORPORATION
                                CREDIT AGREEMENT

                        Form of Assignment and Acceptance

                            ASSIGNMENT AND ACCEPTANCE

                           Dated: ___________________

         Reference is made to the Credit Agreement dated as of December 29, 1999 (as amended, modified, extended or restated from time to time, the "Agreement"), among ACXIOM CORPORATION (the "Borrower"), the lenders listed in Schedule 2.01 thereto (the "Lenders"), CHASE BANK OF TEXAS, NATIONAL ASSOCIATION, as agent and as a co-administrative agent, MERCANTILE BANK, N.A., as co-administrative agent, and BANK OF AMERICA, N.A., as syndication agent.

         1. The Assignor hereby sells and assigns, without recourse, to the Assignee, and the Assignee hereby purchases and assumes, without recourse, from the Assignor, effective as of the Effective Date of Assignment set forth below, the interests set forth below (the "Assigned Interest") in the Assignor's rights and obligations under the Agreement, including, without limitation, the interests set forth below in the Revolving Commitment of the Assignor on the Effective Date of Assignment and the Loans owing to the Assignor which are outstanding on the Effective Date of Assignment, together with unpaid interest accrued on the assigned Loans to the Effective Date of Assignment and the amount, if any, set forth below of the fees accrued to the Effective Date of Assignment for the account of the Assignor. Each of the Assignor and the Assignee hereby makes and agrees to be bound by all the representations, warranties and agreements set forth in Section 10.04 of the Agreement, a copy of which has been received by each such party. From and after the Effective Date of Assignment, (i) the Assignee shall be a party to and be bound by the provisions of the Agreement and, to the extent of the interests assigned by this Assignment and Acceptance, have the rights and obligations of a Lender thereunder and (ii) the Assignor shall, to the extent of the interests assigned by this Assignment and Acceptance, relinquish its rights and be released from its obligations under the Agreement. After giving effect to this Assignment and Acceptance, Assignor=s Revolving Commitment shall be $________________ and Assignee=s Revolving Commitment shall be $_________________.

         2. This Assignment and Acceptance is being delivered to the Agent together with (i) if the Assignee is organized under the laws of a jurisdiction outside the United States, the forms specified in Section 2.16(e) of the Agreement, duly completed and executed by such Assignee, and (ii) if the Assignee is not already a Lender under the Agreement, an Administrative Questionnaire and (iii) a processing and recordation fee of $3,500.

         3. This Assignment and Acceptance shall be governed by and construed in accordance with the laws of the State of Texas.

Date of Assignment:
Legal Name of Assignor:
Legal Name of Assignee:
Assignee's Address for Notices:
Effective Date of Assignment

------------------------------   ----------------   ----------------------------
           Facility              Principal Amount      Percentage Assigned of
                                     Assigned         Revolving Commitment (set
                                                        forth, to at least 8
                                                    decimals, as a percentage of
                                                      the aggregate Revolving
                                                        Commitments of all
                                                        Lenders thereunder)
------------------------------   ----------------   ----------------------------
Revolving Commitment Assigned:     $
------------------------------   ----------------   ----------------------------
Loans:                             $
------------------------------   ----------------   ----------------------------
Fees Assigned (if any):            $
------------------------------   ----------------   ----------------------------

The terms set forth herein are hereby
agreed to:                              Accepted:

[ASSIGNOR], as Assignor
                                        ACXIOM CORPORATION

By:                                     By:
   ----------------------------------      -------------------------------------
Name:                                   Name:
     --------------------------------        -----------------------------------
Title:                                  Title:
     --------------------------------         ----------------------------------

[ASSIGNEE], as Assignee                 CHASE BANK OF TEXAS, NATIONAL
                                        ASSOCIATION, as Agent


By:                                     By:
   ----------------------------------      -------------------------------------
Name:                                   Name:
     --------------------------------        -----------------------------------
Title:                                  Title:
     --------------------------------         ----------------------------------

                                    EXHIBIT B

                                       TO

                               ACXIOM CORPORATION
                                CREDIT AGREEMENT

                      Form of Opinion of Borrower's Counsel

                                December 29, 1999



Chase Bank of Texas National Association, as agent for certain lenders and the lenders party to the hereinafter defined Agreement 2200 Ross Avenue, 3rd Floor Dallas, Texas 75201

Re: The Credit Agreement dated as of December 29, 1999 (the "Agreement") among Acxiom Corporation, a Delaware corporation (the "Company"), Chase Bank of Texas, National Association, as the agent and as a co-administrative agent, Mercantile Bank, N.A., as a co-administrative agent, Bank of America, N.A., as syndication agent, and the other lenders named therein.

Ladies and Gentlemen:

         We are special counsel to the Company. As such, we have been asked to render to you the opinion set forth below relating to the Agreement. This opinion is given pursuant to Section 4.01(b) of the Agreement. Capitalized terms used herein, not otherwise defined, have the meanings given them in the Agreement. The Agreement and the Subsidiary Guaranty are hereinafter collectively referred to as the "Loan Documents."

         To enable us to render this opinion, we have reviewed originals or copies (certified or otherwise identified to our satisfaction) of the Certificate of Incorporation and By-Laws of the Company and each Guarantor, the Loan Documents, the records of proceedings of the Board of Directors of the Company and each Guarantor, and such other documents, corporate records and certificates of public officials as we have considered appropriate.

         For purposes of this opinion, we have, with your permission, assumed without independent investigation or inquiry that:

                  (i) all signatures of the Lenders on the Loan Documents that we examined are genuine, the Loan Documents submitted to us as originals are authentic, and the Loan Documents submitted to us as copies conform to the original Loan Documents executed by the parties thereto;

                  (ii) the Loan Documents have been duly and validly authorized, executed, delivered and accepted by all parties thereto (other than the Company and each Guarantor) and all parties thereto (other than the Company and each Guarantor) have all requisite power and authority to make and enter into the Loan Documents and perform their obligations thereunder pursuant to the laws of all relevant jurisdictions;

                  (iii) the Agent and the Lenders have their  principal place of business,  chief executive  office and domicile outside of the State of
         Arkansas; all substantive negotiations relating to the transactions contemplated by the Loan Documents have taken place outside the State of Arkansas, either in person or by telephone conferences between your representatives in the States of Texas and New York and representatives of the Company in the State of Arkansas; the closing of the transactions contemplated by, the delivery by the Company and each Guarantor and the acceptance by the Lenders or their counsel of the Loan Documents occurred in the State of Texas; the administration of and delivery and acceptance of payments pursuant to the Loan Documents will take place in the State of New York; the choice of law as provided for in the Loan Documents is valid pursuant to the conflict of laws principles under the laws of any and all jurisdictions governing the same (other than the State of Arkansas) specifically including the laws of the State of Texas; and, the parties to the Loan Documents have voluntarily chosen to have the laws of the State of Texas govern the Loan Documents;

                  (iv) The Loan Documents were entered into in good faith and for adequate consideration; and

                  (v) The Agent and the Lenders will exercise their rights, remedies and benefits under the Loan Documents in a commercially reasonably manner.

         Based upon the foregoing and subject to the qualifications and limitations set forth below, we are of the opinion that:

         1. The Company and each Guarantor organized under the laws of the States of either Arkansas or Delaware (collectively the "Loan Parties") has been duly organized and is validly existing and in good standing under the laws of the State of its incorporation or organization as reflected in the Agreement.

         2. Each Loan Party has the corporate power and authority to enter into and perform the Loan Documents to which it is a party. The execution, delivery and performance of the Loan Documents have been duly authorized by all requisite corporate action, and the Loan Documents have been duly executed and delivered by each Loan Party who is a party thereto.

         3.  The  execution  and  delivery  of  the  Loan  Documents,   and  the
performance by each Loan Party that is a party thereto of their respective terms, do not conflict with or result in a violation of law, rule or regulation, the Certificate of Incorporation or By-Laws of any Loan Party, or of any agreement, instrument, order, writ, judgment or decree known to us to which any Loan Party is a party or is subject.

         4. A court of the State of Arkansas presented with the facts, as we have assumed them, and properly applying the current conflict of law principles, would honor the choice of law provisions as set forth in the Loan Documents and would not apply the substantive laws of the State of Arkansas, including usury laws to the Loan Documents, except for certain issues necessarily governed by Arkansas law such as title to properties and remedies and procedures for enforcement in Arkansas.

         5. No consent, approval, authorization or other action by, or filing with, any governmental authority is required in connection with the execution and delivery by any Loan Party of Loan Documents to which it is a party.

         6. To our knowledge, there are no actions, suits or proceedings pending or threatened against or affecting the Company or any Subsidiary or any of their respective properties in any court or before any arbitrator of any kind or before or by any Governmental Authority that, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect.

         7. The execution and delivery by the Company and each Guarantor of the Agreement and the other Loan Documents executed by it, the consummation of the transactions contemplated by the Agreement and the performance of the terms and provisions of the Agreement and the other Loan Documents by the Company and the Guarantors will not involve any violations of Regulation T, U or X or any other rule or regulation of the Board of Governors of the Federal Reserve System pursuant to Section 7 of the Securities Exchange Act of 1934, as amended.

         8. The Company is not an investment company, or a person directly or indirectly controlled by or acting on behalf of an investment company, within the meaning of the Investment Company Act of 1940, as amended.

         9.  The  Indebtedness  arising  under  the  Subsidiary  Guaranty,   the
Agreement and the other Loan Documents constitutes "Senior Indebtedness" under and as defined in the Subordinated Debt Documents.

         The opinions hereinafter expressed are subject to the following qualifications and limitations:

         (a) The opinions set forth herein are subject to the qualification that we are members of the bar of the State of Arkansas only and we express no opinion as to the laws of any jurisdiction other than the United States of America, the State of Arkansas and the General Corporate Laws of the State of Delaware.

         (b) This opinion is limited to pertinent laws in effect as of the date hereof, and we expressly disclaim any undertaking to advise you of any changes of law or fact that may thereafter come to our attention.

         (c) Our opinion is limited to the matters stated herein and no opinion is to be implied or may be inferred beyond those matters expressly stated. The opinions expressed herein represent our judgment as to certain legal matters, but they are not warranties or guarantees and should not be construed as such. The liability of this firm is limited to the fullest extent possible under Ark. Code Ann. Section 16-114-303; provided, however, the requirements of such section necessary to allow the Lenders to rely on this opinion have been satisfied.

         (d) This opinion is furnished by us solely for your benefit, and it may not be relied upon, quoted from or delivered to any person other than counsel to you and your agents or employees and participants without our express prior written consent, except (i) in connection with the enforcement of obligations of the Loan Parties under the Loan Documents, (ii) in response to a valid subpoena or other legal process, (iii) as otherwise required by applicable law or regulations, or (iv) in connection with the sale or transfer of the rights under the Loan Documents to a subsequent purchaser or transferee.

         (e) The phrases "known to us" or "to our knowledge" as used in this letter means the actual knowledge of those attorneys of our firm who have performed services in connection with the Loan Documents and this opinion based solely on representations from the Company, and does not include constructive knowledge or knowledge imputed to our firm under common law principles of agency or otherwise. Except as expressly set forth herein, we have not undertaken any investigation to determine the existence or absence of any facts and no inference as to our knowledge concerning any facts should be drawn from the fact that such representation has been undertaken by us.

         (f) For purposes of the factual matters material to the opinions expressed herein, we have, with your consent, relied upon the correctness of the representations contained in the Agreement and the factual assumptions stated therein.

         (g) Our opinions are rendered as of the date hereof and do not cover the effect of any amendment or supplement to the Loan Documents or the validity or enforceability of any amendment or supplement thereto, including without limitation any refinancings, modifications, extensions, waivers or releases or the effect or applicability of federal or state tax laws on or to the transactions contemplated by the Loan Documents.

         (h) We have made no examination or investigation to verify the accuracy or completeness of any financial, accounting, or statistical information furnished to you or with respect to any other accounting and financial matters and express no opinion with respect thereto.

         (i) We call your attention to the fact that the awarding of attorney's fees and expenses is discretionary under Arkansas law. We cannot opine that attorney's fees and expenses will be awarded in any particular amount.

         (j) Our opinions are subject to, and we express no opinion on, state or federal law relating to fraudulent conveyances.

         (k) The opinions expressed above are (i) given to the addressees hereof solely for their benefit and the benefit of their successors and transferees (including any assignee or participant in the Loans under the Loan Agreement) and it is acknowledged that each such Loan Party has relied on same, (ii) not binding on any court and (iii) may not be quoted in whole or in part or otherwise referred to in any legal opinion, document, or other report to be furnished to another person or entity without our prior written consent; provided, however, that you may furnish this opinion to any proposed assignee or participant in the Loans under the Loan Agreement.

                                        Very truly yours,



                                        KUTAK ROCK LLP

jjg/mlc

                                   EXHIBIT "C"
                                       TO
                               ACXIOM CORPORATION
                                CREDIT AGREEMENT

                           Form of Subsidiary Guaranty

                               GUARANTY AGREEMENT
                                 (Subsidiaries)

         WHEREAS, ACXIOM CORPORATION, a Delaware corporation (the "Borrower") has entered into that certain Credit Agreement dated December 29, 1999, among Borrower, the lenders party thereto (the "Lenders"), CHASE BANK OF TEXAS, NATIONAL ASSOCIATION, as the agent for the Lenders (the "Agent") and a co-administrative agent, MERCANTILE BANK, N.A., as a co-administrative agent, and BANK OF AMERICA, N.A., as syndication agent (such Credit Agreement, as it may hereafter be amended or otherwise modified from time to time, being hereinafter referred to as the "Credit Agreement", and capitalized terms not otherwise defined herein shall have the same meaning as set forth in the Credit Agreement);

         WHEREAS, the execution of this Guaranty Agreement is a condition to the Agent's and each Lender's obligations under the Credit Agreement;

         NOW, THEREFORE, for valuable consideration, the receipt and adequacy of which are hereby acknowledged, each of the undersigned Subsidiaries and any Subsidiary hereafter added as a "Guarantor" hereto pursuant to a Subsidiary Joinder Agreement in the form attached hereto as Exhibit A (individually a "Guarantor" and collectively the "Guarantors"), hereby irrevocably and unconditionally guarantees to Agent, the Lenders and their respective Affiliates the full and prompt payment and performance of the Guaranteed Indebtedness (hereinafter defined), this Guaranty Agreement being upon the following terms:

1. The term "Guaranteed Indebtedness", as used herein means all of the obligations, indebtedness and liability of the Borrower to the Agent, the Issuing Bank and the Lenders, or any of them, arising pursuant to any of the Loan Documents, pursuant to any interest rate protection Hedging Agreement entered into by the Agent, any Lender or any of their respective Affiliates with the Borrower to hedge or mitigate interest rate risk on the Loans, whether now existing or hereafter arising, whether direct, indirect, related, unrelated, fixed, contingent, liquidated, unliquidated, joint, several, or joint and several, including, without limitation, the obligation of the Borrower to repay the Loans, the LC Disbursements, interest on the Loans and all fees, costs and expenses (including attorneys' fees and expenses) provided for in the Loan Documents or such interest rate protection Hedging Agreements. The "Guaranteed Indebtedness" shall include any and all post-petition interest and expenses (including attorneys' fees) whether or not allowed under any bankruptcy, insolvency, or other similar law; provided that the Guaranteed Indebtedness shall be limited, with respect to each Guarantor, to an aggregate amount equal to the largest amount that would not render such Guarantor's obligations hereunder subject to avoidance under Section 544 or 548 of the United States Bankruptcy Code or under any applicable state law relating to fraudulent transfers or conveyances.

2. The Guarantors together desire to allocate among themselves (collectively, the "Contributing Guarantors"), in a fair and equitable manner, their obligations arising under this Guaranty Agreement. Accordingly, in the event any payment or distribution is made by a Guarantor under this Guaranty Agreement (a "Funding Guarantor") that exceeds its Fair Share (as defined below), that Funding Guarantor shall be entitled to a contribution from each of the other Contributing Guarantors in the amount of such other Contributing Guarantor's Fair Share Shortfall (as defined below), with the result that all such contributions will cause each Contributing Guarantor's Aggregate Payments (as defined below) to equal its Fair Share. "Fair Share" means, with respect to a Contributing Guarantor as of any date of determination, an amount equal to (i) the ratio of (x) the Adjusted Maximum Amount (as defined below) with respect to such Contributing Guarantor to (y) the aggregate of the Adjusted Maximum Amounts with respect to all Contributing Guarantors, multiplied by (ii) the aggregate amount paid or distributed on or before such date by all Funding Guarantors under this Guaranty Agreement in respect of the obligations guarantied. "Fair Share Shortfall" means, with respect to a Contributing Guarantor as of any date of determination, the excess, if any, of the Fair Share of such Contributing Guarantor over the Aggregate Payments of such Contributing Guarantor. "Adjusted Maximum Amount" means, with respect to a Contributing Guarantor as of any date of determination, the maximum aggregate amount of the obligations of such Contributing Guarantor under this Guaranty Agreement determined in accordance with the provisions hereof; provided that, solely for purposes of calculating the "Adjusted Maximum Amount" with respect to any Contributing Guarantor for purposes of this paragraph 2, the assets or liabilities arising by virtue of any rights to or obligations of contribution hereunder shall not be considered as assets or liabilities of such Contributing Guarantor. "Aggregate Payments" means, with respect to a Contributing Guarantor as of any date of determination, the aggregate amount of all payments and distributions made on or before such date by such Contributing Guarantor in respect of this Guaranty Agreement (including, without limitation, in respect of this paragraph 2). The amounts payable as contributions hereunder shall be determined as of the date on which the related payment or distribution is made by the applicable Funding Guarantor. The allocation among Contributing Guarantors of their obligations as set forth in this paragraph 2 shall not be construed in any way to limit the liability of any Contributing Guarantor hereunder.

3. This instrument shall be an absolute, continuing, irrevocable and unconditional guaranty of payment and performance, and not a guaranty of collection, and each Guarantor shall remain liable on its obligations hereunder until the payment and performance in full of the Guaranteed Indebtedness. No set-off, counterclaim, recoupment, reduction, or diminution of any obligation, or any defense of any kind or nature which Borrower may have against Agent, any Lender or any other party, or which any Guarantor may have against Borrower, the Issuing Bank, the Agent, any Lender or any other party, shall be available to, or shall be asserted by, any Guarantor against Agent, any Lender or any subsequent holder of the Guaranteed Indebtedness or any part thereof or against payment of the Guaranteed Indebtedness or any part thereof.

4. If a Guarantor becomes liable for any indebtedness owing by Borrower to Agent or any Lender by endorsement or otherwise, other than under this Guaranty
Agreement, such liability shall not be in any manner impaired or affected hereby, and the rights of Agent and the Lenders hereunder shall be cumulative of any and all other rights that Agent and the Lenders may ever have against such Guarantor. The exercise by Agent and the Lenders of any right or remedy hereunder or under any other instrument, or at law or in equity, shall not preclude the concurrent or subsequent exercise of any other right or remedy.

5. In the event of default by Borrower in payment or performance of the Guaranteed Indebtedness, or any part thereof, when such Guaranteed Indebtedness becomes due, whether by its terms, by acceleration, or otherwise, the Guarantors shall, jointly and severally, promptly pay the amount due thereon to Agent, without notice or demand, in lawful currency of the United States of America, and it shall not be necessary for Agent or any Lender, in order to enforce such payment by any Guarantor, first to institute suit or exhaust its remedies against Borrower or others liable on such Guaranteed Indebtedness, or to enforce any rights against any collateral which shall ever have been given to secure such Guaranteed Indebtedness. In the event such payment is made by a Guarantor, then such Guarantor shall be subrogated to the rights then held by Agent and any Lender with respect to the Guaranteed Indebtedness to the extent to which the Guaranteed Indebtedness was discharged by such Guarantor and, in addition, upon payment by such Guarantor of any sums to Agent and any Lender hereunder, all rights of such Guarantor against Borrower, any other guarantor or any collateral arising as a result therefrom by way of right of subrogation, reimbursement, or otherwise shall in all respects be subordinate and junior in right of payment to the prior indefeasible payment in full of the Guaranteed Indebtedness. All payments received by the Agent hereunder shall be applied by the Agent to payment of the Guaranteed Indebtedness in the following order unless a court of competent jurisdiction shall otherwise direct:

                  (a) FIRST, to payment of all costs and expenses of the Agent incurred in connection with the collection and enforcement of the Guaranteed Indebtedness;

                  (b) SECOND, to payment of that portion of the Guaranteed Indebtedness constituting accrued and unpaid interest and fees, pro rata among the Lenders and their Affiliates in accordance with the amount of such accrued and unpaid interest and fees owing to each of them;

                  (c) THIRD, to payment of the principal of the Guaranteed Indebtedness and the net early termination payments and any other obligations due under any Hedging Agreements guaranteed hereby, pro rata among the Lenders and their Affiliates in accordance with the amount of such principal and such net early termination payments and other obligations then due and unpaid owing to each of them; and

                  (d) FOURTH, to payment of any Guaranteed Indebtedness (other than the Guaranteed Indebtedness listed above) pro rata among those parties to whom such Guaranteed Indebtedness is due in accordance with the amounts owing to each of them.

6. If acceleration of the time for payment of any amount payable by Borrower under the Guaranteed Indebtedness is stayed upon the insolvency, bankruptcy, or reorganization of Borrower, all such amounts otherwise subject to acceleration under the terms of the Guaranteed Indebtedness shall nonetheless be payable by the Guarantors hereunder forthwith on demand by Agent or any Lender.

7. Each  Guarantor  hereby  agrees  that its  obligations  under  this  Guaranty
Agreement shall not be released, discharged, diminished, impaired, reduced, or affected for any reason or by the occurrence of any event, including, without limitation, one or more of the following events, whether or not with notice to or the consent of any Guarantor: (a) the taking or accepting of collateral as security for any or all of the Guaranteed Indebtedness or the release, surrender, exchange, or subordination of any collateral now or hereafter securing any or all of the Guaranteed Indebtedness; (b) any partial release of the liability of any Guarantor hereunder, or the full or partial release of any other guarantor from liability for any or all of the Guaranteed Indebtedness;
(c) any disability of Borrower, or the dissolution, insolvency, or bankruptcy of Borrower, any Guarantor, or any other party at any time liable for the payment of any or all of the Guaranteed Indebtedness; (d) any renewal, extension, modification, waiver, amendment, or rearrangement of any or all of the Guaranteed Indebtedness or any instrument, document, or agreement evidencing, securing, or otherwise relating to any or all of the Guaranteed Indebtedness;
(e) any adjustment, indulgence, forbearance, waiver, or compromise that may be granted or given by Agent or any Lender to Borrower, any Guarantor, or any other party ever liable for any or all of the Guaranteed Indebtedness; (f) any neglect, delay, omission, failure, or refusal of Agent or any Lender to take or prosecute any action for the collection of any of the Guaranteed Indebtedness or to foreclose or take or prosecute any action in connection with any instrument, document, or agreement evidencing, securing, or otherwise relating to any or all of the Guaranteed Indebtedness; (g) the unenforceability or invalidity of any or all of the Guaranteed Indebtedness or of any instrument, document, or agreement evidencing, securing, or otherwise relating to any or all of the Guaranteed Indebtedness; (h) any payment by Borrower or any other party to Agent or any Lender is held to constitute a preference under applicable bankruptcy or insolvency law or if for any other reason Agent or any Lender is required to refund any payment or pay the amount thereof to someone else; (i) the settlement or compromise of any of the Guaranteed Indebtedness; (j) the non-perfection of any security interest or lien securing any or all of the Guaranteed Indebtedness; (k) any impairment of any collateral securing any or all of the Guaranteed Indebtedness; (l) the failure of Agent or any Lender to sell any collateral securing any or all of the Guaranteed Indebtedness in a commercially reasonable manner or as otherwise required by law; (m) any change in the corporate existence, structure, or ownership of Borrower; or (n) any other circumstance which might otherwise constitute a defense available to, or discharge of, Borrower or any other Guarantor (other than payment of the Guaranteed Indebtedness).

8. Each Guarantor represents and warrants to Agent and the Lenders as follows:

(a) All representations and warranties in the Credit Agreement relating to it are true and correct as of the date hereof and on each date the representations and warranties hereunder are restated pursuant to any of the Loan Documents with the same force and effect as if such representations and warranties had been made on and as of such date except to the extent that such representations and warranties relate specifically to another date.

(b) It has, independently and without reliance upon Agent or any Lender and based upon such documents and information as it has deemed appropriate, made its own analysis and decision to enter into the Loan Documents to which it is a party.

(c) It has adequate means to obtain from Borrower on a continuing basis information concerning the financial condition and assets of Borrower and it is not relying upon Agent or any Lender to provide (and neither the Agent nor any Lender shall have any duty to provide) any such information to it either now or in the future.

(d) The value of the consideration received and to be received by each Guarantor as a result of Borrower's and the Lenders' entering into the Credit Agreement and each Guarantor's executing and delivering this Guaranty Agreement is reasonably worth at least as much as the liability and obligation of each Guarantor hereunder, and such liability and obligation and the Credit Agreement have benefited and may reasonably be expected to benefit each Guarantor directly or indirectly.

9. Each Guarantor covenants and agrees that, as long as the Guaranteed Indebtedness or any part thereof is outstanding or any Lender has any commitment under the Credit Agreement, it will comply with all covenants set forth in the Credit Agreement specifically applicable to it.

10. When an Event of Default exists, Agent and each Lender shall have the right to set-off and apply against this Guaranty Agreement or the Guaranteed Indebtedness or both, at any time and without notice to any Guarantor, any and all deposits (general or special, time or demand, provisional or final, but excluding any account established by a Guarantor as a fiduciary for another party) or other sums at any time credited by or owing from Agent and the Lenders to any Guarantor whether or not the Guaranteed Indebtedness is then due and irrespective of whether or not Agent or any Lender shall have made any demand under this Guaranty Agreement. Each Lender agrees promptly to notify the Borrower (with a copy to the Agent) after any such setoff and application, provided that the failure to give such notice shall not affect the validity of such setoff and application. The rights and remedies of Agent and the Lenders hereunder are in addition to other rights and remedies (including, without limitation, other rights of set-off) which Agent or any Lender may have.

11. (a) Each Guarantor hereby agrees that the Subordinated Indebtedness (as defined below) shall be subordinate and junior in right of payment to the prior payment in full of all Guaranteed Indebtedness as herein provided. The Subordinated Indebtedness shall not be payable, and no payment of principal, interest or other amounts on account thereof, and no property or guarantee of any nature to secure or pay the Subordinated Indebtedness shall be made or given, directly or indirectly by or on behalf of any Debtor (hereafter defined) or received, accepted, retained or applied by any Guarantor unless and until the Guaranteed Indebtedness shall have been paid in full in cash; except that prior to the occurrence and continuance of an Event of Default, each Debtor shall have the right to make payments and a Guarantor shall have the right to receive payments on the Subordinated Indebtedness from time to time as may be determined by Borrower. After the occurrence and during the continuance of an Event of Default, no payments of principal or interest may be made or given, directly or indirectly, by or on behalf of any Debtor or received, accepted, retained or applied by any Guarantor unless and until the Guaranteed Indebtedness shall have been paid in full in cash. If any sums shall be paid to a Guarantor by any Debtor or any other Person on account of the Subordinated Indebtedness when such payment is not permitted hereunder, such sums shall be held in trust by such Guarantor for the benefit of Agent and the Lenders and shall forthwith be paid to Agent and applied by Agent against the Guaranteed Indebtedness in accordance with this Guaranty Agreement. For purposes of this Guaranty Agreement and with respect to a Guarantor, the term "Subordinated Indebtedness" means all indebtedness, liabilities, and obligations of Borrower or any other Guarantor (Borrower and such other Guarantor herein the "Debtors") to such Guarantor, whether such indebtedness, liabilities, and obligations now exist or are hereafter incurred or arise, or are direct, indirect, contingent, primary, secondary, several, joint and several, or otherwise, and irrespective of whether such indebtedness, liabilities, or obligations are evidenced by a note, contract, open account, or otherwise, and irrespective of the Person or Persons in whose favor such indebtedness, obligations, or liabilities may, at their inception, have been, or may hereafter be created, or the manner in which they have been or may hereafter be acquired by such Guarantor.

                   (b) Each Guarantor agrees that any and all Liens (including any judgment liens), upon any Debtor's assets securing payment of any Subordinated Indebtedness shall be and remain inferior and subordinate to any and all Liens upon any Debtor's assets securing payment of the Guaranteed Indebtedness or any part thereof, regardless of whether such Liens in favor of a Guarantor, Agent or any Lender presently exist or are hereafter created or attached. Without the prior written consent of Agent, no Guarantor shall (i) file suit against any Debtor or exercise or enforce any other creditor's right it may have against any Debtor, or (ii) foreclose, repossess, sequester, or otherwise take steps or institute any action or proceedings (judicial or otherwise, including without limitation the commencement of, or joinder in, any liquidation, bankruptcy, rearrangement, debtor's relief or insolvency proceeding) to enforce any obligations of any Debtor to such Guarantor or any Liens held by such Guarantor on assets of any Debtor.

                  (c) In the event of any receivership, bankruptcy, reorganization, rearrangement, debtor's relief, or other insolvency proceeding involving any Debtor as debtor, Agent shall have the right to prove and vote any claim under the Subordinated Indebtedness and to receive directly from the receiver, trustee or other court custodian all dividends, distributions, and payments made in respect of the Subordinated Indebtedness until the Guaranteed Indebtedness has been paid in full in cash. Agent may apply any such dividends, distributions, and payments against the Guaranteed Indebtedness in accordance with the Credit Agreement.

                  (d) Each Guarantor agrees that all promissory notes and other instruments evidencing Subordinated Indebtedness shall contain a specific written notice thereon that the indebtedness evidenced thereby is subordinated under the terms of this Guaranty Agreement.

12. Except for modifications made pursuant to the execution and delivery of a Subsidiary Joinder Agreement (which needs to be signed only by the Subsidiary party thereto), no amendment or waiver of any provision of this Guaranty Agreement or consent to any departure by any Guarantor therefrom shall in any event be effective unless the same shall be in writing and signed by Agent and Required Lenders except as otherwise provided in the Credit Agreement. No failure on the part of Agent or any Lender to exercise, and no delay in exercising, any right, power, or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power, or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power, or privilege. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

13. To the extent permitted by law, any acknowledgment or new promise, whether by payment of principal or interest or otherwise and whether by Borrower or others (including any Guarantor), with respect to any of the Guaranteed Indebtedness shall, if the statute of limitations in favor of a Guarantor against Agent or any Lender shall have commenced to run, toll the running of such statute of limitations and, if the period of such statute of limitations shall have expired, prevent the operation of such statute of limitations.

14. This Guaranty Agreement is for the benefit of Agent and the Lenders and their successors and assigns, and in the event of an assignment of the Guaranteed Indebtedness, or any part thereof, the rights and benefits hereunder, to the extent applicable to the indebtedness so assigned, may be transferred with such indebtedness. This Guaranty Agreement is binding not only on each Guarantor, but on each Guarantor's successors and assigns.

15. Each Guarantor recognizes that Agent and the Lenders are relying upon this Guaranty Agreement and the undertakings of each Guarantor hereunder and under the other Loan Documents to which each is a party in making extensions of credit to Borrower under the Credit Agreement and further recognizes that the execution and delivery of this Guaranty Agreement and the other Loan Documents to which each Guarantor is a party is a material inducement to Agent and the Lenders in entering into the Credit Agreement and continuing to extend credit thereunder. Each Guarantor hereby acknowledges that there are no conditions to the full effectiveness of this Guaranty Agreement or any other Loan Document to which it is a party.

16. Any notice or demand to any Guarantor under or in connection with this Guaranty Agreement or any other Loan Document to which it is a party shall be deemed effective if given to the Guarantor, care of Borrower in accordance with the notice provisions in the Credit Agreement.

17. The Guarantors shall, jointly and severally, pay on demand all reasonable attorneys' fees and all other reasonable costs and expenses incurred by Agent and the Lenders in connection with the administration, enforcement, or collection of this Guaranty Agreement.

18. Except as otherwise specifically provided in the Credit Agreement, each Guarantor hereby waives promptness, diligence, notice of any default under the Guaranteed Indebtedness, demand of payment, notice of acceptance of this Guaranty Agreement, presentment, notice of protest, notice of dishonor, notice of the incurring by Borrower of additional indebtedness, and all other notices and demands with respect to the Guaranteed Indebtedness and this Guaranty Agreement.

19. The Credit Agreement, and all of the terms thereof, are incorporated herein by reference, the same as if stated verbatim herein, and each Guarantor agrees that Agent and the Lenders may exercise any and all rights granted to any of them under the Credit Agreement and the other Loan Documents without affecting the validity or enforceability of this Guaranty Agreement.

20. THIS GUARANTY AGREEMENT EMBODIES THE FINAL, ENTIRE AGREEMENT OF EACH GUARANTOR, AGENT AND THE LENDERS WITH RESPECT TO EACH GUARANTOR'S GUARANTY OF THE GUARANTEED INDEBTEDNESS AND SUPERSEDES ANY AND ALL PRIOR COMMITMENTS,
AGREEMENTS,  REPRESENTATIONS,  AND  UNDERSTANDINGS,  WHETHER  WRITTEN  OR  ORAL,

RELATING TO THE SUBJECT MATTER HEREOF. THIS GUARANTY AGREEMENT IS INTENDED BY EACH GUARANTOR, AGENT AND THE LENDERS AS A FINAL AND COMPLETE EXPRESSION OF THE TERMS OF THE GUARANTY AGREEMENT, AND NO COURSE OF DEALING AMONG ANY GUARANTOR, AGENT AND THE LENDERS, NO COURSE OF PERFORMANCE, NO TRADE PRACTICES, AND NO EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OR OTHER EXTRINSIC EVIDENCE OF ANY NATURE SHALL BE USED TO CONTRADICT, VARY, SUPPLEMENT OR MODIFY ANY TERM OF THIS GUARANTY AGREEMENT. THERE ARE NO ORAL AGREEMENTS AMONG ANY GUARANTOR, AGENT AND THE LENDERS.

         21. This Guaranty Agreement shall be governed by, and construed in accordance with, the laws of the State of Texas and applicable laws of the United States of America. EACH GUARANTOR HEREBY IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE NONEXCLUSIVE JURISDICTION OF THE SUPREME COURT OF THE STATE OF TEXAS SITTING IN DALLAS COUNTY AND OF THE UNITED STATES DISTRICT COURT OF THE NORTHERN DISTRICT OF TEXAS, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO ANY LOAN DOCUMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE GUARANTORS HEREBY IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH
TEXAS STATE OR, TO THE EXTENT PERMITTED BY LAW, IN SUCH FEDERAL COURT. EACH OF THE GUARANTORS AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS GUARANTY AGREEMENT OR ANY OTHER LOAN DOCUMENT SHALL AFFECT ANY RIGHT THAT THE AGENT OR ANY LENDER MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AGAINST A GUARANTOR OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION. Each Guarantor hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Guaranty Agreement or any other Loan Document in any court referred to in this paragraph
21. Each of the Guarantors irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

         22. EACH GUARANTOR WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS GUARANTY AGREEMENT, ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH GUARANTOR (A) CERTIFIES THAT NO

REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

         EXECUTED as of the 29th day of December 1999.

                                   GUARANTORS:

                                   Acxiom CDC, Inc.
                                   Acxiom/Direct Media, Inc.
                                   Acxiom/May & Speh, Inc.
                                   Acxiom RM-Tools, Inc.
                                   Acxiom/Woodland Hills Data Center, Inc.


                                   By:
                                      ------------------------------------------
                                      Name:
                                           -------------------------------------
                                           Authorized Officer of all Guarantors

                                   EXHIBIT "A"
                                       TO
                               ACXIOM CORPORATION
                               SUBSIDIARY GUARANTY

                          Subsidiary Joinder Agreement

SUBSIDIARY JOINDER AGREEMENT, Solo Page
DALLAS2 635610v7 12283-00139
                          SUBSIDIARY JOINDER AGREEMENT

         This SUBSIDIARY JOINDER AGREEMENT (the "Agreement") dated as of ____________________, ____ is executed by the undersigned (the "Guarantor") for the benefit of CHASE BANK OF TEXAS, NATIONAL ASSOCIATION, in its capacity as agent for the lenders party to the hereafter identified Credit Agreement (in such capacity herein, the "Agent") and for the benefit of such lenders in connection with that certain Credit Agreement among ACXIOM CORPORATION ("Borrower"), the lenders party thereto (the "Lenders"), CHASE BANK OF TEXAS, NATIONAL ASSOCIATION, as the agent for the Lenders (the "Agent") and as a co-administrative agent, MERCANTILE BANK, N.A., as a co-administrative agent, and BANK OF AMERICA, N.A., as syndication (such Credit Agreement, as it may hereafter be amended or otherwise modified from time to time, being hereinafter referred to as the "Credit Agreement", and capitalized terms not otherwise defined herein shall have the same meaning as set forth in the Credit Agreement) (as modified, the "Credit Agreement", and capitalized terms not otherwise defined herein being used herein as defined in the Credit Agreement).

         The Debtor [is a newly formed or newly acquired Significant Subsidiary and] is required to execute this Agreement pursuant to Sections 5.11 of the Credit Agreement.

         NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Debtor hereby agrees as follows:

         1. The Debtor hereby assumes all the obligations of a "Guarantor" under the Subsidiary Guaranty and agrees that it is a "Guarantor" and bound as a "Guarantor" under the terms of the Subsidiary Guaranty as if it had been an original signatory thereto. In accordance with the forgoing and for valuable consideration, the receipt and adequacy of which are hereby acknowledged, Debtor irrevocably and unconditionally guarantees to the Agent and the Lenders the full and prompt payment and performance of the Guaranteed Indebtedness (as defined in the Subsidiary Guaranty) upon the terms and conditions set forth in the Subsidiary Guaranty.

         2. This Agreement shall be deemed to be part of, and a modification to, the Subsidiary Guaranty and shall be governed by all the terms and provisions of the Subsidiary Guaranty, which terms are incorporated herein by reference, are ratified and confirmed and shall continue in full force and effect as valid and binding agreements of Debtor enforceable against Debtor. The Debtor hereby waives notice of Agent's, the Issuing Bank's or any Lender's acceptance of this Agreement.

         IN WITNESS WHEREOF, the Debtor has executed this Agreement as of the day and year first written above.

                                       Debtor:

                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------

                                   EXHIBIT "D
                                       TO
                               ACXIOM CORPORATION
                                CREDIT AGREEMENT

                         Increased Commitment Supplement

                         INCREASED COMMITMENT SUPPLEMENT

        This INCREASED COMMITMENT SUPPLEMENT (this "Supplement") is dated as of ____________, ___ and entered into by and among ACXIOM CORPORATION, a Delaware corporation (the "Borrower"), each of the banks or other lending institutions which is a signatory hereto (the "Lenders"), CHASE BANK OF TEXAS, NATIONAL ASSOCIATION, as agent for itself and the other Lenders (in such capacity, together with its successors in such capacity, the "Agent"), and is made with reference to that certain Credit Agreement dated as of December 29, 1999 (as amended, the "Credit Agreement"), by and among the Company, the Lenders, the Agent, MERCANTILE BANK, N.A., as a co-administrative agent and BANK OF AMERICA, N.A., as syndication agent. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement.

                                    RECITALS

        WHEREAS, pursuant to Section 2.19 of the Credit Agreement, the Borrower and the Lenders are entering into this Increased Commitment Supplement to provide for the increase of the aggregate Revolving Commitments;

        WHEREAS, each Lender [party hereto and already a party to the Credit Agreement] wishes to increase its Revolving Commitment [, and each Lender, to the extent not already a Lender party to the Credit Agreement (herein a "New Lender"), wishes to become a Lender party to the Credit Agreement];1

        WHEREAS, the Lenders are willing to agree to supplement the Credit Agreement in the manner provided herein.

        NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

        Section 1.Increase in Revolving Commitments. Subject to the terms and conditions hereof, each Lender severally agrees that its Revolving Commitment shall be increased to [or in the case of a New Lender, shall be] the amount set forth opposite its name on the signature pages hereof.

         Section 2. [New Lenders. Each New Lender (i) confirms that it has received a copy of the Credit Agreement, together with copies of the most recent financial statements of the Borrower delivered under Section 5.01 and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Supplement; (ii) agrees that it has, independently and without reliance upon the Agent, any other Lender or any of their Related Parties and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Supplement; (iii) agrees that it will, independently and without reliance upon the Agent, any other Lender or any of their Related Parties and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (iv) appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Credit Agreement as are delegated to the Agent by the terms thereof, together with such powers and discretion as are reasonably incidental thereto; and (v) agrees that it is a "Lender" under the Credit Agreement and will perform in accordance with their terms all of the obligations that by the terms of the Credit Agreement are required to be performed by it as a Lender.

         Section 3. Conditions to Effectiveness. Section 1 of this Supplement shall become effective only upon the satisfaction of the following conditions precedent:

                  (a) receipt by the Agent of an opinion of counsel to the Borrower as to the matters referred to in Section 3.01, 3.02 and 3.03 of the Credit Agreement (with the term "Agreement" as used therein meaning this Supplement for purposes of such opinion), dated the date hereof, satisfactory in form and substance to the Agent.

                  (b) receipt by the Agent of certified copies of all corporate action taken by the Borrower to authorize the execution, delivery and performance of this Supplement; and

                  (c) receipt by the Agent of a certificate of the Secretary or an Assistant Secretary of the Borrower certifying the names and true signatures of the officers of the Borrower authorized to sign this Supplement and the other documents to be delivered hereunder.

         Section 4. Representations and Warranties. In order to induce the Lenders to enter into this Supplement and to supplement the Credit Agreement in the manner provided herein, Borrower represents and warrants to Agent and each Lender that (a) the representations and warranties contained in Article III of the Credit Agreement are and will be true, correct and complete in all material respects on and as of the effective date hereof to the same extent as though made on and as of that date and for that purpose, this Supplement shall be deemed to be the Agreement referred to therein, and (b) no event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Supplement that would constitute a Default.

         Section 5. Effect of Supplement. The terms and provisions set forth in this Supplement shall modify and supersede all inconsistent terms and provisions set forth in the Credit Agreement and except as expressly modified and superseded by this Supplement, the terms and provisions of the Credit Agreement are ratified and confirmed and shall continue in full force and effect. The Borrower, the Agent, and the Lenders party hereto agree that the Credit Agreement as supplemented hereby shall continue to be legal, valid, binding and enforceable in accordance with their respective terms. Any and all agreements, documents, or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Credit Agreement as supplemented hereby, are hereby amended so that any reference in such documents to the Agreement shall mean a reference to the Agreement as supplemented hereby.

         Section 6. Applicable Law. This Supplement shall be governed by, and construed in accordance with, the laws of the State of Texas and applicable laws of the United States of America.

         Section 7. Counterparts, Effectiveness. This Supplement may be executed in any number of counterparts, by different parties hereto in separate counterparts and on telecopy counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. This Supplement (other than the provisions of Section 1 hereof, the effectiveness of which is governed by Section 3 hereof) shall become effective upon the execution of a counterpart hereof by the Borrower, the Lenders and receipt by the Borrower and the Agent of written or telephonic notification of such execution and authorization of delivery thereof.

         Section 8. ENTIRE AGREEMENT. THIS SUPPLEMENT EMBODIES THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES RELATING TO THE SUBJECT MATTER HEREOF AND SUPERSEDE ANY AND ALL PREVIOUS COMMITMENTS, AGREEMENTS, REPRESENTATIONS AND UNDERSTANDINGS, WHETHER ORAL OR WRITTEN, RELATING TO THE SUBJECT MATTER HEREOF AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES HERETO.

         IN WITNESS WHEREOF, the parties hereto have caused this Supplement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

                                           ACXIOM CORPORATION


                                           By:
                                               ---------------------------------
                                               Name:
                                                    ----------------------------
                                               Title:
                                                     ---------------------------

New Total Revolving Commitment:
$                                          CHASE BANK OF TEXAS, NATIONAL
 ----------------                          ASSOCIATION, individually and as the
                                           Agent


                                           By:
                                               ---------------------------------
                                               Name:
                                                    ----------------------------
                                               Title:
                                                     ---------------------------

$                                          [BANK]
 ----------------

                                           By:
                                               ---------------------------------
                                               Name:
                                                    ----------------------------
                                               Title:
                                                     ---------------------------

$                                          [New Lender]
 ----------------

                                           By:
                                               ---------------------------------
                                               Name:
                                                    ----------------------------
                                               Title:
                                                     ---------------------------

         Each Guarantor: (i) consents and agrees to this Supplement; (ii) agrees that the Subsidiary Guaranty is in full force and effect and continues to be its legal, valid and binding obligation enforceable in accordance with its terms; and (iii) agrees that the obligations, indebtedness and liabilities of the Borrower arising as a result of the increase in the Revolving Commitments contemplated hereby are "Guaranteed Indebtedness" as defined in the Subsidiary Guaranty.


                                           [List Guarantors]


                                           By:
                                               ---------------------------------
                                               Name:
                                                    ----------------------------
                                               Title:
                                                     ---------------------------

                                  SCHEDULE 2.01
                                       to
                               ACXIOM CORPORATION
                                CREDIT AGREEMENT

                             Lenders and Commitments

Lenders                                                    Revolving Commitments
1.       Chase Bank of Texas National Association              $ 35,000,000
2.       Mercantile Bank, N.A.                                 $ 35,000,000
3.       Bank of America, N.A.                                 $ 30,000,000
4.       ABN AMRO Bank, N.V.                                   $ 25,000,000
5.       SunTrust Bank, Nashville, N.A.                        $ 25,000,000
6.       Bank One, NA                                          $ 25,000,000
7.       The Bank of Nova Scotia                               $ 25,000,000
8        Wachovia Bank, N.A.                                   $ 25,000,000
9.       Dai-Ichi Kangyo Bank                                  $ 15,000,000
10.      Regions Bank                                          $ 15,000,000
11.      Bank Hapoalim                                         $ 10,000,000
12.      Comerica Bank                                         $ 10,000,000
         Total                                                 $275,000,000

                                  SCHEDULE 3.12
                                       to
                               ACXIOM CORPORATION
                                CREDIT AGREEMENT

                     List of all Subsidiaries of the Company


============================================================================
                              DOMESTIC SUBSIDIARIES
============================================================================
         Name                         Incorporated In          Significant
----------------------------------------------------------------------------
Acxiom Asia, Ltd.                        Arkansas                  No
----------------------------------------------------------------------------
Acxiom CDC, Inc.                         Arkansas                  Yes
----------------------------------------------------------------------------
Acxiom/Direct Media, Inc.                Arkansas                  Yes
----------------------------------------------------------------------------
Acxiom/May & Speh, Inc.                  Delaware                  Yes
----------------------------------------------------------------------------
Acxiom RM-Tools, Inc.                    Arkansas                  No
----------------------------------------------------------------------------
Acxiom RTC, Inc.                         Delaware                  No
----------------------------------------------------------------------------
Acxiom SDC, Inc.                         Arkansas                  No
----------------------------------------------------------------------------
Acxiom Transportation Services, Inc.     Arkansas                  No
----------------------------------------------------------------------------
Acxiom/Woodland Hills Data Center, Inc.  Arkansas                  No
----------------------------------------------------------------------------
Acxiom JTA Inc.                          New Jersey                No
----------------------------------------------------------------------------
Catalog Marketing Services, Inc.         Florida                   No
----------------------------------------------------------------------------
DQ Investment Corporation                California                No
----------------------------------------------------------------------------
DataQuick Information Systems            California                No
============================================================================
                              FOREIGN SUBSIDIARIES
============================================================================
Acxiom Limited                           United Kingdom            Yes
----------------------------------------------------------------------------
Generator Datamarketing Limited          United Kingdom            No
----------------------------------------------------------------------------
Marketlead Services, Ltd.                United Kingdom            No
(Agency company of Acxiom Limited)
----------------------------------------------------------------------------
Southwark Computer Services, Ltd.        United Kingdom            No
(Agency company of Acxiom Limited)
----------------------------------------------------------------------------
Normadress SA                            France                    No
----------------------------------------------------------------------------
Marketing Technology SA                  Spain                     No
----------------------------------------------------------------------------
Acxiom Australia Pty Ltd.                Australia                 No
----------------------------------------------------------------------------


All Subsidiaries are wholly-owned by Acxiom Corporation, except for Acxiom CDC, Inc. Acxiom Corporation owns 99% of the outstanding capital stock of Acxiom CDC, Inc.

                                  SCHEDULE 6.01
                                       to
                               ACXIOM CORPORATION
                                CREDIT AGREEMENT

               Existing Indebtedness and Preferred Equity Interest

                            A. Existing Indebtedness

             Description                 Principal             Liens
                                     Outstanding as of
                                        11/30/99
    ----------------------------------------------------------------------------
    1.   Subordinated Debt             $115,000,000    Unsecured
    ----------------------------------------------------------------------------
    2.   6.92% Senior Notes due
         March 30, 2007                $30,000,000     Unsecured
    ----------------------------------------------------------------------------
    3.   9.75% Senior Notes due
         May 1, 2000                    $2,143,000     Unsecured
    ----------------------------------------------------------------------------
    4.   Synthetic Equipment
         Facility                      (see below)     Secured by Lien on all
                                                       Equipment financed
                                                       thereby (as defined in
                                                       the Master Lease
                                                       Agreement relating to the
                                                       Synthetic Equipment
                                                       Facility)
    ----------------------------------------------------------------------------
    5.   8.5% Unsecured Term Loan       $8,600,000     Unsecured
    ----------------------------------------------------------------------------
    6.   Capital Lease Obligations     $18,861,000     Secured by Lien on land
                                                       located in Downers Grove,
                                                       Illinois and the related
                                                       building and other
                                                       related real and personal
                                                       property assets of
                                                       Acxiom/May & Speh, Inc.
    ----------------------------------------------------------------------------
    7.   Software license liabilities  $69,735,000     Interest is software
                                                       licenses arising under
                                                       related agreements.
    ----------------------------------------------------------------------------
    8.   Construction loan              $3,000,000     Secured by Lien on land
                                                       located in Conway,
                                                       Arkansas and the related
                                                       building and other
                                                       related real and personal
                                                       assets of Acxiom
                                                       Corporation.
    ----------------------------------------------------------------------------
    9.   Mortgage loan                  $3,073,000     Secured by Lien on land
                                                       located in Conway,
                                                       Arkansas and the related
                                                       building and other
                                                       related real and personal
                                                       assets of Acxiom
                                                       Corporation.
    ----------------------------------------------------------------------------
    10.  Aircraft Lease Agreement
         with General Electric          $2,250,000     Secured by Lien on
         Capital Corporation                           Aircraft (as defined in
                                                       the Aircraft Lease
                                                       Agreement)
    ----------------------------------------------------------------------------
    11.  Other capital leases, debt
         and long-term liabilities      $1,904,000     Secured by various Liens
                                                       on assets of Borrower
                                                       and/or its Subsidiaries
                                                       with a book value of
                                                       less than $500,000.
    ----------------------------------------------------------------------------

      Total commitment under the Synthetic Equipment Facility is $100,000,000.

                         B. Preferred Equity Interests.

                                      None

                                  SCHEDULE 6.02
                                       to
                               ACXIOM CORPORATION
                                CREDIT AGREEMENT

                                 Existing Liens


         Liens described in Schedule 6.01.

                                  SCHEDULE 6.04
                                       to
                               ACXIOM CORPORATION
                                CREDIT AGREEMENT

                              Existing Investments


================================================================================
       Person                           Type                          Balance
                                                                    at 11/30/99
================================================================================
Ceres Integrated              25% ownership and membership          $ 3,176,000
Solutions, LLC                interest
--------------------------------------------------------------------------------
Chenal Technology Office      50% ownership interest                  1,021,000
Joint Venture
--------------------------------------------------------------------------------
Customer Analytics, Inc.      250,000 shares Series A                   500,000
                              Preferred Stock
--------------------------------------------------------------------------------
Exchange Marketing Group,     Ownership of a 40% equity                 610,000
LLC                           interest in Exchange
                              Marketing Group, LLC
--------------------------------------------------------------------------------
Riverdale Office Building     81.82% ownership interest                 943,000
Joint Venture
--------------------------------------------------------------------------------
Bigfoot International         27% of Bigfoot International            9,522,000
                              (5000 shares of common stock
                              ($4,000,000.00), $4,000,000.00
                              Convertible Promissory Note,
                              $750,000 of Preferred Series A
                              Convertible, $750,000
                              contribution of Oracle license)
--------------------------------------------------------------------------------
Joint Venture Agreement,      Participating Interest of 50%             520,000
Publishing & Broadcasting
Limited; Jade West
Entertainment PTY Limited;
Acxiom Corporation; Acxiom
Australia PTY Limited;
Acxiom PTY Limited
("Australian/New Zealand
Joint Venture)
--------------------------------------------------------------------------------
Digital Asset Management,     35% equity interest                     1,769,000
Inc.
--------------------------------------------------------------------------------
EMC                           Miscellaneous                              50,000
--------------------------------------------------------------------------------
Constellation Ventures        Constellation Ventures is a             3,000,000
                              Bear Stearns Venture Capital
                              Group, Acxiom's maximum
                              commitment is $5,000,000.00.
--------------------------------------------------------------------------------
B & K List Services, Inc.     Ownership of 100% of assets                37,000
                              of a small list brokerage
                              business
--------------------------------------------------------------------------------
The Personal Marketing        Interim loan of $250,000.00               250,000
Company "PMC"                 subject to completion of
                              transaction; Acxiom has the
                              option to purchase up to 15%
                              of the common stock of PMC
                                                                     ----------
--------------------------------------------------------------------------------
                                                                    $21,398,000
================================================================================

                                  SCHEDULE 6.10
                                       to
                               ACXIOM CORPORATION
                                CREDIT AGREEMENT

                              Existing Restrictions


         Existing  restrictions  include the  restrictions and conditions on the
(a) ability of the Borrower or any Subsidiary to create, incur or permit to exist any Lien upon any of its property or assets, or (b) the ability of any Subsidiary to pay dividends or other distributions with respect to any shares of its capital stock, to make or repay loans or advances to the Borrower or any other Subsidiary, or to Guarantee Indebtedness of the Borrower or any other subsidiary, that are contained in the loan documents pertaining to the Indebtedness described in items 1, 2, 3, 4 and 5 of Schedule 6.01.